UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES

Investment Company Act file number 811-5349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Suite 500, Chicago, Illinois 60606-6303

(Address of principal executive offices) (Zip code)

Howard B. Surloff, Esq.	Copies to:
Goldman, Sachs & Co.	Jeffrey A. Dalke, Esq.
One New York Plaza	Drinker Biddle & Reath LLP
New York, New York 10004	One Logan Square
18th and Cherry Streets
Philadelphia, PA 19103

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: OCTOBER 31

Date of reporting period: OCTOBER 31, 2005

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

MUNICIPAL FIXED INCOME FUNDS

Annual Report October 31, 2005

R
SCHOO
INTERSTATE

High current income potential

from portfolios that invest primarily

in municipal securities.

Goldman Sachs Asset Management

Goldman Sachs Funds MUNICIPAL FIXED INCOME FUNDS Annual Report October 31, 2005 High current income potential from portfolios that invest primarily municipal securities. GOLDMAN SACHS Asset Management

Goldman Sachs Municipal Fixed Income Funds GOLDMAN SACHS SHORT DURATION TAX-FREE FUND GOLDMAN SACHS MUNICIPAL INCOME FUND GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND The Short Duration Tax-Free Fund is not a money market fund. Investors in this Fund should understand that the net asset value of the Fund will fluctuate, which may result in a loss of the principal amount invested. Investments in fixed income securities are subject to the risks associated with debt se curities including credit and interest rate risk. Under normal conditions, the Short Duration Tax-Free Fund will invest at least 80% of its net assets in municipal securities, the interest on which is exempt from regular federal income tax and is not a tax preference item under the federal alternative minimum tax. Under normal conditions, the Fund's investments in private activity bonds and taxable investments will not exceed, in the aggregate, 20% of the Fund's net assets. The interest from private activit y bonds (including the Fund's distributions of such interest) may be a preference item for purposes of the federal alternative minimum tax. The Fund may be adversely impacted by changes in tax law rates and policies, and is not suited for IRAs and other tax-exempt or deferred accounts. The Municipal Income Fund invests in municipal securities, the interest on which is exempt from regular federal income tax. The Fund may include securities whose income may be subject to the federal alternative minimum tax an d state income taxes. The Fund may be adversely impacted by changes in tax law rates and policies, and is not suited for IRAs and other tax-exempt or deferred accounts. Investments in fixed income securities are subject to the risks associated with debt securities including credit and interest rate risk. The High Yield Municipal Fund invests in high yield municipal securities that, at the time of purchase, are medium quality or noninvestment grade. High yield, lower rated securities involve greater price vo latility and present greater risks than higher rated fixed income securities. At times, the High Yield Municipal Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all. The Fund may also include securities whose income is subject to the federal alternative minimum tax and state income tax. The Fund is nondiversified and may invest more of its assets in fewer issuers than diversified funds, may be more susceptible to adverse developments affecting any si ngle issuer held in its portfolio, and may be susceptible to greater losses because of these developments. The Fund may be adversely impacted by changes in tax law rates and policies, and is not suited for IRAs and other tax-exempt or deferred accounts. Investments in fixed income securities are subject to the risks associated with debt securities including credit and interest rate risk. NOT FDIC-INSURED May Lose Value No Bank Guarantee

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS What Distinguishes Goldman Sachs' Fixed Income Investment Process? At Goldman Sachs Asset Management (GSAM), the goal of our fixed income investment process is to provide consistent, strong performance by actively managing our portfolios within a research-intensive, risk-managed framework. A key element of our fixed income investment philosophy is to evaluate the broadest global opportunity set to capture relative valu e across sectors and instruments. Our globally integrated investment process involves managing dynamically along the risk/return spectrum, as we continue to develop value-added strategies through: 1 RIGOROUS SECURITY SELECTION Assess relative value among states, sectors and sub-sectors Leverage the vast resources of Goldman Sachs in selecting securities for each portfolio 2 PRECISE PORTFOLIO CONSTRUCTION Team approach to decision making Manage risk by avoiding significant sector and interest rate bets Careful management of yield curve strategies — while closely managing portfolio duration RESULT Fixed Income portfolios that: Include domestic and global investment options, tax-free income opportunities, and access to areas of specialization such as high yield Capitalize on GSAM's industry renowned credit research capabilities Use a risk-managed framework to seek total re turn, recognizing the importance of investors' capital accumulation goals as well as their need for income

PORTFOLIO RESULTS Short Duration Tax-Free Fund Dear Shareholder, This report provides an overview on the performance of the Goldman Sachs Short Duration Tax-Free Fund during the one-year reporting period that ended October 31, 2005. Performance Review Over the one-year period that ended October 31, 2005, the Fund's Class A, B, C, Institutional and Service Shares generated cumulative total returns, without sales charges, of 0.56%, -0.04%, -0.19%, 0.86% and 0.45%, respectively. These returns compare to the 0.62% cumulative total return of the Fund's benchmark, the Lehman Brothers 1-3 Year Municipal Bond Index, over the same time period.* Market Environment The yields on short-term municipal securities rose along with the federal funds rate, which is controlled by the Federal Reserve Board (the “Fed”). Overall, the Fed increased rates eight times during the period, bringing the target federal funds rate from 1.75% when the period began to 3. 75% at the end of October 2005. The rate hikes were part of the central bank's campaign to bring short-term rates back to a more neutral level after pushing them down to historically low levels to help pull the economy out of the most recent recession. With the economy in recovery, the Fed shifted its concern to heading off inflation, which had been subdued for a number of years but has garnered more headlines lately as a result of soaring commodity prices. In particular, investors focused on crude oil , which briefly surged above $70 per barrel as Hurricane Katrina battered the Gulf Coast region. Partly as a result of increasing energy prices, the September 2005 Consumer Price Index posted its largest increase in the past 25 years, although the so-called core inflation rate, which excludes volatile food and energy prices, remained muted. Meanwhile, yields for five-year securities—which constitute the long end of the Fund's investment universe—rose sharply over the final two months to end the period near their highs for the 12 months under review. At the end of the period, the two-year/10-year municipal spread stood at 82 basis points, down from 147 at the beginning of the period, while the two-year/five-year spread narr owed from 68 basis points to 32. Credit spreads—that is, the spreads between comparable municipal securities with different credit-quality ratings—also tightened during the period. This tightening was prompted by several factors, including relatively wide spread levels at the beginning of the period, improving credit conditions across a number of sectors, and the increase in state and municipal tax receipts that is typical in the advanced stages of an economic recovery. The supply of municipal sec urities remained strong, totaling $336 billion for the first 10 months of 2005. Ample supply was met with robust demand from investors looking for tax-free yield, which helped absorb the supply without causing a steep rise in yields. * Unlike the Fund's total return, the Index's performance does not reflect any deduction for fees or expenses.

PORTFOLIO RESULTS Investment Objective The Fund seeks a high level of current income, consistent with relatively low volatility of principal, that is exempt from regular federal income tax. Investment Strategies In seeking to meet the Fund's objective, we invest at least 80% of the Fund's net assets in municipal securities, for which the interest is exempt from regular federal income tax. In addition, the Fund may invest in derivative securities, including futures and swaps, primarily for duration management purposes or to take advantage of temporary opportunities in the marketplace. Derivatives are not used for speculative purposes. Factors Affecting Performance Against a backdrop of narrowing credit spreads, our performance was aided by overweighting the lower end of the investment grade municipal market, primarily securities with A and BBB ratings. Sectors that aided performance included health care, special assessment and electric utilities. The Fund's overall credit quality remained AA, with almost half of its holdings rated AAA. The term structure of the Fund had an overall negative impact on performance versus the benchmark. Although we correctly overweighted one-year securities, which outperformed, our undere xposure to the two- and three-year maturities hurt, as did our decision to overweight longer-dated securities in the five-year range. In essence, the problem was that we were positioned for further flattening in our part of the yield curve, and it steepened near the end of the period. The Fund's average duration at the end of the period was 2.33 years, about in line with that of the benchmark. The Fund's exposure to California bonds helped performance in absolute terms. Securities in the state had weakened considerably leading up to the period and so were poised for a rebound. Additionally, there were favorable developments on the state's fiscal front that helped spreads to narrow. The Fund carried a market weighting in California securities, so the sector's gains had a neutral impact on our relative performance.

PORTFOLIO RESULTS Outlook Our outlook for municipal fixed income securities remains favorable. Despite an overall trend toward higher interest rates, short-term rates are still near the low end of their historical range even after 11 Fed rate hikes from June 2004 through the end of the period. Most observers believe that once the federal funds rate reaches approximately 4.5%, the Fed will stop tightening for a while. At that point, we might consider shifting ou r positioning by giving the Fund a longer average duration to take advantage of higher yields and stable interest rates. Furthermore, we continue to like the lower end of the investment grade credit quality spectrum, as we feel confident of our ability to find securities that provide adequate compensation in exchange for their higher risk. We thank you for your investment and look forward to your continued confidence. Goldman Sachs U.S. Fixed Income — Municipal Investment Management Team November 19, 2 005

FUND BASICS Short Duration Tax-Free Fund as of October 31, 2005 Assets Under Management $467.8 Million NASDAQ SYMBOLS Class A Shares GSDTX Class B Shares GSDBX Class C Shares GSTCX Institutional Shares GSDUX Service Shares GSFSX PERFORMANCE REVIEW 30-Day November 1, 2004 Fund Total Return Lehman Brothers 1-3 Year Municipal 30-Day Taxable Standardized October 31, 2005 (based on NAV)1 Bond Index2 Equivalent Yield3 Yield4 Class A 0.56% 0.62% 4.34% 2.82% Class B -0 ..04 0.62 3.52 2.29 Class C -0.19 0.62 3.29 2.14 Institutional 0.86 0.62 5.00 3.25 Service 0.45 0.62 4.23 2.75 1 The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund's performance reflects the reinvestment of dividends and other distributions. The Fund's performance does not reflect the deduction of any applicable sales charges. 2 The Lehman Brothers 1-3 Year Municipal Bond Index, an unmanaged index , represents investment grade municipal bonds with maturities greater than one year and less than 4 years, and does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index. 3 The 30-Day Taxable Equivalent Yield of the Fund is calculated by dividing the current 30-Day Standardized Yield by 1 minus the highest 2005 federal income tax rate of 35%. 4 The 30-Day Standardized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price per share of the Fund on the last day of the period. This number is t hen annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. STANDARDIZED TOTAL RETURNS5 For the period ended 9/30/05 One Year Five Years Ten Years Since Inception Inception Date Class A -1.20% 2.75% n/a 3.15% 5/1/97 Class B -1.81 2.55 n/a 2.77 5/1/97 Class C -0.96 2.41 n/a 2.48 8/15/97 Institutional 1.19 3.57 3.85% 3.91 10/1/92 Service 0.69 3.08 3.33 3.474 9/20/94 5 The Standardized Total Returns are average annual total returns or cumulative returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 2% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (2% maximum declining to 0% afte r three years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The returns represent past performance. Past performance does not guarantee future results. The Fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.gs.com/funds to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemp tion of Fund shares.

FUND BASICS

SECTOR ALLOCATION AS OF 10/31/05[6]

Percentage of Portfolio

25%
20%
15%
10%
5%
0%
21.9%
19.5%
8.9%
8.4%
8.3%
8.0%
7.0%
6.1%
3.4%
8.5%
State & Local
Hospital
Pre-Refunded
Transportation
Electric
Special Tax
Appropriations
Special Assessment
University
Other

6

FUND BASICS SECTORAL LOCATION AS OF 10/31/ 056 Percentage of Portfolio 6 The percentage shown for each investment sector reflects the value of investments in that sector as a percentage of market value.

PORTFOLIO RESULTS Municipal Income Fund Dear Shareholder, This report provides an overview on the performance of the Goldman Sachs Municipal Income Fund during the one-year reporting period that ended October 31, 2005. Performance Review Over the one-year period that ended October 31, 2005, the Fund's Class A, B, C, Institutional and Service Shares generated cumulative total returns, without sales charges, of 3.55%, 2.78%, 2.85%, 4.02% and 3.49%, respectively. These returns compare to the 2.54% cumulative total return of the Fund's benchmark, the Lehman Brothers Aggregate Municipal Bond Index, over the same time period.* Market Environment Conditions in the municipal market featured tightening spreads between two and 30-year securities that resulted, in part, from repeated rate hikes by the Federal Reserve Board (the “Fed”). Overall, the Fed increased rates eight times during the period, bringing the target federal funds rate from 1.75% when the period began to 3.75% at the end of October 2005. The yields on short-term municipal securities rose roughly in tandem with the federal funds rate. At the same time, longer-term yields rose modestly, as the Fed's aggressive tightening persuaded investors for most of the period that inflation was still under control. This belief was called into question in the final few months of the period, when crude oil prices briefly surged above $70 per barrel and Hurricane Katrina battered the Gulf Coast region. Partly as a result of increasing energy prices, the September 2005 Consumer Price Index pos ted its largest increase in the past 25 years, and longer-term yields rose over the final two months to end the period near their highs for the 12 months under review. That said, the so-called core inflation rate, which excludes volatile food and energy prices, remained muted. At the end of the period, the two-year/30-year spread stood at 149 basis points, down from 267 at the beginning of the period and 164 at the midway point. Credit spreads—that is, the spreads between comparable municipal securities with different credit-quality ratings—also tightened during the period. This tightening was prompted by several factors, including relatively wide spread levels at the beginning of the period, improving credit conditions across a number of sectors, and the increase in state and municipal tax receipts that is typical in the advanced stages of an economic recovery. The supply of municipal securities remained strong, totaling $336 billion for the first 10 months of 2005. That pace was 3.1% ahead of issuance in 2003, whi ch still holds the all-time supply record. Ample supply was met with robust demand from investors looking for tax-free yield, which helped moderate the rise in yields. * Unlike the Fund's total return, the Index's performance does not reflect any deduction for fees or expenses.

PORTFOLIO RESULTS Investment Objective The Fund seeks a high level of current income that is exempt from regular federal income tax, consistent with preservation of capital. Investment Strategies In seeking to meet the Fund's objective, we invest at least 80% of the Fund's net assets in municipal securities, for which the interest is exempt from regular federal income tax. In addition, the Fund may invest in derivative securities, including futures and swaps, p rimarily for duration management purposes or to take advantage of temporary opportunities in the marketplace. Derivatives are not used for speculative purposes. Factors Affecting Performance The Fund's average credit quality was AA, with more than half of its holdings rated AAA. However, against a backdrop of narrowing credit spreads, our performance was aided by overweighting the lower end of the investment grade municipal market, primarily securities with A and BBB ratings. An overweighting in tobacco-backed securities was especially beneficial due to a series of favorable court decisions in the ongoing smoking-related litigation with cigarette companies. Additionally, having several larger positions pre-refunded helped the Fund's performance. Pre-refunding occurs when a municipal issuer refinances debt on more favorable terms—in much the same way as a consumer might refinance a mortgage. More favorable terms typically involve a lower yield, either because interest rates have fallen, or the issuer has received a credit quality upgrade, or both. In any case, the result of a pre-refunding is usually an improvement in credit quality and an increase in the value of the securities, as happened in our case. Finally, in response to a large cash inflow early in the period that coincided with weakness in municipal securities, we overweighted the 30-year end of the yield curve, which subs equently rallied as spreads narrowed. Early in 2005, we were able to liquidate many of those positions and lock in profits. Conversely, the Fund's absolute performance was limited by its exposure to securities with shorter maturities due to the Fed's repeated tightening moves.

GOLDMAN SACHS TAX-FREE FUNDS Outlook Our outlook for municipal fixed income securities remains favorable. Despite an overall trend toward higher interest rates, short-term rates are still near the low end of their historical range even after 11 Fed rate hikes from June 2004 through the end of the period. Most observers believe that once the federal funds rate reaches approximately 4.5%, the Fed will stop tightening for a while. As for intermediate and long rate s, we believe that as long as the nation's core inflation rate remains under control, rates should not increase much from current levels. In the municipal market, any rise in yields would likely curb supply and stimulate demand, which would apply downward pressure on yields. Against this backdrop, we will continue to apply our disciplined process of security selection for the benefit of the Fund's shareholders. We thank you for your investment and look forward to your continued confidence. Goldman Sachs U.S .. Fixed Income — Municipal Investment Management Team November 19, 2005

FUND BASICS Municipal Income Fund as of October 31, 2005 Assets Under Management $390.4 Million NASDAQ SYMBOLS Class A Shares GSMIX Class B Shares GSMBX Class C Shares GSMUX Institutional Shares GSMTX Service Shares GSMEX PERFORMANCE REVIEW November 1, 2004— Fund Total Return Lehman Brothers Aggregate 30-Day Taxable 30-Day October 31, 2005 (based on NAV)1 Municipal Bond Index2 Equivalent Yield3 Standardized Yield4 Class A 3.55% 2.54% 5.77% 3.75% Class B 2 ..78 2.54 4.89 3.18 Class C 2.85 2.54 4.88 3.17 Institutional 4.02 2.54 6.63 4.31 Service 3.49 2.54 5.85 3.80 1 The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund's performance assumes the reinvestment of dividends and other distributions. The Fund's performance does not reflect the deduction of any applicable sales charges. 2 The Lehman Brothers Aggregate Municipal Bond Index is an unmanaged broad-based total return index composed of approximately 8,000 investment grade, fixed rate, and tax-exempt issue s, with a remaining maturity of at least one year. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index. 3 The 30-Day Taxable Equivalent Yield of the Fund is calculated by dividing the current 30-Day Standardized Yield by 1 minus the highest 2005 federal income tax rate of 35%. 4 The 30-Day Standardized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulatio ns) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. STANDARDIZED TOTAL RETURNS5 For the period ended 9/30/05 One Year Five Years Ten Years Since Inception Inception Date Class A 0.41% 5.25% 5.26% 5.10% 7/20/93 Class B -0.84 5.04 n/a 5.01 5/1/96 Class C 3.23 5.42 n/a 4.45 8/15/97 Institutional 5.53 6.65 n/a 5.64 8/15/97 Service 4.97 6.16 5.70 5.46 7/20/93 5 The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 4.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeem ed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted. 6 Performance data for Service Shares prior to 8/15/97 (commencement of operations) is that of Class A Shares (excluding the impact of front-end sales charges applicable to Class A Shares since Service Sh ares are not subject to any sales charges). Performance of Class A Shares in the Fund reflects the expenses applicable to the Fund's Class A Shares. The fees applicable to Service Shares are different from those applicable to Class A Shares which impact performance ratings and rankings for a class of shares. The returns represent past performance. Past performance does not guarantee future results. The Fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.gs.com/funds to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund di stributions or the redemption of Fund shares.

FUND BASICS

SECTOR ALLOCATION AS OF 10/31/05[7]

Percentage of Portfolio
25%
20%
15%
10%
5%
0%
15.0%
12.4%
12.2%
6.8%
6.2%
5.9%
5.8%
5.2%
4.5%
3.3%
22.7%
Hospital
Pre-Refunded
State & Local
Special Assessment
Water/Sewer
Special Tax
Tobacco
University
Electric
Appropriations
Other

11

FUND BASICS SECTORAL LOCATION AS OF 10/31/057 Percentage of Portfolio 7 The percentage shown for each investment sector reflects the value of investments in that sector as a percentage of market value.

PORTFOLIO RESULTS High Yield Municipal Fund Dear Shareholder, This report provides an overview on the performance of the Goldman Sachs High Yield Municipal Fund during the one-year reporting period that ended October 31, 2005. Performance Review Over the one-year period that ended October 31, 2005, the Fund's Class A, B, C and Institutional Shares generated cumulative total returns, without sales charges, of 6.99%, 6.20%, 6.20% and 7.31%, respectively. These re turns compare to the 9.41% and 2.54% cumulative total returns of the Fund's benchmarks, the Lehman Brothers High Yield Municipal Bond Index and the Lehman Brothers Aggregate Municipal Bond Index, respectively, over the same time period.* Market Environment High yield municipal securities turned in a strong performance during the period under review, outperforming their investment grade counterparts by a wide margin. Improving credit quality in a number of sectors resulted in narrowing spreads and advancing prices. Market conditions deteriorated over the final three months of the period, in large part due to the bankruptcies of airlines Delta and Northwest. This event did hurt the high yield municipal sector, as a number of airlines are issu ers of municipal securities as a result of their role as operators of airline terminal facilities. Also limiting returns in the period's final three months was a rise in intermediate and longer-term yields across the fixed income sector due to concerns about worsening inflation, especially the precipitous rise in crude oil prices. At the end of August, crude oil prices briefly surged above $70 per barrel as Hurricane Katrina battered the Gulf Coast region. Partly as a result of increasing energy prices, the September Consumer Price Index posted its largest increase in the past 25 years. That said, the so-called core inflation rate, which excludes volatile food and energy prices, remained muted. The municipal yield curve flattened further during the period, as short yields rose faster than long yields. Yields at the short end of the curve increased in response to repeated hikes in short-term interest rates by the Federal Reserve Board (the “Fed”). Overall, the Fed increased rates eight times during t he period, bringing the target federal funds rate from 1.75% when the period began to 3.75% at the end of October 2005. The yields on short-term municipal securities followed the federal funds rate higher. The supply of municipal securities remained strong, totaling $336 billion for the first 10 months of 2005. Ample supply was met with robust demand from investors looking for tax-free yield. Within the municipal sector, demand for high yield paper remained extremely strong, as investors found the group's h igher coupon payments attractive. Investment Objective The Fund seeks a high level of current income that is exempt from regular federal income tax and may also consider the potential for capital appreciation. * Unlike the Fund's total return, the Indices' performance does not reflect any deduction for fees or expenses.

PORTFOLIO RESULTS Investment Strategies In seeking to meet the Fund's objective, we invest at least 80% of the Fund's net assets in municipal securities, for which the interest is exempt from regular federal income tax. In addition, the Fund may invest in derivative securities, including futures and swaps, primarily for duration management purposes or to take advantage of temporary opportunities in the marketplace. Derivatives are not used for speculative purpo ses. Factors Affecting Performance The Fund's average credit quality was BBB, with roughly one-third of its holdings rated BBB and approximately another third rated BB. Within the BBB category, the Fund's overweighting in tobacco-backed securities was particularly beneficial to performance due to a series of favorable court decisions in the ongoing smoking-related litigation with cigarette companies. Other sectors performing well included health care and utilities. The Fund did not own any Delta Airlines se curities and had only a minimal stake in Northwest Airlines. However, we did overweight the airline sector, which sold off sharply in response to the two bankruptcy filings and escalating oil prices. Therefore, airlines, on balance, detracted from the Fund's performance compared with the index. The Fund's duration was slightly shorter than the benchmark's throughout the quarter—a positive impact on performance, as yields trended higher. The Fund also was helped by a slight overweighting in the 30-year portion of the curve, which outperformed the 15- and 20-year sectors. Outlook The Fund remains well positioned for the current environment. We have increased the number of holdings from approximately 740 six months ago to more than 850 securities at period end in an effort to more effectively manage risk through diversification. Given the recent narrowing in credit spreads, the maturing economic recovery and prospects for decelerating growth, careful selection of sectors and individual securities will become even more important going forward. In this respect, the Fund's emphasis on t he upper end of the high yield municipal credit quality spectrum should be helpful, along with our avoidance of the market's weakest sectors with the highest default rates. Against this backdrop, we will continue to apply our disciplined process of security selection for the benefit of the Fund's shareholders. We thank you for your investment and look forward to your continued confidence. Goldman Sachs U.S. Fixed Income — Municipal Investment Management Team November 19, 2005

FUND BASICS High Yield Municipal Fund as of October 31, 2005 Assets Under Management $4.9 Billion NASDAQ SYMBOLS Class A Shares GHYAX Class B Shares GHYBX Class C Shares GHYCX Institutional Shares GHYIX PERFORMANCE REVIEW Lehman Lehman Brothers Fund Brothers High Aggregate 30-Day 30-Day November 1, 2004— Total Return Yield Municipal Municipal Taxable Standardized October 31, 2005 (based on NAV)1 Bond Index2 Bond Index3 Equivalent Yield4 Yield5 Class A 6.99% 9.41% 2.54% 6.89% 4.48% Class B 6.20 9.41 2.54 6.05 3.93 Class C 6.20 9.41 2.54 6.03 3.92 Institutional 7.31 9.41 2.54 7.80 5.07 1 The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund's performance assumes the reinvestment of dividends and other distributions. The Fund's performance does not reflect the deduction of any applicable sales charges. 2 The Lehman Brothers High Yield Municipal Bond Index is an unmanaged index made up of bonds that are non-investment grade, unrated, or rated below Ba1 by Moody's Investors Service with a remaining maturity of at least one year. The Index does not include any deduction for f ees, expenses or taxes. It is not possible to invest directly in an unmanaged index. 3 The Lehman Brothers Aggregate Municipal Bond Index is an unmanaged broad-based total return index composed of approximately 8,000 investment grade, fixed rate, and tax-exempt issues, with a remaining maturity of at least one year. The Index does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index. 4 The 30-Day Taxable Equivalent Yield of the Fund is calculated by dividing the current 30-Day Standardized Yield by 1 minus the highest 2005 federal income tax rate of 35%. 5 The 30-Day Standardized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. STANDARDIZED TOTAL RETURNS6 For the period ended 9/30/05 One Year Five Years Since Inception Inception Date Class A 3.52% 6.56% 6.78% 4/3/00 Class B 2.37 6.36 6.70 4/3/00 Class C 6.54 6.75 6.87 4/3/00 Institutional 8.90 8.00 8.12 4/3/006 The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume r einvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 4.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The returns represent past performance. Past performance does not guarantee future results. The Fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.gs.com/funds to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

SECTOR ALLOCATION AS OF 10/31/05[7]

Percentage of Portfolio

40%
35%
30%
25%
20%
15%
10%
5%
0%
38.6%
10.5%
10.3%
9.7%
8.4%
3.2%
2.6%
2.5%
2.3%
2.1%
9.8%
Special Assessment
Tobacco
Hospital
Electric
Airlines/Airport
Corporate
Appropriations
Multi-Family Housing
Health Care
Special Tax
Other

15

FUND BASICS SECTORAL LOCATION AS OF 10/31/057 Percentage of Portfolio 7 The percentage shown for each investment sector reflects the value of investments in that sector as a percentage of market value.

 GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Performance Summary

October 31, 2005

The following graph shows the value as of October 31, 2005, of a $10,000 investment made on October 1, 1992 (commencement of operations) in the Institutional Shares of the Goldman Sachs Short Duration Tax-Free Fund. For comparative purposes, the performance of the Fund’s benchmark, the Lehman Brothers 1-3 Year Municipal Bond Index (“Lehman 1-3 Year Muni Bond Index”), is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on capital gains and other taxable distributions or the redemption of fund shares. Performance of Class A, Class B, Class C and Service Shares will vary from the Institutional Shares due to differences in fees and loads. In addition to the investment adviser’s decision regarding issuer/industry investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a fund.

Short Duration Tax-Free Fund’s Lifetime Performance

Performance of a $10,000 Investment, Distributions Reinvested October 1, 1992 to October 31, 2005.

The value of a $10,000 investment for the Institutional Class Shares in the Fund for the 10-Year period ending October 31, 2005 is $14,546 assuming reinvestment of dividends. For comparative purposes the Lehman 1-3 Muni Bond Index is $14,565.

Average Annual Total Return Through October 31, 2005	Since Inception	Ten Years	Five Years	One Year

Class A (commenced May 1, 1997)
Excluding sales charges	3.36%	n/a	3.06%	0.56%
Including sales charges	3.11%	n/a	2.65%	-1.43%

Class B (commenced May 1, 1997)
Excluding contingent deferred sales charges	2.73%	n/a	2.42%	-0.04%
Including contingent deferred sales charges	2.73%	n/a	2.42%	-2.04%

Class C (commenced August 15, 1997)
Excluding contingent deferred sales charges	2.44%	n/a	2.29%	-0.19%
Including contingent deferred sales charges	2.44%	n/a	2.29%	-1.19%

Institutional Class (commenced October 1, 1992)	3.89%	3.82%	3.45%	0.86%

Service Class (commenced September 20, 1994)	3.43%	3.29%	2.98%	0.45%

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Statement of Investments

October 31, 2005

Principal	Interest	Maturity
Amount	Rate	Date	Value
Municipal Debt Obligations – 96.6%

Alabama – 2.3%
Alabama 21st Century Authority RB for Tobacco Settlement Revenue Series 2001 (A-/Baa1)
$2,135,000	5.25%	12/01/2005	$2,138,630
Birmingham Jefferson Alabama Civic Center Authority Special Tax Refunding Series 2002 A (FSA) (AAA/Aaa)
3,000,000	5.25	01/01/2007	3,069,420
Greenville Alabama GO Bonds Refunding Warrants Series 2005 (XLCA) (AAA/Aaa)
300,000	5.00	01/01/2007	306,129
680,000	5.00	01/01/2008	703,895
710,000	5.00	01/01/2009	743,959
Jefferson County Alabama Limited Obligation School Warrants RB Series 2004 A (A/A2)
4,000,000	5.00	01/01/2008	4,116,080

			$11,078,113

Arizona – 1.0%
Arizona State Transportation Board RB GANS Series 2001 (MBIA) (AAA/Aaa)
$1,950,000	5.25%	01/01/2006	$1,957,274
Salt River Agricultural Improvement & Power District Electric System RB for Salt River Project Series 2001 A (AA/Aa2)
2,000,000	5.25	01/01/2006	2,007,460
University Medical Center Corp. Hospital RB Series 2004 (BBB+/Baa1)
500,000	5.00	07/01/2006	505,525

			$4,470,259

Arkansas – 1.1%
Little Rock Arkansas School District GO Bonds for Little Rock School District Series 2001 C (FSA) (Aaa)
$1,565,000	5.00%	02/01/2009	$1,641,231
Springdale Arkansas Sales & Use Tax RB Series 2004 (MBIA) (Aaa)
2,540,000	4.00	07/01/2016	2,521,458
Washington County Hospital RB Refunding for Regional Medical Center Series 2005 B (BBB/Baa2)
1,000,000	5.00	02/01/2011	1,034,860

			$5,197,549

California – 11.8%
Alameda County Certificates of Participation Refunding for Santa Rita Jail Project Series 1993 (ETM) (MBIA) (AAA/Aaa)
$4,015,000	5.38%	06/01/2009	$4,147,053
California Health Facilities Financing Authority RB for Catholic Healthcare West Series 2004 H (A-/A3)(a)
5,000,000	4.45	07/01/2011	5,029,600
California State Economic Recovery GO Bonds Series 2004 A (AA-/Aa3)
300,000	5.00	01/01/2009	316,191
California State Economic Recovery GO Bonds Series 2004 B (AA-/Aa3)(a)
10,000,000	5.00	07/01/2007	10,304,900
California State GO Bonds Refunded Series 1998 (A/A2)
1,100,000	6.00	02/01/2008	1,164,658
California State GO Bonds Series 2004 (A/A2)
5,000,000	4.00	02/01/2009	5,095,850
1,000,000	4.00	02/01/2010	1,019,520
California State GO Bonds Variable Purpose Series 2004 (A/A2)
2,000,000	2.50	04/01/2006	1,994,580
6,500,000	5.00	04/01/2011	6,927,115
California Statewide Communities Development Authority RB for Daughters of Charity Health Series 2005 F (BBB+)
1,000,000	5.00	07/01/2006	1,009,740
1,160,000	5.00	07/01/2007	1,185,717
1,000,000	5.00	07/01/2008	1,031,070
California Statewide Communities Development Authority RB for Kaiser Permanente Series 2002 C (A-1/ VMIG2)(a)
2,500,000	3.85	06/01/2012	2,464,225
Del Mar Race Track Authority RB Series 2005
620,000	4.00	08/15/2006	622,685
1,000,000	5.00	08/15/2008	1,032,160
600,000	5.00	08/15/2009	623,400
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Series 2003 B (ETM) (A-/Aaa)
2,000,000	5.00	06/01/2010	2,132,800
Kings River Conservation District Revenue COPS for Partnership Peaking Project Series 2004 (Baa1)
1,000,000	5.00	05/01/2007	1,020,780
1,000,000	4.00	05/01/2008	1,006,370
Tobacco Securitization Authority of Southern California Tobacco Settlement RB for Asset Backed Bonds Senior Series 2002 A (BBB/Baa3)
5,720,000	5.25	06/01/2027	5,849,672
Truckee-Donner Public Utility District of California COPS Series A (ACA) (A)
1,000,000	3.50	01/01/2006	1,000,010

			$54,978,096

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Statement of Investments (continued)
October 31, 2005

Principal	Interest	Maturity
Amount	Rate	Date	Value
Municipal Debt Obligations – (continued)

Colorado – 1.5%
Colorado Department of Transportation RANS RB Series A (MBIA) (AAA/Aaa)
$1,000,000	5.50%	06/15/2006	$1,015,310
Colorado Health Facilities Authority RB for Covenant Retirement Communities, Inc. Series 2005 (BBB)
250,000	4.50	12/01/2007	253,603
400,000	4.50	12/01/2008	406,420
500,000	4.50	12/01/2009	509,000
500,000	5.00	12/01/2010	518,475
Eagle Bend Metropolitan District No. 2 GO Bonds Refunding & Improvement Series 2003 (Radian) (AA)
420,000	3.00	12/01/2005	419,782
430,000	3.25	12/01/2006	430,808
440,000	3.50	12/01/2007	438,244
455,000	4.00	12/01/2008	457,739
480,000	4.00	12/01/2009	481,781
East Quincy Highlands Metropolitan District GO Bonds Series 2002 (LOC-U.S. Bank N.A.) (Aa1)(a)(b)
2,290,000	2.25	12/01/2006	2,286,542

			$7,217,704

Connecticut – 1.1%
Connecticut State Special Obligation Rate Reduction RB Series 2004 A (AAA/Aaa)
$4,760,000	5.00%	12/30/2009	$5,037,651

Delaware – 0.1%
Delaware State Health Facilities Authority RB for Beebe Medical Center Project Series 2005 A (BBB+/Baa1)
$605,000	5.00%	06/01/2009	$625,782

Florida – 5.1%
Escambia County Florida Health Facilities Authority RB Ascension Health Credit Series 2003 A (AA/Aa2)
$1,700,000	2.50%	11/15/2005	$1,699,405
Florida State Board Education GO Bonds for Public Education Series 1998 B (AAA/Aa1)
2,000,000	6.00	06/01/2006	2,034,180
Highlands County Florida Health Facilities Authority RB for Adventist Health/ Sunbelt Hospital Series 2002 (A+/A2)(a)
2,450,000	3.95	09/01/2012	2,422,437
Highlands County Florida Health Facilities Authority RB Refunding for Adventist Health Hospital Series 2005 B (A+/A2)
400,000	5.00	11/15/2008	414,320
500,000	5.00	11/15/2009	521,475
Huntington Community Development District RB for Special Assessment Series 2004 B
5,290,000	5.00	05/01/2009	5,264,872
Leesburg Florida Hospital RB for Leesburg Regional Medical Center Project Series 2003 A (A-/A3)
1,820,000	5.00	07/01/2008	1,860,331
Meadow Pointe II Community Development District RB for Capital Improvement Series 2004 (Baa3)
300,000	2.00	05/01/2006	296,094
610,000	2.38	05/01/2007	588,016
625,000	2.80	05/01/2008	598,913
300,000	3.00	05/01/2009	284,688
Meadow Pointe III Community Development District RB for Capital Improvement Series 2004 B
1,100,000	5.00	05/01/2009	1,097,668
Miami Dade County Florida School Board COPS Series 2003 A (MBIA) (AAA/Aaa)(a)
6,000,000	5.00	08/01/2008	6,258,840
Tampa Palms Florida Open Space & Transportation Community Development District Revenue for Special Assessment Refunding Capital Improvement Area 7 Project Series 2004 (MBIA) (AAA/Aaa)
405,000	3.13	05/01/2009	401,756

			$23,742,995

Georgia – 1.8%
Atlanta Georgia RB for Airport and Marina Improvements Series 2000 A (FGIC) (AAA/Aaa)(b)
$2,500,000	5.50%	01/01/2010	$2,723,725
Dekalb County Development Authority RB for Dekalb Senior Center Project Series 2004
1,400,000	4.85	06/01/2009	1,410,458
Downtown Savannah Authority RB Refunding for Public Improvement Series 2005 (AA/A1)
1,530,000	4.00	01/01/2007	1,544,305
2,760,000	4.00	01/01/2008	2,799,882

			$8,478,370

Idaho – 0.6%
Boise-Kuna Idaho Irrigation District RB (AMBAC) (AAA/Aaa)
$2,750,000	5.00%	07/01/2006	$2,785,255

Illinois – 3.2%
Chicago Illinois Park District Harbour Facilities RB for Airport and Marina Improvements Series 2000 (XLCA) (AAA/Aaa)(b)
$4,610,000	5.65%	01/01/2011	$5,056,432
Chicago Illinois Tax Increment RB for Central Loop Redevelopment Series 2000 A (ACA) (A)
1,000,000	6.50	12/01/2006	1,030,350

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value
Municipal Debt Obligations – (continued)

Illinois – (continued)
Illinois Development Finance Authority RB for Revolving Fund Master Trust Series 2002 (Aaa)
$2,500,000	5.00%	03/01/2007	$2,558,925
Illinois Educational Facilities Authority RB for Loyola University Chicago Series 1991 A (ETM) (AAA)
1,500,000	7.00	07/01/2007	1,558,095
Illinois Health Facilities Authority RB for Hospital Sisters Services Inc. Series 1998 A (MBIA) (Aaa)
4,375,000	5.25	06/01/2009	4,626,475
Metropolitan Pier and Exposition Authority Hospitality Facilities RB for McCormick Place Series 1996 (ETM) (AAA/Aaa)
255,000	5.75	07/01/2006	259,544

			$15,089,821

Indiana – 1.2%
Indiana Health Facilities Financing Authority Hospital RB for Community Foundation Northwest Industry Series 2001 A (BBB-)
$500,000	5.50%	08/01/2006	$504,935
Lawrenceburg Indiana PCRB for Indiana Michigan Power Co. Project Series 2003 F (BBB/Baa2)(a)
5,000,000	2.63	10/01/2006	4,948,650

			$5,453,585

Kansas – 1.0%
Burlington Kansas PCRB Refunding Kansas Gas & Electric Co. Project Series 2004 B (MBIA) (AAA/Aaa)(a)
$4,500,000	2.65%	06/01/2006	$4,488,705

Kentucky – 2.1%
Kentucky Association of Counties Advanced Revenue Program TRANS COPS Series 2005 (LOC JP Morgan Chase & Co.) (SP-1+)
$8,000,000	4.00%	06/30/2006	$8,048,960
Kentucky Economic Development Finance Authority RB for Norton Healthcare Inc. Series 2000 C (MBIA) (AAA/Aaa)
1,775,000	5.25	10/01/2007	1,838,208

			$9,887,168

Louisiana – 2.7%
City of New Orleans GO Bond for Public Improvement Series 1999 (FSA) (AAA/Aaa)(b)
$3,390,000	5.88%	11/01/2009	$3,710,185
City of New Orleans Sewer Services RANS Series 2005 (SP-1+/MIG1)
5,490,000	3.00	07/26/2006	5,437,131
Jefferson Parish Hospital Service District No. 001 RB for West Jefferson Medical Center Series 1998 A (FSA) (AAA/Aaa)
1,755,000	5.00	01/01/2008	1,812,582
State of Louisiana GO Bond Series 2004 A (AMBAC) (AAA/Aaa)
1,450,000	5.00	10/15/2008	1,514,569

			$12,474,467

Massachusetts – 1.4%
Massachusetts State Health & Educational Facilities Authority RB for Emerson Hospital Series 2005 E (Radian) (AA)
$445,000	5.00%	08/15/2010	$466,347
780,000	5.00	08/15/2011	818,641
465,000	5.00	08/15/2012	488,413
Massachusetts State Health & Educational Facilities Authority RB for Harvard Pilgrim Health Series 1998 A (FSA) (AAA/Aaa)
2,000,000	5.25	07/01/2009	2,107,900
Massachusetts State School Building Authority RB for School Improvements Series 2005 A (AA/Aa2)
2,500,000	5.00	08/15/2008	2,614,050

			$6,495,351

Michigan – 0.9%
Kalamazoo Michigan Hospital Finance Authority Hospital Facilities RB Refunding for Bronson Methodist Hospital Series 2005 A (MBIA) (Aaa)
$4,000,000	5.00%	10/15/2008	$4,182,720

Minnesota – 0.9%
Duluth Minnesota Economic Development Authority Health Care Facilities RB for Benedictine Health Systems — Saint Mary’s Series 2004 (A-)
$400,000	4.50%	02/15/2006	$401,084
Minneapolis Minnesota Health Care Systems RB for Fairview Health Services Series 2002 B (MBIA) (AAA/Aaa)
1,430,000	5.13	05/15/2008	1,490,074
Minnesota State Municipal Power Agency Electric RB Series 2005 (A3)
1,000,000	3.50	10/01/2007	1,002,920
1,110,000	4.00	10/01/2009	1,123,209

			$4,017,287

Mississippi – 1.2%
Mississippi State GO Bonds Refunding Series 1978 (ETM) (AAA/Aaa)
$5,165,000	6.20%	02/01/2008	$5,453,414

Missouri – 0.1%
Cameron Missouri IDA Health Facilities RB for Cameron Community Hospital Series 2000 (ACA) (A)
$675,000	5.88%	12/01/2006	$688,912

Montana – 0.2%
Forsyth Montana PCRB Refunding Portland General Series 1998 A-RMKT 5/1/03 (BBB+/Baa1)(a)
$1,000,000	5.20%	05/01/2009	$1,037,710

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Statement of Investments (continued)
October 31, 2005

Principal	Interest	Maturity
Amount	Rate	Date	Value
Municipal Debt Obligations – (continued)

Nevada – 0.7%
Clark County Airport RB Sub Lien Series 1998 A (MBIA) (AAA/Aaa)
$1,250,000	6.00%	07/01/2008	$1,332,288
Nevada Department of Business and Industry Capital Appreciation RB for Las Vegas Monorail Series 2000 (AMBAC) (AAA/Aaa)(c)
800,000	0.00	01/01/2007	770,432
Washoe County Gas and Water Facilities RB for Sierra Pacific Power Co. Series 1987 (AMBAC) (AAA/Aaa)
1,300,000	6.30	12/01/2014	1,310,257

			$3,412,977

New Hampshire – 0.4%
New Hampshire Health and Education Facilities Authority RB for Southern New Hampshire Medical Center Series 2004 A (A-)
$490,000	3.00%	10/01/2006	$486,364
1,475,000	4.00	10/01/2008	1,487,479

			$1,973,843

New Jersey – 6.0%
Burlington Township School District GO Bonds Refunding Series 2004 (FGIC) (Aaa)
$1,245,000	5.00%	01/15/2009	$1,309,491
New Jersey Economic Development Authority RB for Cigarette Tax Series 2004 (BBB/Baa2)
3,750,000	5.00	06/15/2007	3,824,475
New Jersey Economic Development Authority RB for School Facilities Construction Series 2005 O (AA-/A1)
1,000,000	5.00	03/01/2009	1,048,290
New Jersey Health Care Facilities Financing Authority Department of Human Services RB for Greystone Park Psychiatric Hospital Series 2005 (AA-/A1)
1,000,000	5.00	09/15/2008	1,041,370
1,000,000	5.00	09/15/2009	1,050,070
1,000,000	5.00	09/15/2010	1,056,000
New Jersey State Educational Facilities Authority RB for Fairleigh Dickinson University Series 2002 D (ACA) (A)
355,000	5.00	07/01/2006	358,248
New Jersey State Educational Facilities Authority RB for Fairleigh Dickinson University Series 2004 C
1,300,000	5.00	07/01/2007	1,318,109
1,405,000	5.00	07/01/2008	1,428,337
New Jersey State Educational Facilities Authority Refunding RB for Higher Education Training Fund Series 2005 Subseries A-1 (AA-/A1)
3,500,000	5.00	09/01/2007	3,605,805
New Jersey State Transportation Trust Fund Authority RB for Transportation Systems Series 2005 B (MBIA) (AAA/Aaa)
5,000,000	5.25	12/15/2013	5,429,300
New Jersey State Turnpike Authority RB Series 2000 A (ETM) (MBIA) (AAA/Aaa)
630,000	5.50	01/01/2007	647,155
New Jersey State Turnpike Authority RB Series 2000 A (MBIA) (AAA/Aaa) (b)
5,000,000	5.50	01/01/2010	5,403,950
Tobacco Settlement Financing Corp. RB Series 2003 (BBB/Baa3)
780,000	4.38	06/01/2019	780,273

			$28,300,873

New Mexico – 0.9%
Farmington PCRB for Public Service Co. San Juan Series 2003 A (BBB/Baa2)(a)
$2,700,000	2.10%	04/01/2006	$2,682,207
New Mexico State University RB Refunding & Improvement Series 2003 (FSA) (AAA/Aaa)
1,000,000	5.00	04/01/2008	1,038,830
University of New Mexico RB for FHA Insured Hospital Mortgage Series 2004 (FSA) (AAA/Aaa)
515,000	5.00	01/01/2009	538,376

			$4,259,413

New York – 7.6%
Monroe County Industrial Development Agency Civic Facilities RB for Highland Hospital Project Series 2005 (BBB+/Baa1)
$1,580,000	5.00%	08/01/2012	$1,644,053
1,480,000	5.00	08/01/2013	1,542,574
New York City GO Bonds Series 1998 F (FGIC-TCRS) (AAA/Aaa)
4,700,000	5.38	08/01/2009	4,952,719
New York City IDA Civic Facilities RB for Polytechnic University Project (BB+/Ba3)
200,000	5.10	11/01/2005	200,000
New York City IDA Civic Facility RB for Polytechnic University Project (BB+/Ba3)
250,000	5.20	11/01/2007	248,460
New York GO Bonds Prerefunded Balance Series 1996 F (ETM) (A+/A1)(b)
920,000	7.00	02/01/2006	928,924
New York GO Bonds Refunding Series 1996 A (MBIA-IBC) (AAA/Aaa)
500,000	6.25	08/01/2008	518,880
New York GO Bonds Refunding Series 2002 C (A+/A1)
2,500,000	5.25	08/01/2010	2,667,050
New York GO Bonds Unrefunded Balance Series 1996 F (A+/A1)
1,080,000	7.00	02/01/2006	1,090,400
New York State Dormitory Authority Lease RB for Court Facilities Series 2003 A (ETM) (A+/A2)
4,090,000	5.00	05/15/2007	4,202,966
New York State Dormitory Authority RB for City University System Construction 5th Generation Series 2003 A (AA-/A2)
1,250,000	5.00	01/01/2006	1,253,988
3,250,000	5.00	01/01/2007	3,318,250

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value
Municipal Debt Obligations – (continued)

New York – (continued)
New York State Dormitory Authority RB for North Shore Long Island Jewish Group Series 2003 (A3)
$575,000	5.00%	05/01/2006	$578,628
460,000	5.00	05/01/2007	469,154
New York State Power Authority Revenue & General Purpose RB Series 1998 A (AA-/Aa2)
2,000,000	5.50	02/15/2006	2,014,700
New York State Thruway Authority Service Contract RB for Local Highway & Bridge Repair Series 2002 (AA-/A2)
2,000,000	5.00	04/01/2006	2,016,220
New York State Urban Development Corp. RB for Correctional & Youth Facilities Services Series 2003 A (AA-)(a)
5,750,000	5.25	01/01/2009	6,030,773
Saratoga County New York Industrial Development Agency Civic Facilities RB for Saratoga Hospital Project Series 2004 A (BBB+)
285,000	3.00	12/01/2005	284,889
500,000	5.00	12/01/2007	513,880
Tobacco Settlement Financing Corp. RB Series B-1 (AA-/A2)
1,000,000	5.00	06/01/2010	1,053,390

			$35,529,898

North Carolina – 1.8%
North Carolina Eastern Municipal Power RB Refunding Series 1996 A (MBIA) (AAA/Aaa)
$2,000,000	6.00%	01/01/2006	$2,009,660
North Carolina Eastern Municipal Power RB Refunding Series 2003 C (BBB/Baa2)
1,190,000	5.00	01/01/2008	1,222,035
State of North Carolina Refunding GO Bond Series 2003 E (AAA/Aa1)
5,000,000	4.00	02/01/2007	5,056,750

			$8,288,445

North Dakota – 0.8%
Fargo North Dakota RB for Public Improvements Series 2005 (AMBAC) (AAA/Aaa)
$2,000,000	5.00%	07/01/2009	$2,107,780
North Dakota State Building Authority RB for Facilities Improvement Series 2005 A (MBIA) (AAA/Aaa)
1,690,000	4.25	12/01/2009	1,742,931

			$3,850,711

Ohio – 2.4%
Lakewood Ohio Hospital Improvement RB for Lakewood Hospital Association Series 2003 (A/A1)
$1,000,000	5.00%	02/15/2006	$1,003,130
Ohio GO Bonds for Higher Educational Capital Facilities Series 2000 A (AA+/Aa1)
1,775,000	5.00	02/01/2007	1,815,346
Ohio State Turnpike Commission RB Series 2001 B (FSA) (AAA/Aaa)
5,000,000	5.25	02/15/2009	5,289,600
Ohio State Water Development Authority PCRB Refunding for Economic Development (AMBAC) (AAA/Aaa)
1,000,000	5.00	06/01/2006	1,011,520
Ohio State Water Development Authority PCRB RMKT Refunding for Economic Development Series 2005 (BBB+/Baa1)(a)
2,000,000	3.35	06/01/2006	1,993,400

			$11,112,996

Oklahoma – 4.4%
Comanche County Hospital Authority RB Series 2004 (Radian) (AA/Aa3)
$400,000	3.75%	07/01/2006	$400,580
1,565,000	4.25	07/01/2008	1,588,146
1,000,000	4.50	07/01/2009	1,024,700
Grand River Dam Authority RB Series 1993 (BBB+/A2)
750,000	5.75	06/01/2006	760,147
Oklahoma County Independent School District No. 12 Edmond GO Bond for Combination Purposes Series 2005 (AMBAC) (AAA)
2,485,000	4.00	07/01/2007	2,521,654
Oklahoma Development Finance Authority RB for Hillcrest Healthcare Systems Series 1999 A (AAA/Aaa)(b)
7,500,000	5.63	08/15/2009	8,131,050
Tulsa Oklahoma Metropolitan Utilities Authority RB Series 2005 (MBIA) (AAA/Aaa)
3,030,000	4.00	09/01/2007	3,078,541
3,005,000	4.00	09/01/2008	3,064,499

			$20,569,317

Oregon – 0.7%
Marion County GO Bonds for School District No. 103C Woodburn Series 1995 A (FGIC) (AAA/Aaa)(b)
$3,100,000	5.65%	11/01/2005	$3,100,000

Pennsylvania – 6.9%
Delaware River Port Authority of Pennsylvania and New Jersey Refunding RB Series 1998 (AMBAC) (AAA/Aaa)
$12,425,000	5.25%	01/01/2008	$12,962,754
Downingtown Pennsylvania Area School District GO Bonds Series 1997 A (Aa2)
1,905,000	5.25	02/01/2008	1,986,305
Lycoming County Authority Hospital RB for Williamsport Hospital Obligation Group Series 1995 (CONNIE LEE) (AAA)
795,000	6.00	11/15/2005	795,175
Montgomery County Pennsylvania Higher Education & Health Authority Hospital RB for Abington Memorial Hospital RMKT-7/15/03 Series 1993 A (AMBAC) (AAA/Aaa)
2,230,000	6.00	06/01/2008	2,371,315
Pennsylvania GO Bonds First Series 2001 (AA/Aa2)
1,000,000	5.00	01/15/2010	1,060,470

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Statement of Investments (continued)
October 31, 2005

Principal	Interest	Maturity
Amount	Rate	Date	Value
Municipal Debt Obligations – (continued)

Pennsylvania – (continued)
Pennsylvania GO Bonds First Series 2001 (AA/Aa2)(b)
$1,500,000	5.13%	01/15/2011	$1,625,175
Pennsylvania GO Bonds First Series 2002 (AA/Aa2)
2,000,000	5.00	02/01/2006	2,009,920
Pennsylvania Hills Township GO Bonds Series 1995 (AMBAC) (AAA/Aaa)
750,000	5.00	12/01/2006	751,125
Pennsylvania State Higher Educational Facilities Authority RB for University of Pennsylvania Health Systems Series 2005 A (A/A3)
1,900,000	4.00	08/15/2006	1,908,227
2,300,000	5.00	08/15/2008	2,375,187
Pennsylvania State Higher Educational Facilities Authority RB for Widener University Series 2003 (BBB+)
795,000	5.00	07/15/2008	810,622
1,000,000	5.00	07/15/2009	1,032,970
Pennsylvania State IDA RB for Economic Development Prerefunded Balance Series 1996 (ETM) (AMBAC)(b) (AAA/Aaa)
815,000	6.00	07/01/2007	852,131
Philadelphia Pennsylvania Gas Works RB for Eighteenth Series 2004 (AGC) (AAA/Aa1)
1,185,000	5.00	08/01/2008	1,229,177
Philadelphia Water and Wastewater RB Series 1999 (AMBAC) (AAA/Aaa)
750,000	5.00	12/15/2006	765,915

			$32,536,468

Puerto Rico – 2.9%
Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2003 C (MBIA) (AAA/Aaa)(a)
$5,000,000	5.00%	07/01/2008	$5,226,350
Puerto Rico Commonwealth Highway & Transportation Authority RB Series 2004 J (BBB+/Baa2)
2,845,000	5.00	07/01/2006	2,877,376
Puerto Rico Public Finance Corp. RB Commonwealth Appropriations Series 2004 A (LOC-Government Bank for Puerto Rico) (BBB-/Baa3)(a)
5,000,000	5.75	02/01/2012	5,412,900

			$13,516,626

Rhode Island – 1.6%
Rhode Island State Health & Educational Building Corp. RB for Hospital Financing Series 2003 A (BBB/Baa2)
$525,000	3.20%	09/15/2006	$519,808
485,000	4.00	09/15/2008	480,159
585,000	4.30	09/15/2009	581,069
610,000	4.50	09/15/2010	607,865
635,000	4.75	09/15/2011	635,305
Rhode Island State Health & Educational Building Corp. RB for Hospital Financing — Memorial Hospital Series 2003 (LOC-Fleet Bank) (AA)
1,560,000	4.00	07/01/2006	1,567,940
1,560,000	4.00	07/01/2007	1,574,430
1,540,000	4.00	07/01/2008	1,551,935

			$7,518,511

South Carolina – 0.5%
South Carolina Jobs Economic Development Authority Hospital Facilities RB for Palmetto Health Alliance Refunding Series 2003 A (BBB+/Baa1)
$370,000	4.50%	08/01/2006	$371,458
South Carolina State Public Service Authority RB Refunding Series 2002 D (FSA) (AAA/Aaa)
2,000,000	5.00	01/01/2009	2,103,020

			$2,474,478

Tennessee – 0.9%
Johnson City Health and Educational Facilities Board Hospital RB for First Mortgage Mountain States Series 2001 B (Baa2)(a)
$1,175,000	5.25%	07/01/2006	$1,178,701
Shelby County Health Educational & Housing Facilities Board RB PA 1277 A (RITES) (AA)(a)(d)
2,250,000	9.78	10/01/08	2,569,770
Shelby County Health Educational & Housing Facilities Board RB PA 1277 B (RITES) (AA)(d)
320,000	9.78	09/01/2008	364,224

			$4,112,695

Texas – 8.0%
Brazoria County Texas Health Facilities Development Corp. RB for Brazosport Memorial Hospital Series 2004 (Radian) (AA/Aa3)
$965,000	5.00%	07/01/2007	$986,867
1,065,000	5.00	07/01/2009	1,107,504
Harris County Texas Health Facilities Development Corp. RB for Christus Health Series 1999 A (MBIA) (AAA/Aaa)
3,000,000	5.25	07/01/2007	3,084,840
Harris County Texas RB Refunding Tollroad Series 2004 B2 (FGIC) (AAA/Aaa)(a)
10,000,000	5.00	08/15/2009	10,519,400
Sam Rayburn Texas Municipal Power Agency RB Refunding (Radian) (AA/Baa2)
2,000,000	5.00	10/01/2008	2,076,100
Texas State GO TRANS Series 2005 (SP-1+/MIG1)
15,000,000	4.50	08/31/2006	15,174,600
Tomball Texas Hospital Authority Refunding RB Series 2005 (Baa3)
1,140,000	5.00	07/01/2008	1,169,891
Travis County Health Facilities Development Corp. RB for Acension Health Credit Series 1999 A (AMBAC) (AAA/Aaa)(b)
3,000,000	5.88	11/15/2009	3,300,210

			$37,419,412

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value
Municipal Debt Obligations – (continued)

U.S. Virgin Islands – 0.7%
Virgin Islands Public Finance Authority RB Senior Lien Matching Fund Loan Note Series 2004 A (BBB)
$2,000,000	5.00%	10/01/2006	$2,035,460
1,100,000	5.00	10/01/2008	1,137,246

			$3,172,706

Virginia – 5.4%
Chesapeake Virginia Hospital Authority Facility RB for Refunding Chesapeake General Hospital Series 2004 A (A3)
$2,075,000	5.00%	07/01/2006	$2,090,874
2,425,000	5.00	07/01/2008	2,492,924
Loudoun County GO Bonds for Public Improvement Series 2001 C (AA+/Aaa)
1,250,000	5.25	11/01/2006	1,277,350
Virginia College Building Authority Educational Facilities RB for 21st Century College & Equipment Series 2004 A (AA+/Aa1)
8,000,000	5.00	02/01/2009	8,412,320
Virginia Commonwealth Transportation Board RANS RB for Federal Highway Reimbursement Series 2000 (AA/Aa2)
1,000,000	5.50	10/01/2006	1,021,820
Virginia Commonwealth Transportation Board RB for US Route 58 Corridor Development Program Series 1999 B (AA+/Aa1)(b)
9,000,000	5.75	05/15/2009	9,819,180

			$25,114,468

Washington – 0.2%
Washington State Public Power Supply RB Refunding Series 1997 A (AMBAC) (AAA/Aaa)
$1,000,000	5.00%	07/01/2006	$1,012,560

Wisconsin – 2.1%
Badger Power Marketing Authority Inc. Transmission Delivery Facilities RB Series 1993 (ETM) (AMBAC) (AAA/Aaa)
$155,000	5.30%	10/01/2008	$160,146
Badger Power Marketing Authority Inc. Transmission Delivery Facilities RB Series 1993 Unrefunded Balance (AMBAC) (AAA/Aaa)
760,000	5.30	10/01/2008	781,470
Milwaukee Wisconsin GO Bonds for Promissory Notes Series 2005 N1 (FSA) (AAA/Aaa)
1,415,000	5.00	02/15/2010	1,497,523
2,630,000	5.00	02/15/2011	2,795,164
Wisconsin State Health & Educational Facilities Authority RB for Fort Healthcare Inc. Project Series 2004 (BBB+)
665,000	4.00	05/01/2007	669,509
695,000	4.00	05/01/2008	694,833
715,000	4.00	05/01/2009	711,539
Wisconsin State Health & Educational Facilities Authority RB for Gundersen Lutheran Hospital Series 2003 A (FSA) (AAA/Aaa)
1,000,000	5.00	02/15/2007	1,022,030
Wisconsin State Health & Educational Facilities Authority RB for Wheaton Franciscan Services Series 2003 A (A/A2)
1,555,000	4.00	08/15/2006	1,558,856

			$9,891,070

Wyoming – 0.4%
Platte County PCRB for Basin Electric Power Series 1994 (AMBAC-TCRS) (AAA/Aaa)
$1,975,000	4.95%	01/01/2006	$1,981,142

TOTAL MUNICIPAL DEBT OBLIGATIONS
(Cost $456,510,107)			$452,029,523
Other Municipals – 3.4%

MMA Financial CDD Senior Securitization Trust RB for Various States Bartram Springs Passthru Series 2003 B (A1)(a)(e)
$6,115,000	3.38%	11/01/2008	$5,947,510
Tax Exempt Municipal Infrastructure Improvement Trust Certificates RB Series 2005 A Class A (A1)(e)
10,000,000	4.05	05/04/2010	9,963,100

TOTAL OTHER MUNICIPALS
(Cost $16,115,000)			$15,910,610

TOTAL INVESTMENTS – 100.0%
(Cost $472,625,107)			$467,940,133

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Securities with “Put” features with resetting interest rates. Maturity dates disclosed are the next interest reset dates.

(b)	Prerefunded security. Maturity date disclosed is prerefunding date.

(c)	Security issued with a zero coupon. Income is recognized through the accretion of discount.

(d)	Inverse variable rate security. Coupon rate disclosed is that which is in effect at October 31, 2005.

(e)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $15,910,610, which represents approximately 3.4% of net assets as of October 31, 2005.

Security ratings disclosed, if any, are issued by Standard & Poor’s/ Moody’s Investors Service/ Fitch and are unaudited. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Statement of Investments (continued)
October 31, 2005

Investment Abbreviations:
ACA	—	Insured by American Capital Access
AGC	—	Insured by ACE Guaranty Corp.
AMBAC	—	Insured by American Municipal Bond Assurance Corp.
AMBAC-TCRS	—	Insured by American Municipal Bond Assurance Corp. — Transferable Custodial Receipts
BMA	—	Bond Market Association
CDD	—	Community Development Districts
COPS	—	Certificates of Participation
CONNIE LEE	—	College Construction Loan Insurance Association
ETM	—	Escrow to Maturity
FGIC	—	Insured by Financial Guaranty Insurance Co.
FGIC-TCRS	—	Insured by Financial Guaranty Insurance Co. — Transferable Custodial Receipts
FHA	—	Insured by Federal Housing Administration
FSA	—	Insured by Financial Security Assurance Co.
GANS	—	Grant Anticipation Notes
GO	—	General Obligation
IDA	—	Industrial Development Authority
LOC	—	Letter of Credit
MBIA	—	Insured by Municipal Bond Investors Assurance
MBIA-IBC	—	Insured by Municipal Bond Investors Assurance — Insured Bond Certificates
PCRB	—	Pollution Control Revenue Bond
Radian	—	Insured by Radian Asset Assurance
RANS	—	Revenue Anticipation Notes
RB	—	Revenue Bond
RMKT	—	Remarketed
RITES	—	Residual Interest Tax Exempt Securities
TRANS	—	Tax Revenue Anticipation Notes
XLCA	—	Insured by XL Capital Assurance, Inc.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

ADDITIONAL INVESTMENT INFORMATION

SWAP CONTRACTS — At October 31, 2005, the Fund had outstanding swap contracts with the following terms:

Rate Type

		Notional		Payments	Payments
	Swap	Amount	Termination	made by	received by	Unrealized
Swap Type(a)	Counterparty	(000s)	Date	the Fund	the Fund	Gain

Interest Rate	JP Morgan	$15,000	12/01/2015	3.59%	BMA Municipal Swap Index	$352,057

(a)	Represents a forward starting interest rate swap whose effective date of commencement of accruals and cash flows is December 1, 2005.

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS MUNICIPAL INCOME FUND

Performance Summary

October 31, 2005

The following graph shows the value as of October 31, 2005, of a $10,000 investment made on August 1, 1993 in Class A Shares (with the maximum sales charge of 4.5%) of the Goldman Sachs Municipal Income Fund. For comparative purposes, the performance of the Fund’s benchmark, the Lehman Brothers Aggregate Municipal Bond Index (“Lehman Aggregate Muni Bond Index”), is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on capital gains and other taxable distributions or the redemption of fund shares. Performance of Class B, Class C, Institutional and Service Shares will vary from Class A Shares due to differences in fees and loads. In addition to the investment adviser’s decision regarding issuer/industry investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a fund.

Municipal Income Fund’s Lifetime Performance

Performance of a $10,000 Investment, Distributions Reinvested August 1, 1993 to October 31, 2005.(a)

The value of a $10,000 investment for the Class A Shares in the Fund for the 10-Year period ending October 31, 2005 is $16,366 assuming reinvestment of dividends. For comparative purposes the Lehman Aggregate Muni Bond Index is $17,657.

Average Annual Total Return through October 31, 2005	Since Inception	Ten Years	Five Years	One Year

Class A (commenced July 20, 1993)
Excluding sales charges	5.41%	5.53%	5.87%	3.55%
Including sales charges	5.02%	5.04%	4.91%	-1.11%

Class B (commenced May 1, 1996)
Excluding contingent deferred sales charges	4.90%	n/a	5.07%	2.78%
Including contingent deferred sales charges	4.90%	n/a	4.68%	-2.36%

Class C (commenced August 15, 1997)
Excluding contingent deferred sales charges	4.33%	n/a	5.08%	2.85%
Including contingent deferred sales charges	4.33%	n/a	5.08%	1.82%

Institutional Class (commenced August 15, 1997)	5.52%	n/a	6.29%	4.02%

Service Class (commenced August 15, 1997)	5.37%	n/a	5.79%	3.49%

GOLDMAN SACHS MUNICIPAL INCOME FUND

Statement of Investments

October 31, 2005

Principal	Interest	Maturity
Amount	Rate	Date	Value
Municipal Debt Obligations – 98.1%

Alabama – 2.6%
Alabama State Municipal Electric Authority Power Supply RB Series 2003 A (MBIA) (Aaa)
$1,000,000	5.00%	09/01/2033	$1,025,040
Alabama State Public School & College Authority RB for Capital Improvement Series 1999 D (AA/Aa2)
1,150,000	5.75	08/01/2019	1,249,222
Birmingham Alabama GO Bonds for Capital Improvement Warrants Series 2000 A (AA/Aa3)
1,000,000	5.55	08/01/2021	1,072,810
Huntsville Alabama GO Refunding Warrants Series 2005 A (FSA) (AAA/Aaa)
1,000,000	5.75	02/01/2015	1,142,370
Jefferson County Alabama Limited Obligation School Warrants RB Series 2004 A (A/A2)
3,500,000	5.25	01/01/2011	3,710,385
Montgomery Alabama GO Bonds Warrants Series 1997 A (AA/Aa3)(a)
1,000,000	5.10	04/01/2007	1,046,670
Tuscaloosa GO Bonds Warrants Series 2000 (AA-/Aa3)
1,000,000	5.65	01/01/2017	1,077,080

			$10,323,577

Alaska – 2.4%
Alaska State Housing Finance Corp. RB for General Housing Series 2005 A (FGIC) (AAA/Aaa)
$4,000,000	5.25%	12/01/2034	$4,215,320
Alaska State Housing Finance Corp. RB Series 1999 A (MBIA) (AAA/Aaa)
2,490,000	6.00	06/01/2049	2,592,712
Anchorage Alaska Water RB Refunding Series 2004 (MBIA) (AAA/Aaa)
1,000,000	5.13	05/01/2029	1,045,150
Northern Tobacco Securitization Corp. RB for Alaska Asset Backed Bonds Series 2001 (BBB/Baa3)
1,500,000	5.50	06/01/2029	1,514,535

			$9,367,717

Arizona – 2.3%
Arizona School Facilities Board RB for State School Trust Series 2004 A (AMBAC) (AAA/Aaa)
$3,410,000	5.75%	07/01/2018	$3,845,662
Coconino County PCRB for Nevada Power Co. Project Series 1995 E (B-)
325,000	5.35	10/01/2022	325,006
Maricopa County MF Hsg. IDA RB for Place Five and Greenery Apartments Series 1996 A (ETM) (AAA)
875,000	5.85	01/01/2008	894,749
Maricopa County United School District No. 41 GO Bonds Series 1995 (FSA) (AAA/Aaa)
2,500,000	6.25	07/01/2015	2,654,775
Northern Arizona University RB Series 2003 (FGIC) (AAA/Aaa)
1,235,000	5.50	06/01/2025	1,352,387

			$9,072,579

Arkansas – 2.7%
Arkansas Development Finance Authority Hospital RB for Washington Regional Medical Center Series 2000 (BBB/Baa2)(a)
$4,000,000	7.25%	02/01/2010	$4,586,560
Paragould Sales and Use Tax RB Series 2001 (AMBAC) (AAA/Aaa)
1,000,000	5.10	06/01/2018	1,040,540
375,000	5.05	06/01/2021	375,232
University of Arkansas RB for Construction UAMS Campus Series 2004 B (MBIA) (Aaa)
1,000,000	5.00	11/01/2027	1,034,400
University of Arkansas RB for Fayetteville Campus Series 2002 (FGIC) (Aaa)(a)
1,185,000	5.50	12/01/2012	1,312,826
University of Arkansas RB for Parking Construction UAMS Campus Series 2004 (MBIA) (Aaa)
1,200,000	5.00	07/01/2034	1,223,064
Washington County Hospital RB Refunding for Regional Medical Center Series 2005 A (BBB/Baa2)
150,000	5.00	02/01/2035	145,944
Washington County Hospital RB Refunding for Regional Medical Center Series 2005 B (BBB/Baa2)
160,000	4.25	02/01/2015	154,981
675,000	5.00	02/01/2025	674,122
150,000	5.00	02/01/2030	146,690

			$10,694,359

California – 11.4%
Abag Finance Authority RB for Non-Profit Corp. San Diego Hospital Association Series 2001 A (BBB+/Baa1)
$1,000,000	6.13%	08/15/2020	$1,084,460
Abag Finance Authority RB for Non-Profit Corps. Samsum-Santa Barbara Series 2002 A (A)
1,500,000	5.50	04/01/2021	1,564,005
California County Tobacco Securitization Agency Refunding Asset Backed RB for Merced County Series 2005 A (Baa3)
275,000	5.13	06/01/2038	263,920
200,000	5.25	06/01/2045	192,334
California County Tobacco Securitization Agency Refunding Asset Backed RB for Sonoma County Corp. Series 2005 (BBB)
125,000	5.13	06/01/2038	119,964
75,000	5.25	06/01/2045	72,125
California Infrastructure & Economic Development Bank RB for LA County Department of Public Social Services Series 2003 (AMBAC) (AAA/Aaa)
1,505,000	5.75	09/01/2023	1,687,150
California State Economic Recovery GO Bonds Series 2004 A (AA-/Aa3)
125,000	5.00	01/01/2009	131,746
California State Economic Recovery RB for Drivers Series 2004 448 (RITES) (AA-)(b)(c)
625,000	11.00	07/01/2007	740,125
California State Economic Recovery RB for Drivers Series 2004 448 (RITES) (AA-)(c)
940,000	12.00	01/01/2012	1,304,043

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS MUNICIPAL INCOME FUND

Statement of Investments (continued)
October 31, 2005

Principal	Interest	Maturity
Amount	Rate	Date	Value
Municipal Debt Obligations – (continued)

California – (continued)
California State GO Bonds Series 2000 (FGIC) (AAA/Aaa)
$1,280,000	5.25%	09/01/2030	$1,331,290
California State GO Bonds Series 2003 (A/A2)
1,000,000	5.25	02/01/2033	1,043,340
California State Public Works Board Lease RB for UCLA Replacement Hospital Series 2002 A (FSA) (AAA/Aaa)
2,000,000	5.38	10/01/2019	2,134,680
California State University Fresno Association, Inc. RB for Senior Auxiliary Organization Event Center Series 2002 (Baa3)(a)
1,000,000	6.00	07/01/2012	1,144,380
California Statewide Communities Development Authority RB for Sutter Health Series 2005 A (AA-/A1)
1,500,000	5.00	11/15/2043	1,492,380
Cathedral City Improvement Bond Act of 1915 Special Assessment for Cove Improvement District 04-02 Series 2005
1,000,000	5.00	09/02/2020	1,000,670
Del Mar Race Track Authority RB Series 2005
200,000	5.00	08/15/2025	203,518
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Series 2003 A-1 (BBB/Baa3)
1,225,000	6.75	06/01/2039	1,390,314
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Series 2003 A-3 (BBB/Baa3)
350,000	7.88	06/01/2042	427,199
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Series 2003 A-5 (BBB/Baa3)
650,000	7.88	06/01/2042	793,370
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Series 2003 B (A-/Aaa)(a)
9,000,000	5.50	06/01/2013	9,973,980
Kaweah Delta Health Care District RB Series 2004 (A3)
325,000	6.00	08/01/2034	349,593
Kings River Conservation District California Revenue COPS for Peaking Project Series 2004 (Baa1)
300,000	5.00	05/01/2011	313,311
300,000	5.00	05/01/2012	312,999
285,000	5.00	05/01/2015	295,913
Lafayette Redevelopment Agency Tax Allocation RB for Lafayette Redevelopment Project Series 2005 (Radian) (AA)
120,000	5.00	08/01/2035	121,004
Lake Elsinore Unified School District Community Facilities District Special Tax Series 2005-3
870,000	5.00	09/01/2025	851,730
Los Angeles Unified School District GO Bonds for Election of 1997 Series 2002 E (MBIA) (AAA/Aaa)
1,000,000	5.13	01/01/2027	1,047,880
Menlo Park GO Bonds Series 2002 (Aa1)
1,000,000	5.25	08/01/2027	1,057,730
Metropolitan Water District Waterworks RB Refunding Series 2001 A (AA+/Aa2)
1,000,000	5.10	07/01/2025	1,040,560
Murrieta Community Facilities District Special Tax for No. 3 Creekside Village Improvement Area 1 Series 2005
150,000	5.20	09/01/2035	144,064
Palo Alto Improvement Bond Act of 1915 for Special Assessment University Avenue Area off Street Parking Series 2002 A (BBB)
955,000	5.25	09/02/2015	975,418
Placentia California COPS Improvement Project Series 2004
1,000,000	5.45	07/01/2025	999,970
Sacramento North Natomas Community Facilities 97-01 Special Tax Series 2005
1,190,000	5.00	09/01/2029	1,167,176
Sacramento Special Tax Refunding for North Natomas Community Facilities 97-01 Series 2005
565,000	5.00	09/01/2025	557,271
San Diego Unified School District GO Bonds for Election 1998 Series 2002 D (FGIC) (AAA/Aaa)
1,000,000	5.25	07/01/2024	1,088,640
San Gabriel Unified School District GO Bonds Unrefunded Balance Series 2002 A (FSA) (AAA/Aaa)(a)
445,000	5.38	08/01/2012	492,744
San Gabriel Unified School District GO Bonds Unrefunded Balance Series 2002 A (FSA) (AAA/Aaa)
55,000	5.38	08/01/2021	59,193
Tobacco Securitization Authority RB for Southern California Tobacco Settlement Asset Backed Bonds Series 2002 A (BBB/Baa3)
3,000,000	5.63	06/01/2043	3,108,630
Torrance California COPS Refunding & Public Improvement Project Series 2005 B (AMBAC) (AAA/Aaa)
310,000	5.25	06/01/2034	326,607
University of California RB for Multiple Purpose Projects Series 2001 M (FGIC) (AAA/Aaa)
1,000,000	5.13	09/01/2022	1,043,030
1,000,000	5.13	09/01/2023	1,049,620

			$44,498,076

Colorado – 2.0%
Aurora Centretech Metropolitan District GO Bonds Series 1998 C (LOC-BNP Paribas) (AA)(b)
$2,000,000	4.88%	12/01/2008	$2,056,560
Colorado Health Facilities Authority RB for Covenant Retirement Communities Inc. Series 2005 (BBB)
1,150,000	5.00	12/01/2035	1,118,432
Colorado Health Facilities Authority RB for Hospital Poudre Valley Health Care Series 2005 F (BBB+/Baa2)
1,000,000	5.00	03/01/2025	999,930
Colorado Health Facilities Authority RB for Portercare Adventist Health System Series 2001 (A+/A2)(a)
500,000	6.50	11/15/2011	581,440
Denver City & County GO Bonds for Various Purposes Series 1999 B (AA+/Aa1)
1,000,000	5.63	08/01/2007	1,041,810
La Plata County School District No. 9-R Durango GO Bonds Series 2002 (MBIA) (Aaa)(a)
1,000,000	5.25	11/01/2012	1,095,400

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value
Municipal Debt Obligations – (continued)

Colorado – (continued)
SBC Metropolitan District GO Refunding Series 2005 (ACA) (A)
$500,000	5.00%	12/01/2029	$501,945
Tower Metropolitan District GO Refunding Bonds and Improvement Series 2005 (Radian) (AA/Aa3)
200,000	5.00	12/01/2029	201,726
140,000	5.00	12/01/2035	140,325

			$7,737,568

Connecticut – 0.5%
Connecticut State GO Bonds Residual Certificates Series 2001 515 (RITES) (Aa3)(c)
$1,335,000	10.61%	12/15/2013	$1,787,605

District Of Columbia – 0.5%
District of Columbia Tobacco Settlement Financing Corp. RB for Asset Backed Bonds Series 2001 (BBB/Baa3)
$805,000	6.25%	05/15/2024	$856,214
1,000,000	6.50	05/15/2033	1,131,980

			$1,988,194

Florida – 6.3%
Bobcat Trail Community Development District RB Refunding for Capital Improvement Series 2005
$1,250,000	5.20%	05/01/2029	$1,208,475
Bridgewater Wesley Chapel Community Development District RB for Capital Improvement Series 2005
2,500,000	5.75	05/01/2035	2,498,900
Covington Park Community Development District Special Assessment Refunding for Capital Improvement Series 2005 (A-)
750,000	5.00	05/01/2021	745,208
Crossings at Fleming Island Community Development District RB for Special Assignment Series 2000 B (MBIA) (AAA/Aaa)
1,765,000	5.80	05/01/2016	1,932,922
Diamond Hill Community Development District Tax Allocation for Capital Improvement Series 2004
1,730,000	6.00	05/01/2034	1,740,190
Double Branch Community Development District Special Assessment Series 2005 A
585,000	5.35	05/01/2034	565,256
Florida State GO Bonds Department of Transportation Right of Way Series 1997 B (AAA/Aa1)(a)
1,000,000	5.50	07/01/2007	1,047,020
High Ridge Quantum Community Development District Special Assessment for Boynton Beach Series 2005 A
1,960,000	5.75	05/01/2035	1,919,604
Hollywood Community Redevelopment Agency RB for Beach CRA Series 2004 (Baa2)
300,000	5.63	03/01/2024	315,753
Keys Cove Community Development District Special Assessment Series 2004
1,225,000	5.88	05/01/2035	1,255,245
Marsh Harbour Community Development District Special Assessment Series 2005 A
965,000	5.45	05/01/2036	962,587
Meadow Pointe III Community Development District RB for Capital Improvement Series 2004 A
1,000,000	6.00	05/01/2035	1,014,860
Palm Beach County GO Bonds Series 1999 A (AAA/Aaa)(a)
1,000,000	5.45	08/01/2009	1,074,000
Port Everglades Authority RB Series 1986 (ETM) (AAA/Aaa)
2,785,000	7.13	11/01/2016	3,325,847
Sonoma Bay Community Development District Special Assessment Series 2005 A
650,000	5.45	05/01/2036	648,375
Tampa Palms Open Space and Transportation Community Development District Revenue Special Assessment for Capital Improvement Area 7 Project Series 2004 (MBIA) (AAA/Aaa)
250,000	4.00	05/01/2013	252,583
1,400,000	4.50	05/01/2018	1,447,390
Thousand Oaks Community Development District Special Assessment RB Series 2005 A1
1,000,000	5.35	05/01/2035	978,590
Villagewalk of Bonita Springs Community Development District Special Assessment for Capital Improvements Series 2005
1,000,000	5.60	05/01/2036	988,830
Volusia County Educational Facility Authority RB Refunding for Embry-Riddle Aeronautical Series 2005 (Radian) (AA/Aa3)
650,000	5.00	10/15/2035	656,071

			$24,577,706

Georgia – 2.3%
Augusta Georgia Water & Sewer RB Series 2004 (FSA) (AAA/Aaa)
$7,000,000	5.25%	10/01/2039	$7,407,960
Chatham County Hospital Authority RB for Hospital Improvement Memorial Health University Series 2004 A (A-/A3)
325,000	5.50	01/01/2034	340,860
Georgia State GO Bonds Series 1992 B (AAA/Aaa)
1,000,000	6.00	03/01/2012	1,131,050

			$8,879,870

Hawaii – 1.3%
Hawaii State Airport Systems RB Series 2000 B (AMT) (FGIC) (AAA/Aaa)
$3,500,000	6.63%	07/01/2017	$3,898,650
Hawaii State GO Bonds Refunding Series 1997 (FGIC) (AAA/Aaa)
1,000,000	6.00	03/01/2008	1,060,200

			$4,958,850

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS MUNICIPAL INCOME FUND

Statement of Investments (continued)
October 31, 2005

Principal	Interest	Maturity
Amount	Rate	Date	Value
Municipal Debt Obligations – (continued)

Illinois – 6.1%
Chicago Illinois GO Bonds Prerefunding Series 2000 C (FGIC) (AAA/Aaa)(a)
$1,365,000	5.50%	07/01/2010	$1,496,722
Chicago Illinois GO Bonds Unrefunded Balance Series 2000 C (FGIC) (AAA/Aaa)
815,000	5.50	01/01/2019	876,484
Chicago Illinois Ohare International Airport RB for General Airport 3rd Lien Series 2003 A-1 (XLCA) (AAA/Aaa)
490,000	5.25	01/01/2034	510,085
Chicago Illinois Tax Increment for Near South Redevelopment Project Series 2001 A (ACA) (A)
750,000	5.00	11/15/2011	769,208
1,250,000	6.25	11/15/2013	1,356,875
Chicago Illinois Tax Increment Junior Lien for Central Loop Redevelopment Project Series 2000 A (ACA) (A)
2,000,000	6.50	12/01/2008	2,129,060
Chicago Midway Airport RB Series 1996 A (MBIA) (AAA/Aaa)(a)
2,500,000	5.50	01/01/2007	2,592,200
Illinois Development Finance Authority PCRB for Amerencips Series 2000 A (BBB+/A2)(b)
2,300,000	5.50	02/28/2014	2,364,147
Illinois Educational Facilities Authority Student Housing RB for Educational Advancement Fund University Center Project Series 2002 (Baa2)
2,000,000	6.25	05/01/2030	2,122,600
1,500,000	6.25	05/01/2034	1,537,530
Illinois Finance Authority Solid Waste Disposal RB for Waste Management Inc. Project Series 2005 A (AMT) (BBB)
400,000	5.05	08/01/2029	390,092
Illinois State GO First Series 2002 (MBIA) (AAA/Aaa)
3,000,000	5.38	07/01/2019	3,231,690
Lake County Community Consolidated School District No. 041 GO Bonds Series 1999 A (FSA) (AAA/Aaa)
2,725,000	9.00	11/01/2016	3,828,897
Lombard Public Facilities Corp. RB for Conference Center and Hotel First Tier Series 2005 A-2 (ACA) (A)
425,000	5.50	01/01/2036	445,885
Lombard Public Facilities Corp. RB for Conference Center and Hotel Second Tier Series 2005 B (AA-)
330,000	5.25	01/01/2036	341,540

			$23,993,015

Indiana – 0.2%
Indianapolis Airport Authority RB for Special Facilities Federal Express Corp. Project Series 2004 (AMT) (BBB/Baa2)
$640,000	5.10%	01/15/2017	$653,658

Iowa – 0.4%
Tobacco Settlement Authority RB for Iowa Asset Backed Bonds Series 2001 B (BBB/Baa3)
$1,400,000	5.60%	06/01/2035	$1,429,050

Kansas – 0.6%
Burlington Environmental Improvement RB for Kansas City Power & Lighting Co. Project Series 2005 (XCLA) (AAA/Aaa)
$1,250,000	4.65%	09/01/2035	$1,218,413
Wichita Hospital RB for Refunding and Improvement Facilities Series 2001 III (A+)
1,000,000	5.50	11/15/2025	1,044,990

			$2,263,403

Kentucky – 1.7%
Kentucky Economic Development Finance Authority RB for Norton Healthcare Inc. Series 2000 C (MBIA) (AAA/Aaa)
$3,250,000	6.00%	10/01/2018	$3,663,562
Russell Kentucky RB for Bon Secours Health Systems Series 2000 (ETM) (AAA/A3)
3,000,000	5.85	11/15/2005	3,003,180

			$6,666,742

Louisiana – 1.5%
Louisiana State Offshore Terminal Authority Deepwater Port RB for Loop LLC Project Series 2003 C (A/A3)
$1,000,000	5.25%	09/01/2015	$1,062,520
500,000	5.25	09/01/2016	529,555
New Orleans Levee District Public Improvement RB Series 1995 (FSA) (AAA/Aaa)
1,430,000	5.95	11/01/2015	1,475,960
Tobacco Settlement Financing Corp. RB Series 2001 B (BBB/Baa3)
1,285,000	5.50	05/15/2030	1,329,667
1,220,000	5.88	05/15/2039	1,271,801

			$5,669,503

Maine – 0.6%
Maine Municipal Bond Bank RB Series 2005 E (AAA/Aa1)
$2,165,000	5.00%	11/01/2034	$2,221,528

Maryland – 2.3%
Anne Arundel County Special Obligation RB for Aundel Mills Project Series 2004 (AA+/Aa1)
$1,500,000	5.13%	07/01/2029	$1,573,125
Baltimore RB for Wastewater Projects Series 2005 B (MBIA) (AAA/Aaa)
3,260,000	5.00	07/01/2035	3,378,631
Frederick County Special Tax for Lake Linganore Village Community Development Series 2001 A (Radian) (AA)
500,000	5.60	07/01/2020	542,890
1,000,000	5.70	07/01/2029	1,081,970
Maryland State Department of Transportation RB Series 2004 PA 1259 (RITES)(c)
575,000	9.68	05/01/2014	751,272

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value
Municipal Debt Obligations – (continued)

Maryland – (continued)
Maryland State Health & Higher Educational Facilities Authority RB for Medstar Health Series 2004 (BBB/Baa1)
$500,000	5.38%	08/15/2024	$520,005
750,000	5.50	08/15/2033	769,365
Maryland State Health and Higher Educational Facilities Authority RB for Maryland Institute College of Art Series 2001 (Baa1)
500,000	5.50	06/01/2032	516,930

			$9,134,188

Massachusetts – 3.3%
Massachusetts Bay Transportation Authority (AAA/Aa1)
$1,000,000	5.00%	07/01/2028	$1,036,930
Massachusetts State GO Bonds for Consolidated Loan Series 2000 A (AAA/Aa2)(a)
2,000,000	6.00	02/01/2010	2,208,600
Massachusetts State GO Bonds Series 1996 D (AMBAC) (AAA/Aaa)
3,000,000	4.50	11/01/2015	3,043,770
Massachusetts State Health and Educational Facilities Authority RB for Emerson Hospital Series 2005 E (Radian) (AA)
2,000,000	5.00	08/15/2035	2,015,240
Massachusetts State Health and Educational Facilities Authority RB for Harvard Pilgrim Health Series 1998 A (FSA) (AAA/Aaa)
3,750,000	5.25	07/01/2012	3,939,600
Massachusetts State Health and Educational Facilities Authority RB for UMass Memorial Issue Series 2005 D (BBB/Baa2)
300,000	5.00	07/01/2033	291,657
Massachusetts State School Building Authority Sales Tax RB Series 2005 A (FSA) (AAA/Aaa)
500,000	5.00	08/15/2030	516,375

			$13,052,172

Michigan – 0.8%
Michigan State Hospital Finance Authority RB for Ascension Health Credit Series 1999 A (MBIA) (AAA/Aaa)(a)
$2,000,000	6.13%	11/15/2009	$2,214,840
Pontiac Tax Increment Finance Authority RB for Tax Increment Development Area No. 3 Series 2002 (ACA) (A)
1,000,000	5.38	06/01/2017	1,036,130

			$3,250,970

Minnesota – 0.8%
Minnesota State Municipal Power Agency RB Series 2005 (A3)
$3,000,000	5.00%	10/01/2035	$3,013,830

Mississippi – 0.2%
Mississippi Business Finance Corp. PCRB for Systems Energy Resources Inc. Project Series 1998 (BBB-/Ba1)
$685,000	5.88%	04/01/2022	$694,172

Missouri – 2.1%
Cameron IDA Health Facilities RB Insured by Cameron Community Hospital Series 2000 (ACA) (A)
$1,800,000	6.25%	12/01/2021	$1,938,870
Missouri State Development Finance Board Infrastructure Facilities RB for Branson Landing Project Series 2005 A (BBB+/Baa1)
270,000	4.75	06/01/2025	259,343
1,325,000	5.00	06/01/2035	1,302,833
Missouri State Environmental Improvement & Energy Resource Authority RB for Kansas City Power & Light Series 1993 (BBB/A2)
515,000	4.00	01/02/2012	510,813
Missouri State Health and Educational Facilities Authority RB for St. Lukes Episcopal-Presbyterian Hospital Series 2001 (FSA) (AAA/Aaa)
1,000,000	5.50	12/01/2015	1,079,190
Truman State University Housing System RB Series 2004 (AMBAC) (Aaa)
3,000,000	5.00	06/01/2030	3,089,490

			$8,180,539

Montana – 0.9%
Forsyth Montana PCRB Refunding Portland General Series 1998 A-RMKT 5/1/03 (BBB+/Baa1)(b)
$1,000,000	5.20%	05/01/2009	$1,037,710
Montana State Board of Regents Higher Education RB Refunding for University of Montana Facilities Improvement Series 2005 J (MBIA) (AAA/Aaa)
1,585,000	4.00	05/15/2025	1,465,206
1,275,000	4.25	05/15/2030	1,179,706

			$3,682,622

Nevada – 2.1%
Clark County Industrial Development RB for Southwest Gas Corp. Project Series 2003 C (BBB-/Baa2)(b)
$765,000	5.45%	03/01/2013	$799,685
Las Vegas New Convention and Visitors Authority RB Series 1999 (AMBAC) (AAA/Aaa)(a)
2,500,000	6.00	07/01/2009	2,745,775
Nevada Department of Business and Industry RB for Las Vegas Monorail Project 1st Tier Series 2000 (AMBAC) (AAA/Aaa)
2,500,000	5.63	01/01/2032	2,692,550
Washoe County GO Bonds for Reno Sparks Convention Series 2000 A (FSA) (AAA/Aaa)(a)
1,585,000	6.38	01/01/2010	1,763,186

			$8,001,196

New Hampshire – 0.4%
New Hampshire Health and Educational Facilities Authority RB for Healthcare Systems Covenant Health Series 2002 (A)
$500,000	6.00%	07/01/2022	$539,255

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS MUNICIPAL INCOME FUND

Statement of Investments (continued)
October 31, 2005

Principal	Interest	Maturity
Amount	Rate	Date	Value
Municipal Debt Obligations – (continued)

New Hampshire – (continued)
New Hampshire Municipal Bond Bank RB Series 2003 (MBIA) (AAA/Aaa)
$1,000,000	5.25%	08/15/2019	$1,087,020

			$1,626,275

New Jersey – 4.6%
New Jersey Economic Development Authority RB for Cigarette Tax Series 2004 (Radian) (AA)
$1,085,000	5.50%	06/15/2016	$1,172,874
New Jersey Health Care Facilities Financing Authority RB for Children’s Specialized Hospital Series 2005 A (Baa3)
600,000	5.00	07/01/2024	597,018
175,000	5.50	07/01/2030	180,270
New Jersey Health Care Facilities Financing Authority RB for Palisades Medical Center of New York Healthcare Series 2002 (BBB-/Baa3)
500,000	6.50	07/01/2021	541,985
New Jersey State GO Bonds Refunding Series 1999 F (AA/Aa3)
1,000,000	5.50	08/01/2011	1,091,780
New Jersey State Transportation Trust Fund Authority RB for Transportation System Series 2003 C (AAA/Aaa)(a)
3,000,000	5.50	06/15/2013	3,332,310
Tobacco Settlement Financing Corp. RB for New Jersey Asset Backed Bonds Series 2002 (BBB/Baa3)
2,800,000	5.75	06/01/2032	2,904,916
2,370,000	6.00	06/01/2037	2,484,850
Tobacco Settlement Financing Corp. RB Series 2003 (BBB/Baa3)
300,000	6.75	06/01/2039	344,625
University of Medicine & Dentistry of New Jersey COPS Series 2004 (MBIA) (AAA/Aaa)
5,000,000	5.00	06/15/2036	5,137,150

			$17,787,778

New Mexico – 1.0%
Farmington PCRB Public Service Co. New Mexico Series 1997 D (BBB/Baa2)
$3,530,000	6.38%	04/01/2022	$3,745,754

New York – 5.6%
Brookhaven New York GO Bonds Series 1995 (FGIC) (AAA/Aaa)
$500,000	5.50%	10/01/2013	$520,640
Erie County Tobacco Asset Securitization Corp. RB for Asset Backed Bonds Series 2005 A (BBB)
1,125,000	5.00	06/01/2045	1,062,574
Metropolitan Transportation Authority RB Refunding for Transportation Series 2002 F (MBIA) (AAA/Aaa)
1,000,000	5.25	11/15/2027	1,061,480
Metropolitan Transportation Authority RB Series 2002 PA 1027 (RITES) (AMBAC)(c)
1,000,000	7.57	11/15/2015	1,197,740
New York City GO Bonds Prerefunded Series 1996 G (A+/A1)(a)
3,900,000	5.75	02/01/2006	3,984,162
New York City GO Bonds Series 1997 C (MBIA-IBC) (Aaa)(a)
255,000	5.38	11/15/2007	268,428
New York City GO Bonds Unrefunded Balance Series 1997 C (MBIA-IBC) (Aaa)
745,000	5.38	11/15/2017	781,520
New York City IDA Civic Facility RB for Polytechnic University Project Series 2000 (BB+/Ba3)
1,250,000	6.00	11/01/2020	1,241,987
New York City Transitional Finance Authority RB for Future Tax Secured Series 2002 C (FGIC) (AAA/Aaa)
1,000,000	5.25	08/01/2014	1,081,170
New York City Transitional Finance Authority RB Series 2002 R PA 1043 (RITES) (AAA)(c)
1,000,000	7.57	11/01/2026	1,170,700
New York State Dormitory Authority RB for Montefiore Hospital Series 2004 (FGIC, FHA) (AAA/Aaa)
2,500,000	5.00	08/01/2029	2,582,050
New York State Dormitory Authority RB for North Shore University Hospital Series 1998 (MBIA) (AAA/Aaa)
1,500,000	5.50	11/01/2014	1,678,185
New York State Energy Research & Development Authority Gas Facilities RB for Brooklyn Union Gas/Keyspan Series 2005 A (AMT) (FGIC) (AAA/Aaa)
275,000	4.70	02/01/2024	274,313
New York State Environmental Facilities Corp. State Clean Water & Drinking RB for Revolving Funds Pooled Funding Program Series 2002 F (AAA/Aaa)
500,000	5.25	11/15/2020	536,080
New York State GO Bonds Refunding Series 1998 F (AA/A1)
500,000	5.25	09/15/2013	528,175
Tobacco Settlement Financing Corp. RB for New York Asset Backed Bonds Series 2003 A-1 (AA-/A2)
2,600,000	5.50	06/01/2019	2,829,658
Triborough Bridge & Tunnel Authority RB for General Purpose Series 1999 A (AAA/Aa2)(a)
1,000,000	5.25	07/01/2009	1,071,830

			$21,870,692

North Carolina – 2.7%
Charlotte North Carolina Water & Sewer System RB Series 2001 (AAA/Aa1)
$1,000,000	5.13%	06/01/2026	$1,049,130
North Carolina Capital Facilities Finance Agency RB for Duke University Project Series 2002 A (AA+/Aa1)
2,000,000	5.13	07/01/2042	2,061,480
North Carolina Eastern Municipal Power Agency Power System RB Series 2003 C (BBB/Baa2)
500,000	5.38	01/01/2016	525,250
850,000	5.38	01/01/2017	890,281
North Carolina Eastern Municipal Power Agency Power System RB Series 2003 D (BBB/Baa2)
600,000	5.13	01/01/2023	613,848
North Carolina Medical Care Community Hospital RB for Northeast Medical Center Project Series 2000 (AMBAC) (AAA/Aaa)
3,000,000	5.50	11/01/2025	3,194,250

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value
Municipal Debt Obligations – (continued)

North Carolina – (continued)
North Carolina Municipal Power Agency No. 1 Catawba Electric RB Series 2003 A (BBB+/A3)
$450,000	5.50%	01/01/2013	$485,253
Winston-Salem North Carolina Water & Sewer Systems RB Refunding Series 2001 (AAA/Aa2)(a)
1,500,000	5.25	06/01/2011	1,638,705

			$10,458,197

Ohio – 0.7%
Cleveland Cuyahoga County Port Authority RB for Rock and Roll Hall of Fame Series 1997 (ETM)
$600,000	5.45%	12/01/2005	$601,254
Ohio State Building Authority RB Refunding for State Facilities Adult Correction Series 2001 A (FSA) (AAA/Aaa)
1,000,000	5.50	10/01/2013	1,088,110
Pickerington Local School District GO Bonds for School Facilities Construction & Improvement Series 2001 (FGIC) (AAA/Aaa)
500,000	5.25	12/01/2020	533,410
Summit County Port Authority Program Development RB for Twinsburg Township Project Series 2005 D
655,000	5.13	05/15/2025	637,263

			$2,860,037

Oregon – 0.5%
Klamath Falls Intermediate Community Hospital Authority RB for Merle West Medical Center Project Series 2002
$2,000,000	6.13%	09/01/2022	$2,103,120

Pennsylvania – 1.1%
Bristol Borough School District GO Series 2005 (FSA) (AAA)
$100,000	5.25%	03/01/2025	$107,626
Montgomery County Higher Education & Health Authority RB for Catholic Health Systems East Series 2004 C (A/A1)
150,000	5.38	11/15/2034	156,260
Pennsylvania Economic Development Financing Authority Exempt Facilities RB for Amtrak Project Series 2001 A (AMT) (BBB/A3)
2,000,000	6.25	11/01/2031	2,127,140
Pennsylvania Intergovernmental Cooperative Authority Special Tax Revenue Refunding for Philadelphia Funding Program Series 1999 (FGIC) (AAA/Aaa)
1,000,000	5.25	06/15/2015	1,058,230
Pennsylvania State Higher Educational Facilities Authority RB for Philadelphia University Series 2004 A (BBB/Baa2)
400,000	5.25	06/01/2032	403,832
Pennsylvania State Public School Building Authority RB for Montgomery County Community College Project Series 2005 (AMBAC) (Aaa)
160,000	5.00	05/01/2024	167,258
St. Mary Hospital Authority RB Refunding for Catholic Health East Series 2004 B (A/A1)
225,000	5.38	11/15/2034	233,887

			$4,254,233

Puerto Rico – 1.0%
Children’s Trust Fund RB Refunding Tobacco Settlement Series 2005(e)
$6,300,000	0.00%	05/15/2050	$388,773
Puerto Rico Commonwealth Highway and Transportation Authority RB Series 1996 Y (XLCA) (AAA/Aaa)
2,500,000	5.00	07/01/2036	2,613,400
Puerto Rico Commonwealth Infrastructure Financing Authority RB Series 2005 B (BBB+/Baa2)
1,000,000	5.00	07/01/2041	1,006,790

			$4,008,963

South Carolina – 2.9%
Grand Strand Water & Sewer Authority South Carolina Waterworks & Sewer Systems RB Series 2001 (FSA) (AAA/Aaa)
$5,000,000	5.00%	06/01/2031	$5,126,500
Greenville County School District Installment Purchase RB Prerefunded for Building Equity Series 2002 (AA-/Aa3)(a)
550,000	6.00	12/01/2012	628,672
Greenville County School District Installment Purchase RB Unrefunded Balance for Building Equity Series 2002 (AA-/Aa3)
450,000	6.00	12/01/2021	493,506
Lancaster County School District GO Bonds Series 1999 (FSA) (AAA/Aaa)
1,000,000	5.10	03/01/2015	1,055,360
Medical University Hospital Authority RB for Hospital Facilities Series 2004 A (MBIA, FHA) (AAA/Aaa)
4,000,000	5.00	08/15/2031	4,085,240

			$11,389,278

Tennessee – 2.8%
Elizabethton Health and Educational Board RB First Mortgage Series 2000 B (MBIA) (AAA/Aaa)
$2,000,000	6.25%	07/01/2015	$2,331,360
Hallsdale Powell Utility District RB for Knox County Water & Sewer Improvement Series 2004 B (FGIC) (AAA/Aaa)
1,260,000	5.00	04/01/2034	1,292,092
Johnson City Health and Educational Facilities Board Hospital for Mountain States Health RB First Mortgage Series 2000 A (MBIA) (AAA/Aaa)
3,000,000	6.25	07/01/2016	3,515,520
McMinnville Housing Authority RB First Mortgage for Beersheba Heights Tower Series 1997 (A2)
630,000	6.00	10/01/2009	654,053
Shelby County Health Educational & Housing Facilities Board RB PA 1277 A (RITES) (AA)(b)(c)
810,000	9.78	10/01/2008	925,117
Shelby County Health Educational & Housing Facilities Board RB PA 1277 B (RITES) (AA)(c)
120,000	9.78	09/01/2008	136,584
Tennessee Housing Development Agency RB for Homeownership Program 1 Series 2000 (AMT) (AA/Aa2)
2,130,000	5.85	07/01/2011	2,260,399

			$11,115,125

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS MUNICIPAL INCOME FUND

Statement of Investments (continued)
October 31, 2005

Principal	Interest	Maturity
Amount	Rate	Date	Value
Municipal Debt Obligations – (continued)

Texas – 6.1%
Brazos River Authority PCRB for Texas Utility Co. Series 1999 A (AMT) (BBB-/Baa2)
$700,000	7.70%	04/01/2033	$828,191
Brazos River Authority PCRB for TXU Electric Co. Project Series 1999 C (AMT) (BBB-/Baa2)
1,200,000	7.70	03/01/2032	1,421,904
Brazos River Authority PCRB for TXU Electric Co. Project Series 2001 C (AMT) (BBB-/Baa2)(b)
1,045,000	5.75	11/01/2011	1,103,656
Brazos River Authority RB for Reliant Energy Inc. Project Series 1999 A (BBB-/Ba1)
1,250,000	5.38	04/01/2019	1,271,762
Fort Bend County Municipal Utilities District No. 30 GO Bonds Series 2004 (FSA) (AAA/Aaa)
2,015,000	5.75	09/01/2027	2,204,853
Frisco Independent School District GO Bonds Series 2002 (PSF-GTD) (Aaa)
1,000,000	5.13	08/15/2030	1,033,760
Grand Prairie Independent School District GO Bonds Series 2003 (FSA) (AAA/Aaa)
1,000,000	5.38	02/15/2018	1,083,440
Gregg County Health Facilities Development Corp. RB for Good Shepherd Medical Center Project Series 2000 (Radian) (AA)
3,000,000	6.38	10/01/2025	3,318,210
Gulf Coast Waste Disposal Authority Texwaste Disposal RB for Valero Energy Corp. Project Series 2001 (AMT) (BBB-/Baa3)
1,000,000	6.65	04/01/2032	1,082,480
Harris County Hospital District RB (MBIA) (AAA/Aaa)
2,050,000	6.00	02/15/2016	2,246,369
Hidalgo County Health Services RB for Mission Hospital Inc. Project Series 2005 (BBB/Baa2)
700,000	5.00	08/15/2019	702,303
Mesquite Independent School District GO Bonds Refunding Series 2002 (PSF-GTD) (AAA)
1,160,000	5.50	08/15/2021	1,256,674
Metropolitan Health Facilities Development Corp. RB for Wilson N. Jones Memorial Hospital Project Series 2001 (B1)
1,300,000	6.63	01/01/2011	1,299,129
Tomball Hospital Authority RB Refunding Series 2005 (Baa3)
650,000	5.00	07/01/2020	648,330
750,000	5.00	07/01/2023	742,860
University of Texas RB for Fing System Series 2003 B (AAA/Aaa)
1,000,000	5.25	08/15/2020	1,066,980
Waxahachie Independent School District GO Bonds Capital Appreciating Prerefunding Series 2000 (PSF-GTD) (Aaa)(a)(e)
1,775,000	0.00	08/15/2010	1,233,164
Waxahachie Independent School District GO Bonds Capital Appreciating Unrefunded Balance Series 2000 (PSF-GTD) (Aaa)(e)
80,000	0.00	08/15/2013	57,405
Williamson County GO Bonds for Road Series 2002 (FSA) (AAA/Aaa)
1,040,000	5.25	02/15/2027	1,093,238

			$23,694,708

U.S. Virgin Islands – 0.3%
Virgin Islands Public Finance Authority RB for Senior Lien Matching Fund Loan Note Series 2004 A (BBB)
$500,000	5.00%	10/01/2014	$527,560
500,000	5.25	10/01/2016	530,275

			$1,057,835

Utah – 0.5%
Tooele County Hazardous Waste Treatment RB for Union Pacific Project Series 1992 A (AMT) (BBB/Baa2)
$2,000,000	5.70%	11/01/2026	$2,074,380

Vermont – 0.5%
Vermont State Student Assistance Corp. Education Loan RB for Finance Program Series 1993 D (AMT) (FSA) (AAA/Aaa)
$2,000,000	9.50%	12/15/2005	$2,012,620

Virginia – 1.0%
Bristol Virginia Utilities System RB Refunding Series 2003 (MBIA) (AAA/Aaa)
$1,850,000	5.25%	07/15/2026	$1,955,357
Chesapeake IDA PCRB for Virginia Project Series 1985 (BBB+/A3)
750,000	5.25	02/01/2008	757,350
Virginia Commonwealth Transportation Board RB for Northern Virginia Transportation District Program Series 1999 A (AA+/Aa1)(a)
1,000,000	5.50	05/15/2009	1,082,750

			$3,795,457

Washington – 5.8%
Chelan County Public Utilities District No. 001 RB for Chelan Hydro Project Series 1997 D (AMT) (MBIA) (AAA/Aaa)
$2,500,000	6.35%	07/01/2028	$2,647,250
King County Sewer RB Series 1999-2 (FGIC) (AAA/Aaa)(a)
3,965,000	6.25	01/01/2009	4,352,698
Skagit County Public Hospital District No. 002 GO Refunding Bonds for Improvement Series 2005 (MBIA) (Aaa)
3,700,000	5.00	12/01/2030	3,791,131
Tacoma Washington GO Bonds Series 2004 (MBIA) (AAA/Aaa)
4,000,000	5.00	12/01/2030	4,120,480
Vancouver Downtown Redevelopment Authority RB for Conference Center Project Series 2003 A (ACA) (A)
3,025,000	6.00	01/01/2034	3,242,195

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value
Municipal Debt Obligations – (continued)

Washington – (continued)
Washington Health Care Facilities Authority RB for Overlake Hospital Medical Center Series 2005 A (AAA/Aa1)
$475,000	5.00%	07/01/2015	$506,839
Washington Housing Finance Commission RB for Single Family Program Series 2000 5-NR (FNMA, FHLMC, GNMA) (Aaa)
315,000	5.70	06/01/2016	321,842
Washington Public Power Supply System RB for Nuclear Project No. 2 Series 1996 A (AMBAC) (AAA/Aaa)
2,500,000	5.70	07/01/2011	2,589,900
Washington State GO Bonds Series 2000 B (AA/Aa1)(a)
1,000,000	6.00	01/01/2010	1,098,000

			$22,670,335

West Virginia – 0.9%
Monongalia County Building Commission Hospital RB for Monongalia General Hospital Series 2005 A (A-)
$1,190,000	5.25%	07/01/2035	$1,189,917
Monongalia County Building Commission Hospital RB for Monongalia General Hospital Series 2005 A (A-)
1,380,000	5.25	07/01/2025	1,402,908
West Virginia State GO Bonds for State Road Series 2000 (FGIC) (AAA/Aaa)(a)
1,000,000	5.63	06/01/2010	1,098,110

			$3,690,935

Wisconsin – 1.8%
Badger Tobacco Asset Securitization Corp. RB Asset Backed Bonds Series 2002 (BBB/Baa3)
$1,000,000	6.38%	06/01/2032	$1,062,310
Wisconsin State GO Bonds Series 1999 C (AA-/Aa3)(a)
5,380,000	6.25	05/01/2010	6,002,197

			$7,064,507

TOTAL MUNICIPAL DEBT OBLIGATIONS
(Cost $364,367,904)			$383,072,918

Other Municipals – 1.2%

GMAC Municipal Mortgage Trust Series A (A3)(b)(f)
$525,000	4.15%	10/31/2009	$519,860
GMAC Municipal Mortgage Trust Series A-1 (A3)(b)(f)
375,000	4.90	10/31/2014	374,460
GMAC Municipal Mortgage Trust Series A-2 (A3)(b)(f)
1,350,000	5.30	10/31/2019	1,359,288
GMAC Municipal Mortgage Trust Series B (Baa1)(b)(f)
1,350,000	5.60	10/31/2019	1,372,289
Tax Exempt Municipal Infrastructure Improvement Trust MD Certificates RB Series 2005 A Class A (A1)(f)
1,000,000	4.05	05/04/2010	996,310

TOTAL OTHER MUNICIPALS
(Cost $4,600,000)			$4,622,207

Short Term Investments – 0.8%

Oregon – 0.2%
Port of Portland Special Obligation RB VRDN for Horizon Air Industries, Inc. Project Series 1997 (AMT) (LOC-Bank of America N.A.) (A-1+)(d)
$750,000	2.84%	11/01/2005	$750,000

Texas – 0.6%
Gulf Coast Waste Disposal Authority Environmental Facilities RB VRDN for Exxonmobil Project Series 2003 (AMT) (A-1+/VMIG1)(d)
$1,500,000	2.81%	11/01/2005	$1,500,000
Lower Neches Valley Authority Industrial Development Corp. Exempt Facilities RB VRDN for Mobil Oil Refining Corp. Project Series 1999 (AMT) (A-1+/P-1)(d)
1,000,000	2.81	11/01/2005	1,000,000

			$2,500,000

TOTAL SHORT TERM INVESTMENTS
(Cost $3,250,000)			$3,250,000

TOTAL INVESTMENTS – 100.1%
(Cost $372,217,904)			$390,945,125

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Prerefunded security. Maturity date disclosed is prerefunding date.

(b)	Securities with “Put” features with resetting interest rates. Maturity dates disclosed are the next interest reset dates.

(c)	Inverse variable rate security. Interest rate disclosed is that which is in effect at October 31, 2005.

(d)	Variable rate security. Coupon rate disclosed is that which is in effect at October 31, 2005.

(e)	Security issued with a zero coupon. Income is recognized through the accretion of discount.

(f)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $4,622,207, which represents approximately 1.2% of net assets as of October 31, 2005.

Security ratings disclosed, if any, are issued by Standard & Poor’s/Moody’s Investors Service/Fitch and are unaudited. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS MUNICIPAL INCOME FUND

Statement of Investments (continued)
October 31, 2005

Investment Abbreviations:
ACA	—	Insured by American Capital Access
AMBAC	—	Insured by American Municipal Bond Assurance Corp.
AMT	—	Alternative Minimum Tax
BMA	—	Bond Market Association
COPS	—	Certificates of Participation
CRA	—	Community Reinvestment Act
ETM	—	Escrow to Maturity
FGIC	—	Insured by Financial Guaranty Insurance Co.
FHA	—	Insured by Federal Housing Administration
FHLMC	—	Insured by Federal Home Loan Mortgage Corp.
FNMA	—	Insured by Federal National Mortgage Association
FSA	—	Insured by Financial Security Assurance Co.
GNMA	—	Insured by Government National Mortgage Association
GO	—	General Obligation
IDA	—	Industrial Development Authority
MBIA	—	Insured by Municipal Bond Investors Assurance
MBIA-IBC	—	Insured by Municipal Bond Investors Assurance — Insured Bond Certificates
MF Hsg.	—	Multi-Family Housing
PCRB	—	Pollution Control Revenue Bond
PSF-GTD	—	Guaranteed by Permanent School Fund
Radian	—	Insured by Radian Asset Assurance
RB	—	Revenue Bond
RITES	—	Residual Interest Tax Exempt Securities
VRDN	—	Variable Rate Demand Notes
XLCA	—	Insured by XL Capital Assurance, Inc.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME FUND

ADDITIONAL INVESTMENT INFORMATION

SWAP CONTRACTS — At October 31, 2005, the Fund had outstanding swap contracts with the following terms:

				Rate Type

		Notional		Payments	Payments
	Swap	Amount	Termination	made by	received by	Unrealized
Swap Type(a)	Counterparty	(000s)	Date	the Fund	the Fund	Gain

Interest Rate	Merrill Lynch	$11,000	11/16/2015	3.66%	BMA Municipal Swap Index	$195,355
Interest Rate	JP Morgan	10,000	12/01/2015	3.59%	BMA Municipal Swap Index	234,705
Interest Rate	Salomon Smith Barney	6,000	12/02/2015	3.53%	BMA Municipal Swap Index	171,264

TOTAL						$601,324

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows are November 16, 2005, December 1, 2005 and December 2, 2005, respectively.

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Performance Summary

October 31, 2005

The following graph shows the value as of October 31, 2005, of a $10,000 investment made on April 3, 2000 (commencement of operations) in the Institutional Shares of the Goldman Sachs High Yield Municipal Fund. For comparative purposes, the performance of the Fund’s benchmarks, the Lehman Brothers Aggregate Municipal Bond Index and Lehman Brothers High Yield Municipal Bond Index (“Lehman Aggregate Muni Bond Index and Lehman High Yield Muni Bond Index”), is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on capital gains and other taxable distributions or the redemption of fund shares. Performance of Class A, Class B and Class C Shares will vary from the Institutional Shares due to differences in fees and loads. In addition to the investment adviser’s decision regarding issuer/industry investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a fund.

High Yield Municipal Fund’s Lifetime Performance

Performance of a $10,000 Investment, Distributions Reinvested April 3, 2000 to October 31, 2005.

Average Annual Total Return through October 31, 2005	Since Inception	Five Year	One Year

Class A (commenced April 3, 2000)
Excluding sales charges	7.47%	7.31%	6.99%
Including sales charges	6.59%	6.33%	2.21%

Class B (commenced April 3, 2000)
Excluding contingent deferred sales charges	6.67%	6.51%	6.20%
Including contingent deferred sales charges	6.50%	6.12%	0.99%

Class C (commenced April 3, 2000)
Excluding contingent deferred sales charges	6.67%	6.51%	6.20%
Including contingent deferred sales charges	6.67%	6.51%	5.16%

Institutional Class (commenced April 3, 2000)	7.90%	7.74%	7.31%

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Statement of Investments

October 31, 2005

Principal	Interest	Maturity
Amount	Rate	Date	Value
Municipal Debt Obligations – 95.6%

Alabama – 0.8%
Butler Industrial Development Board Solid Waste Disposal RB for Georgia Pacific Corp. Project Series 2004 (AMT) (BB+)
$5,000,000	5.75%	09/01/2028	$5,018,000
Courtland Industrial Development Board PCRB Refunding for International Paper Co. Projects Series 2005 A (AMT) (BBB/Baa2)
5,000,000	5.00	06/01/2025	4,950,550
Courtland Industrial Development Board Solid Waste Disposal RB Refunding for International Paper Co. Projects Series 2005 A (BBB/Baa2)
9,400,000	5.20	06/01/2025	9,365,314
Sylacauga Health Care Authority RB for Coosa Valley Medical Center Series 2005 A
6,900,000	5.38	08/01/2015	6,807,471
7,600,000	6.00	08/01/2025	7,630,324
5,000,000	6.00	08/01/2035	4,986,950

			$38,758,609

Alaska – 0.3%
Northern Tobacco Securitization Corp. RB for Alaska Asset Backed Bonds Series 2001 (BBB/Baa3)
$9,160,000	5.50%	06/01/2029	$9,248,760
Northern Tobacco Securitization Corporate Settlement RB for Asset Backed Bonds Series 2000 (BBB/Baa3)
4,620,000	6.20	06/01/2022	4,815,334

			$14,064,094

Arizona – 1.1%
Apache County IDA PCRB for Tucson Electric Power Co. Project Series 1998 A (B+/Ba1)
$5,000,000	5.85%	03/01/2028	$5,002,450
Apache County IDA PCRB for Tucson Electric Power Co. Project Series 1998 B (B+/Ba1)
5,000,000	5.88	03/01/2033	5,000,900
Coconino County PCRB for Nevada Power Co. Project Series 1995 E (B-)
1,500,000	5.35	10/01/2022	1,500,030
Coconino County PCRB for Nevada Power Co. Series 1997 B (AMT) (B-)
2,500,000	5.80	11/01/2032	2,490,350
Maricopa County PCRB for Public Service Palo Verde Series 2003 A (BBB/Baa2)(a)
4,000,000	4.00	07/01/2009	3,979,640
Maricopa County PCRB for Southern California Edison Co. Series 2000 A (BBB+/A3)(a)
2,250,000	2.90	03/02/2009	2,169,383
Red Hawk Canyon Community Facilities District No. 1 Special Assessment Series 2005
5,075,000	5.20	06/01/2009	5,005,726
Salt River Project Agricultural Improvement & Power District Electric System RB for Salt River Project Series 2005 A (AA/Aa2)
24,075,000	5.00	01/01/2035	24,927,255
University Medical Center Corp. RB Series 2004 (BBB+/Baa1)
2,150,000	5.00	07/01/2024	2,184,615
Yavapai County IDA Hospital Facilities RB for Regional Medical Center 2003 A (Baa2)
1,250,000	6.00	08/01/2033	1,317,850

			$53,578,199

Arkansas – 0.6%
Independence County PCRB Refunding for Entergy Ark Inc. Project Series 2005 (A-/Baa1)
$10,730,000	5.00%	01/01/2021	$10,844,811
Little River County RB for Georgia Pacific Corp. Project Series 1998 (AMT) (Ba2)
3,010,000	5.60	10/01/2026	3,002,475
Washington County Hospital RB Refunding for Regional Medical Center Series 2005 A (BBB/Baa2)
1,850,000	5.00	02/01/2035	1,799,976
Washington County Hospital RB Refunding for Regional Medical Center Series 2005 B (BBB/Baa2)
1,850,000	4.25	02/01/2015	1,791,966
1,000,000	4.50	02/01/2020	946,890
8,325,000	5.00	02/01/2025	8,314,177
1,850,000	5.00	02/01/2030	1,809,170

			$28,509,465

California – 11.1%
Abag Finance Authority for Non-Profit Corps. Community Facilities District Special Tax No. 2004-2 Windemere Ranch Series 2004
$3,855,000	6.00%	09/01/2027	$4,020,881
4,900,000	6.00	09/01/2034	5,124,861
Abag Finance Authority RB for Non-Profit Corps. Samsum-Santa Barbara Series 2002 A (A)
2,000,000	5.50	04/01/2021	2,085,340
2,750,000	5.60	04/01/2026	2,853,152
Brentwood California Infrastructure Refunding Authority RB CIFP Series 2004-1
1,350,000	5.75	09/02/2024	1,379,200
2,200,000	5.80	09/02/2028	2,249,324
2,500,000	5.88	09/02/2034	2,561,100
Brentwood Infrastructure Financing Authority Special Assessment Series 2005 B
235,000	5.00	09/02/2025	228,928
535,000	5.15	09/02/2032	522,791

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Statement of Investments (continued)
October 31, 2005

Principal	Interest	Maturity
Amount	Rate	Date	Value
Municipal Debt Obligations – (continued)

California – (continued)
California County Tobacco Securitization Agency RB for Alameda County Asset Backed Bonds Series 2002 (Baa3)
$555,000	5.75%	06/01/2029	$586,285
California County Tobacco Securitization Agency RB for Fresno County Funding Asset Backed Bonds Series 2002 (BBB/Baa3)
385,000	6.00	06/01/2035	408,735
California County Tobacco Securitization Agency RB for Kern County Asset Backed Bonds Series 2002 B (BBB)
195,000	6.00	06/01/2029	208,720
California County Tobacco Securitization Agency RB Refunding for Merced County Asset Backed Bonds Series 2005 A (Baa3)
3,725,000	5.13	06/01/2038	3,574,920
2,800,000	5.25	06/01/2045	2,692,676
California County Tobacco Securitization Agency RB Refunding for Sonoma County Corp. Asset Backed Bonds Series 2005 (BBB)
1,375,000	5.13	06/01/2038	1,319,601
925,00	5.25	06/01/2045	889,545
California Department Water Resources Power Supply RB for Drivers Series 2002 310 (AMBAC) (RITES) (AAA)(b)
5,000,000	7.99	05/01/2014	5,975,900
California Educational Facilities Authority RB for Dominican University Series 2001 (Baa3)
1,445,000	5.75	12/01/2030	1,487,902
California Educational Facilities Authority RB for Golden Gate University Series 2005 (Baa3)
2,000,000	5.00	10/01/2036	1,965,900
California Educational Facilities Authority RB for Pepperdine University Series 2000 (A1)(c)
3,000,000	5.75	09/15/2008	3,238,650
California Educational Facilities Authority RB Refunding for Pepperdine University Series 2005 B (AMBAC) (Aaa)
10,000,000	5.00	12/01/2032	10,368,300
California Financing Authority PCRB for Drivers Series 2004 475 (AMT) (FGIC) (Aaa)(a)(b)
7,500,000	4.94	06/01/2007	7,577,100
California Special Districts Association Finance Corp. COPS for Special Districts Finance Program Series 2005 RR (XLCA) (AAA)
500,000	5.00	08/01/2025	511,975
1,000,000	5.00	08/01/2035	1,016,130
California State Department Water Resources Power Supply RB Series 2003 PA 1152 R (FSA) (RITES) (AAA)(b)
18,250,000	7.08	05/01/2011	21,303,590
California State Economic Recovery GO Bonds for Rols RR II Series 2004 R 281 (RITES) (AA-)(a)(b)
6,250,000	11.46	07/01/2008	7,401,250
California State Economic Recovery GO Bonds Residuals Series 2004 933 (RITES) (Aa3)(b)
6,250,000	13.50	07/01/2014	8,670,500
California State Economic Recovery RB for Drivers Series 2004 448 (RITES) (AA-)(a)(b)
625,000	11.00	07/01/2008	740,125
California State Economic Recovery RB for Drivers Series 2004 448 (RITES) (AA-)(b)
4,060,000	12.00	01/01/2012	5,632,357
California State GO Bonds Refunding Series 2001 (XLCA) (AAA/Aaa)
3,250,000	5.50	03/01/2011	3,553,355
California State GO Bonds Series 2003 (A/A2)
2,000,000	5.25	02/01/2015	2,155,300
California Statewide Communities Development Authority RB for Golden Gate Park Series 2005 (LOC-First Republic Bank)
26,500,000	6.00	12/01/2011	26,606,265
California Statewide Communities Development Authority RB for Kaiser Permanente Series 2002 C (A+/A3)(a)
10,000,000	3.85	06/01/2012	9,856,900
California Statewide Communities Development Authority RB for Notre Dame De Namur University Series 2003
3,000,000	6.63	10/01/2033	3,061,650
California Statewide Communities Development Authority RB for Sutter Health Series 2005 A (AA-/A1)
18,500,000	5.00	11/15/2043	18,406,020
California Statewide Financing Authority Tobacco Settlement RB Asset Backed Pooled Tobacco Security Series 2002 A (Baa3)
3,000,000	6.00	05/01/2037	3,183,060
California University Fresno Association Inc. RB for AUX Organization Event Center Series 2002 (Ba1)(c)
940,000	6.75	07/01/2012	1,078,058
Carlsbad Improvement Bond Act of 1915 Special Assessment for District No. 2003-01 Series 2004
3,315,000	6.00	09/02/2034	3,385,344
Cathedral City Improvement Bond Act of 1915 Special Assessment for Cove Improvement District 04-02 Series 2005
1,100,000	5.00	09/02/2030	1,065,416
1,350,000	5.05	09/02/2035	1,304,303
Chino Community Facilities District Special Tax No. 03-3 Improvement Area 1 Series 2004
655,000	5.50	09/01/2022	679,039
565,000	5.55	09/01/2023	585,690
365,000	5.60	09/01/2024	378,341
1,300,000	5.70	09/01/2029	1,346,462
1,420,000	5.75	09/01/2034	1,465,483
Chula Vista Community Facilities District RB No. 99-1-Otay Series 2000 (c)
1,185,000	7.63	09/01/2009	1,388,239
Chula Vista Community Facilities District Special Tax No. 07-I-Otay Ranch Village Eleven Series 2004
1,700,000	5.70	09/01/2024	1,735,292
2,300,000	5.80	09/01/2028	2,355,614
3,150,000	5.88	09/01/2034	3,231,459

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value
Municipal Debt Obligations – (continued)

California – (continued)
Del Mar Race Track Authority RB Series 2005
$2,300,000	5.00%	08/15/2025	$2,340,457
East Bay Municipal Utility District Water Systems RB Series 2005 A (MBIA) (AAA/Aaa)
25,000,000	5.00	06/01/2035	25,884,250
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Enhanced Asset Backed Bonds Series 2003 B (A-/Aaa)(c)
3,810,000	5.63	06/01/2013	4,253,370
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Refunding Series 2005 A (A-/A3)
11,500,000	5.00	06/01/2045	11,502,530
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Series 2003 A-1 (BBB/Baa3)
20,485,000	6.75	06/01/2039	23,249,451
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Series 2003 A-2 (BBB/Baa3)
6,000,000	7.90	06/01/2042	7,333,020
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Series 2003 A-3 (BBB/Baa3)
2,650,000	7.88	06/01/2042	3,234,510
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Series 2003 A-4 (BBB/Baa3)
3,000,000	7.80	06/01/2042	3,647,340
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Series 2003 A-5 (BBB/Baa3)
8,330,000	7.88	06/01/2042	10,167,348
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Series 2003 B (A-/Aaa)(c)
75,535,000	5.50	06/01/2013	83,709,398
Hawthorne Community Redevelopment Agency Tax Allocation for Hawthorne Plaza Project Series 2001
2,375,000	6.88	07/01/2020	2,414,425
HI Desert California Memorial Health Care District RB Refunding Series 1998
2,250,000	5.50	10/01/2015	2,257,065
2,000,000	5.50	10/01/2019	2,000,420
Kaweah Delta Health Care District RB Series 2004 (A3)
3,675,000	6.00	08/01/2034	3,953,087
Kings River Conservation District California Revenue COPS for Peaking Project Series 2004 (Baa1)
1,000,000	4.50	05/01/2009	1,021,060
1,455,000	5.00	05/01/2010	1,521,013
2,700,000	5.00	05/01/2011	2,819,799
2,715,000	5.00	05/01/2012	2,832,641
2,345,000	5.00	05/01/2015	2,434,790
Lafayette Redevelopment Agency Tax Allocation RB for Lafayette Redevelopment Project Series 2005 (Radian) (AA)
1,495,000	5.00	08/01/2035	1,507,513
Lake Elsinore Improvement Bond Act 1915 for Special Assessment District No. 93-1 Series 2000
1,900,000	7.00	09/02/2030	2,060,816
Lake Elsinore Unified School District Community Facilities District Special Tax Series 2005-3
1,435,000	5.05	09/01/2030	1,399,412
690,000	5.05	09/01/2035	671,294
Lincoln Special Tax for Community Facilities District No. 2003-1 Series 2004
3,800,000	5.95	09/01/2028	4,019,830
3,300,000	6.00	09/01/2034	3,487,836
Long Beach Special Tax for Community Facilities District #6 Pike Series 2002
5,000,000	6.30	10/01/2032	5,166,200
Los Angeles Community College District GO Bonds Series 2001 II-R-71-A (MBIA) (RITES)(b)
1,665,000	12.86	08/01/2014	2,194,170
Los Angeles Community College District GO Bonds Series 2001 II-R-71-B (MBIA) (RITES)(b)
1,670,000	12.90	08/01/2015	2,200,759
Los Angeles Regional Airports Improvement Corp. RB for Facilities Sublease Continental Airlines Series 1994 (AMT) (B)
960,000	9.25	08/01/2024	952,282
Los Angeles Regional Airports Improvement Corp. RB Series 2002 C (AMT) (B-/Caa2)
7,140,000	7.00	12/01/2012	7,139,572
35,865,000	7.50	12/01/2024	35,342,806
Merced Community Facilities District No. 2003-1 Special Tax Series 2005
1,000,000	5.00	09/01/2030	948,200
1,000,000	5.10	09/01/2035	954,140
Murrieta Community Facilities District Special Tax for No. 3 Creekside Village Improvement Area 1 Series 2005
1,660,000	5.20	09/01/2035	1,594,314
Oakley Public Finance Authority RB Series 2004
1,430,000	5.88	09/02/2024	1,479,406
2,000,000	6.00	09/02/2028	2,074,760
2,515,000	6.00	09/02/2034	2,600,032
Oceanside Community Development Commerce Tax Allocation for Downtown Redevelopment Project Series 2002 (Baa3)
1,500,000	5.75	09/01/2025	1,553,385
Orange County Community Facilities District Special Tax for No. 1 Ladera Ranch Series 2000 A
1,000,000	6.20	08/15/2023	1,073,700
Palo Alto Improvement Bond Act 1915 Special Assessment for University Avenue Area Off Shore Parking Series 2002 A (BBB)
1,005,000	5.25	09/02/2016	1,026,055
1,055,000	5.25	09/02/2017	1,077,313

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Statement of Investments (continued)
October 31, 2005

Principal	Interest	Maturity
Amount	Rate	Date	Value
Municipal Debt Obligations – (continued)

California – (continued)
Roseville Community Facilities District Special Tax No. 1-Westpark Series 2005
$3,500,000	5.20%	09/01/2036	$3,446,870
Sacramento North Natomas Community Facilities 97-01 Special Tax Series 2005
1,215,000	5.00	09/01/2023	1,203,603
1,160,000	5.00	09/01/2024	1,145,987
1,000,000	5.00	09/01/2029	980,820
3,040,000	5.10	09/01/2035	2,995,768
Soledad Improvement Bond Act 1915 for Special Assessment District No. 1 The Vineyards Series 2000
1,985,000	7.25	09/02/2030	2,016,026
Temecula Valley Unified School District Community Facilities District Special Tax No. 02-2 Series 2005
1,030,000	5.00	09/01/2025	1,015,910
3,395,000	5.13	09/01/2035	3,341,189
Tobacco Securitization Authority RB for Southern California Tobacco Settlement Asset Backed Bonds Series 2002 A (BBB/Baa3)
8,895,000	5.63	06/01/2043	9,217,088
Tobacco Securitization Authority RB for Southern California Tobacco Settlement Asset Backed Senior Bonds Series 2002 A (BBB/Baa3)
17,130,000	5.25	06/01/2027	17,518,337
Upland Community Facilities District Special Tax for 2003-2 San Antonio Improvement Series 2004 1-A
4,000,000	6.00	09/01/2034	4,117,800
Valley Health System Hospital RB Refunding & Improvement Project Series 1996 A (B+)
2,410,000	6.50	05/15/2015	2,398,818
5,270,000	6.50	05/15/2025	5,227,840
Valley Health Systems COPS Refunding Project Series 1993 (B+)
21,005,000	6.88	05/15/2023	21,118,007
Yuba County Community Facilities District Special Tax 2004-1 Edgewater Series 2005
1,575,000	5.00	09/01/2023	1,540,350
2,635,000	5.13	09/01/2035	2,569,942

			$550,371,152

Colorado – 1.0%
Colorado Health Facilities Authority RB for Covenant Retirement Communities Inc. Series 2005 (BBB)
$13,850,000	5.00%	12/01/2035	$13,469,817
Colorado Health Facilities Authority RB for Hospital Poudre Valley Health Care Series 2005 F (BBB+/Baa2)
10,000,000	5.00	03/01/2025	9,999,300
Eagle Bend Metropolitan GO Bonds District No. 2 Series 2004 (Radian) (AA/Aa3)
1,000,000	5.00	12/01/2020	1,024,900
McKay Landing Metropolitan GO Bonds District No. 2 Series 2000
1,500,000	7.50	12/01/2019	1,612,875
McKay Landing Metropolitan GO Bonds District No. 2 Subseries 2004 A
2,000,000	7.50	12/01/2034	2,000,660
Saddle Rock South Metropolitan GO Bonds Mill Levy Obligation Series 2000
3,000,000	7.20	12/01/2019	3,197,730
SBC Metropolitan District Refunding GO Series 2005 (ACA) (A)
1,000,000	5.00	12/01/2020	1,024,630
750,000	5.00	12/01/2025	758,258
1,780,000	5.00	12/01/2034	1,774,518
Tablerock Metropolitan District Colorado GO Bonds
2,750,000	7.00	12/01/2033	2,843,995
Tower Metropolitan District GO Bonds Refunding and Improvement Series 2005 (Radian) (AA/Aa3)
2,495,000	5.00	12/01/2029	2,516,532
1,710,000	5.00	12/01/2035	1,713,967
Vista Ridge Metropolitan District GO Bonds Series 2001
9,795,000	7.50	12/01/2031	10,100,016

			$52,037,198

Connecticut – 0.3%
Bridgeport Senior Living Facilities RB for 3030 Park Retirement Community Project Series 2005
$7,000,000	7.25%	04/01/2035	$6,948,130
Connecticut State GO Bonds Residual Certificates Series 2001 515 (RITES) (Aa3)(b)
3,485,000	10.61	12/15/2013	4,666,520
Connecticut State Health and Educational Facility Authority RB for St. Mary’s Hospital Corp. Series 1997 E (Ba1)
695,000	5.88	07/01/2022	679,828
University of Connecticut GO Bonds Series 2004 PA 1255 (MBIA) (RITES) (b)
2,660,000	9.76	01/15/2013	3,450,126

			$15,744,604

Delaware – 0.5%
Bridgeville Special Obligation RB for Heritage Shores Special Development District Series 2005 A
$6,847,000	5.45%	07/01/2035	$6,713,620
Bridgeville Special Obligation RB for Heritage Shores Special Development District Series 2005 B
500,000	5.13	07/01/2035	500,650
Delaware River & Bay Authority RB Refunding Series 2005 (MBIA) (AAA/Aaa)
3,400,000	5.00	01/01/2024	3,539,230
3,000,000	5.00	01/01/2025	3,120,570
2,500,000	5.00	01/01/2026	2,598,550
3,000,000	5.00	01/01/2027	3,111,420
2,000,000	5.00	01/01/2028	2,072,760
Delaware State Health Facilities Authority RB for Beebe Medical Center Project Series 2004 A (BBB+/Baa1)
1,250,000	5.50	06/01/2024	1,309,988
Delaware State Health Facilities Authority RB for Beebe Medical Center Project Series 2005 A (BBB+/Baa1)
1,000,000	5.00	06/01/2024	1,011,340
1,000,000	5.00	06/01/2030	986,040

			$24,964,168

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value
Municipal Debt Obligations – (continued)

District Of Columbia – 0.3%
District of Columbia Housing Finance Agency Mortgage RB for Single Family Series 1997 B (GNMA/FNMA) (AMT) (AAA)
$1,000,000	6.35%	06/01/2028	$1,007,660
District of Columbia Tobacco Settlement Financing Corp. RB for Asset Backed Bonds Series 2001 (BBB/Baa3)
1,610,000	6.25	05/15/2024	1,712,428
6,000,000	6.50	05/15/2033	6,791,880
Washington D.C. Metropolitan Area Transportation Authority Gross Revenue RB for Rols RR II Series 2003 R 245 (MBIA) (RITES) (AAA)(b)
2,785,000	11.41	01/01/2010	3,461,755

			$12,973,723

Florida – 34.8%
Aberdeen Community Development District Special Assessment Series 2005
$11,000,000	5.50%	05/01/2036	$10,997,580
Amelia National Community Development District RB for Capital Improvement Series 2004 A
3,360,000	6.30	05/01/2035	3,445,781
Anthem Park Community Development District RB for Capital Improvement Series 2004
2,800,000	5.80	05/01/2036	2,788,996
Arborwood Community Development District RB for Centex Homes Projects Series 2005
61,000,000	5.00	05/01/2006	61,113,460
Arborwood Community Development District RB for School Site Acquisition Project Series 2005
6,115,000	5.50	05/01/2014	6,128,942
Arborwood Community Development District Special Assessment for Master Infrastructure Projects Series 2005 A
26,375,000	5.35	05/01/2036	25,891,810
Ballantrae Community Development District RB for Capital Improvement Series 2004
5,000,000	6.00	05/01/2035	5,096,300
Bartram Park Community Development District Special Assessment Series 2005
5,000,000	5.30	05/01/2035	4,928,650
Beacon Tradeport Community Development District RB Special Assessment Project Series 2002 A (Radian) (AA)
1,965,000	5.25	05/01/2016	2,103,886
Bellalago Educational Facilities Benefits District RB for Capital Improvement Series 2004 A
7,000,000	6.00	05/01/2033	7,150,710
Bellalago Educational Facilities Benefits District RB for Capital Improvement Series 2004 B
6,220,000	5.80	05/01/2034	6,279,214
Bluewaters Community Development District Special Assessment Series 2004
3,000,000	6.00	05/01/2035	3,104,520
Bobcat Trail Community Development District RB Refunding for Capital Improvement Series 2005
2,500,000	5.20	05/01/2029	2,416,950
Bonita Springs Vasari Community Development District RB for Capital Improvement Series 2001 A
7,755,000	6.95	05/01/2032	8,270,785
Bonnet Creek Resort Community Development District Special Assessment RB Series 2002
1,000,000	7.13	05/01/2012	1,080,700
10,000,000	7.38	05/01/2034	10,863,600
2,000,000	7.50	05/01/2034	2,186,080
Brandy Creek Community Development District Special Assessment Series 2003 A
3,470,000	6.35	05/01/2034	3,625,803
Brandy Creek Community Development District Special Assessment Series 2003 B
1,980,000	5.40	05/01/2009	1,989,999
Bridgewater Community Development District Special Assessment Series 2004 A
9,485,000	6.00	05/01/2035	9,609,728
Bridgewater Wesley Chapel Community Development District RB for Capital Improvement Series 2005
3,595,000	5.75	05/01/2035	3,593,418
Briger Community Development District Special Assessment RB Series 2002 A
2,930,000	6.75	05/01/2033	3,086,286
Brighton Lakes Community Development District Special Assessment Series 2004 A
1,500,000	6.13	05/01/2035	1,569,390
Brooks of Bonita Springs II Community Development District RB for Capital Improvement Series 2000 A
5,900,000	7.00	05/01/2031	6,184,144
Brooks of Bonita Springs II Community Development District RB for Capital Improvement Series 2003 A
1,625,000	6.13	05/01/2034	1,647,246
Capital Region Community Development District RB for Capital Improvement Series 2002 A
11,965,000	6.70	05/01/2032	12,720,231
Capital Region Community Development District Special Assessment for Capital Improvement Series 2001 A-1
1,080,000	6.70	05/01/2031	1,133,449
Capital Region Community Development District Special Assessment for Capital Improvement Series 2001 A-2
2,855,000	6.85	05/01/2031	3,034,323
Capital Trust Agency RB for Seminole Tribe Convention Series 2003 A (AAA)(c)(d)
3,000,000	8.95	10/01/2012	3,968,760
Cedar Pointe Community Development District Special Assessment for Florida Capital Improvements Series 2005 A
6,090,000	5.38	05/01/2035	5,818,812
Celebration Community Development District Special Assessment Series 2003 A
2,965,000	6.40	05/01/2034	3,108,002
Century Gardens Community Development District Special Assessment Series 2004
2,385,000	5.90	05/01/2034	2,399,715
CFM Community Development District RB for Capital Improvement Series 2004 A
20,000,000	6.25	05/01/2035	20,882,200

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Statement of Investments (continued)
October 31, 2005

Principal	Interest	Maturity
Amount	Rate	Date	Value
Municipal Debt Obligations – (continued)

Florida – (continued)
CFM Community Development District RB for Capital Improvement Series 2004 B
$1,725,000	5.88%	05/01/2014	$1,762,933
City Center Community Development District Special Assessment Series 2005 A
7,320,000	6.13	05/01/2036	7,088,542
Colonial Country Club Community Development District Florida Capital Improvement RB Series 2003
11,270,000	6.40	05/01/2033	11,813,552
Concord Station Community Development District RB for Capital Improvement Series 2005
2,055,000	5.00	05/01/2015	2,040,183
16,110,000	5.30	05/01/2035	15,765,729
Concorde Estates Community Development District RB for Capital Improvement Series 2004 A
2,350,000	5.85	05/01/2035	2,354,301
Concorde Estates Community Development District RB for Capital Improvement Series 2004 B
1,300,000	5.00	05/01/2011	1,297,296
Connerton West Community Development District for Special Assessment Capital Improvement Series 2004 A-1
3,015,000	5.95	05/01/2035	3,043,733
Connerton West Community Development District for Special Assessment Capital Improvement Series 2004 A-2
2,290,000	5.85	05/01/2024	2,293,893
1,590,000	5.95	05/01/2036	1,597,473
Copper Oaks Community Development District Special Assessment Series 2005 A
3,670,000	5.45	05/01/2035	3,618,326
Copper Oaks Community Development District Special Assessment Series 2005 B
1,625,000	4.88	05/01/2010	1,617,363
Cory Lakes Community Development District for Special Assessment Series 2001 A
545,000	8.38	05/01/2017	561,334
Cory Lakes Community Development District for Special Assessment Series 2001 B
810,000	8.38	05/01/2017	881,531
Country Greens Community Development District Special Assessment RB Series 2003
6,035,000	6.63	05/01/2034	6,333,612
Covington Park Community Development District RB for Capital Improvement Series 2004 A
1,130,000	6.25	05/01/2034	1,163,143
Covington Park Community Development District RB for Capital Improvement Series 2004 B
815,000	5.30	11/01/2009	818,342
Covington Park Community Development District Refunding Special Assessment for Capital Improvement Series 2005 (A-)
1,000,000	5.00	05/01/2031	977,450
Crossings at Fleming Island Community Development District RB for Special Assessment Series 2000 C
5,000,000	7.05	05/01/2015	5,284,550
Cutler Cay Community Development District Special Assessment Series 2004
4,765,000	6.13	05/01/2024	4,898,563
2,480,000	6.30	05/01/2034	2,626,543
Diamond Hill Community Development District Tax Allocation for Capital Improvement Series 2004
1,765,000	6.00	05/01/2034	1,775,396
Double Branch Community Development District Special Assessment Series 2002 A
10,980,000	6.70	05/01/2034	11,763,094
Double Branch Community Development District Special Assessment Series 2003 B
3,040,000	5.38	05/01/2008	3,059,821
Double Branch Community Development District Special Assessment Series 2003 C
110,000	5.13	05/01/2008	109,938
Double Branch Community Development District Special Assessment Series 2005 A
1,000,000	5.35	05/01/2034	966,250
Durbin Crossing Community Development District Special Assessment Series 2005 A
41,745,000	5.50	05/01/2037	41,436,087
Durbin Crossing Community Development District Special Assessment Series 2005 B-1
3,000,000	4.88	11/01/2010	2,992,500
Durbin Crossing Community Development District Special Assessment Series 2005 B-2
8,000,000	4.88	11/01/2010	7,968,400
East Homestead Community Development District Special Assessment Series 2005
4,000,000	5.45	05/01/2036	3,978,120
East Park Development District Special Assessment Series 2002
5,240,000	6.85	05/01/2033	5,584,582
Fishhawk Community Development District II Special Assessment RB Series 2003 A
5,920,000	6.25	05/01/2034	6,174,915
Fishhawk Community Development District II Special Assessment RB Series 2003 B
375,000	5.00	11/01/2007	375,364
Fishhawk Community Development District II Special Assessment RB Series 2004 A
2,470,000	6.13	05/01/2034	2,567,466
Fleming Island Plantation Community Development District RB for Special Assessment Series 2000 B
4,930,000	7.30	05/01/2015	5,305,419
Forest Creek Community Development District Special Assessment for Capital Improvement Series 2005 A
8,725,000	5.45	05/01/2036	8,505,304
Forest Creek Community Development District Special Assessment for Capital Improvement Series 2005 B
2,000,000	4.85	05/01/2011	1,986,620
Gateway Services Community Development District Special Assessment for Stoneybrook Project Series 2003
4,650,000	5.50	07/01/2008	4,695,756

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value
Municipal Debt Obligations – (continued)

Florida – (continued)
Gateway Services Community Development District Special Assessment for Sun City Center-Fort Meyers Project Series 2003 A
$2,640,000	6.50%	05/01/2033	$2,752,358
Gateway Services Community Development District Special Assessment for Sun City Center-Fort Meyers Project Series 2003 B
1,225,000	5.50	05/01/2010	1,237,520
Gateway Services District Water & Sewer RB Refunding Series 2003
2,215,000	6.00	10/01/2019	2,215,022
Grand Hampton Community Development District RB for Capital Improvement Series 2003
5,200,000	6.15	05/01/2034	5,297,240
Grand Hampton Community Development District RB for Capital Improvement Series 2005
4,045,000	5.50	05/01/2036	4,056,124
Grand Haven Community Development District Special Assessment Series 2002
500,000	6.13	11/01/2007	503,980
Grand Haven Community Development District Special Assessment Series 2003
640,000	5.20	11/01/2007	643,123
Grand Haven Community Development District Special Assessment Series 2004 B
1,480,000	5.00	05/01/2009	1,478,076
Greyhawk Landing Community Development District Special Assessment Series 2002 A
3,025,000	7.00	05/01/2033	3,242,588
Greyhawk Landing Community Development District Special Assessment Series 2002 B
1,130,000	6.25	05/01/2009	1,147,651
Griffin Lakes Community Development District Special Assessment Series 2002 A
4,495,000	6.70	05/01/2033	4,712,108
Habitat Community Development RB Series 2004
4,745,000	5.85	05/01/2035	4,777,835
Halifax Hospital Medical Center RB Series 1999 A
955,000	7.25	10/01/2024	1,076,295
Hamal Community Development District Special Assessment Series 2001
3,725,000	6.75	05/01/2031	3,911,064
Hammocks Community Development District Special Assessment Series 2005 A
6,020,000	5.50	05/01/2037	5,942,703
Hammocks Community Development District Special Assessment Series 2005 B
1,600,000	4.88	11/01/2010	1,591,440
Harbor Bay Community Development District Special Assessment for Capital Improvement Series 2001 A
2,310,000	7.00	05/01/2033	2,461,143
Harbour Isles Community Development District Special Assessment Series 2004
4,365,000	6.13	05/01/2035	4,448,546
Harbourage at Braden River Community Development District Special Assessment for Capital Improvement Series 2003 A
2,970,000	6.13	05/01/2034	3,030,588
Heritage Harbor South Community Development District RB for Capital Improvement Series 2002 A
3,950,000	6.50	05/01/2034	4,142,404
Heritage Harbor South Community Development District RB for Capital Improvement Series 2003 A
1,235,000	6.20	05/01/2035	1,267,592
Heritage Harbor South Community Development District RB for Capital Improvement Series 2003 B
2,315,000	5.25	11/01/2008	2,325,742
Heritage Harbour Market Place Community Development District Special Assessment for Capital Improvement Series 2005
9,000,000	5.60	05/01/2036	8,935,740
Heritage Isle at Viera Community Development District Special Assessment Series 2004 A
3,180,000	6.00	05/01/2035	3,231,516
Heritage Isle at Viera Community Development District Special Assessment Series 2004 B
2,115,000	5.00	11/01/2009	2,105,165
Heritage Isles Community Development District RB for Special Assessment Series 2002
1,375,000	5.90	11/01/2006	1,381,036
Heritage Lake Park Community Development District Special Assessment Series 2004 B
6,000,000	5.10	11/01/2009	5,998,500
Heritage Lake Park Community Development Special Assessment Series 2005
1,700,000	5.70	05/01/2036	1,676,353
Heritage Landing Community Development District Special Assessment Series 2005
11,000,000	5.60	05/01/2036	10,962,820
Heritage Palms Community Development District RB for Capital Improvement Series 1999
550,000	6.25	11/01/2007	549,005
Heritage Park Community Development District RB for Special Assessment Series 2004 A
5,900,000	6.30	05/01/2035	6,039,830
Highlands Community Development District Special Assessment Series 2005
3,750,000	5.55	05/01/2036	3,749,925
Hollywood Community Redevelopment Agency RB for Beach CRA Series 2004 (Baa2)
2,700,000	5.63	03/01/2024	2,841,777
Hypoluxo/Haverhill Community Development District Special Assessment Series 2002 A
1,370,000	6.75	05/01/2033	1,448,186
Indian Trace Development District Special Assessment for Isles at Weston Project Series 2003
1,960,000	5.50	05/01/2033	1,961,274
Indigo Community Development District for Capital Improvement Special Assessment Series 2005
9,000,000	5.75	05/01/2036	8,983,440

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Statement of Investments (continued)
October 31, 2005

Principal	Interest	Maturity
Amount	Rate	Date	Value
Municipal Debt Obligations – (continued)

Florida – (continued)
Indigo Community Development District RB for Capital Improvement Series 1999 B
$870,000	6.40%	05/01/2006	$871,784
Islands at Doral Florida Special Assessment Series 2003
1,820,000	6.38	05/01/2035	1,903,502
Islands at Doral III Community Development District Special Assessment Series 2004 A
11,000,000	5.90	05/01/2035	11,178,970
Islands at Doral Ne Community Development District Special Assessment Series 2004
1,835,000	6.25	05/01/2034	1,913,189
Julington Creek Plantation Community Development District Special Assessment Series 2002 (MBIA) (AAA/Aaa)
2,970,000	4.75	05/01/2019	3,031,954
Keys Cove Community Development District Special Assessment Series 2004
1,220,000	5.88	05/01/2035	1,250,122
Killarney Community Development District Special Assessment Series 2004 A
2,535,000	6.00	05/01/2035	2,576,371
Killarney Community Development District Special Assessment Series 2004 B
5,120,000	5.13	05/01/2009	5,121,741
Laguna Lakes Community Development District Florida Special Assessment RB Series 2003 A
2,435,000	6.40	05/01/2033	2,534,105
Laguna Lakes Community Development District Florida Special Assessment RB Series 2003 B
410,000	5.25	11/01/2007	411,997
Lake Ashton II Community Development District Special Assessment for Capital Improvement Series 2005 A
4,705,000	5.38	05/01/2036	4,620,404
Lake Ashton II Community Development District Special Assessment for Capital Improvement Series 2005 B
5,000,000	4.88	11/01/2010	4,973,250
Lake Powell Residential Golf Community Development District Special Assessment Series 2000 A
2,635,000	7.45	05/01/2022	2,803,824
3,945,000	7.50	05/01/2032	4,209,907
Lakes by the Bay South Community Development District Special Assessment RB Series 2004 A
7,725,000	6.10	05/01/2023	8,103,216
5,000,000	6.25	05/01/2034	5,269,550
Lakes by the Bay South Community Development District Special Assessment RB Series 2004 B
6,500,000	5.30	05/01/2009	6,510,205
Lakewood Ranch Community Development District No. 4 Special Assessment RB Series 2004
2,160,000	5.95	05/01/2034	2,193,761
Lakewood Ranch Community Development District No. 5 Special Assessment RB Series 2001 A
4,705,000	6.70	05/01/2031	4,943,543
Lakewood Ranch Community Development District No. 5 Special Assessment RB Series 2003
1,535,000	5.30	11/01/2007	1,535,000
Lakewood Ranch Community Development District No. 6 RB for Capital Improvement Series 2004 A
5,860,000	6.13	05/01/2034	6,021,677
Lakewood Ranch Stewardship District BANS Series 2005
16,355,000	4.88	09/01/2006	16,326,052
Lakewood Ranch Stewardship District Special Assessment for Lake Club Project Series 2005
5,535,000	4.88	08/01/2010	5,474,835
Lee County IDA Health Care Facilities RB for Shell Point Village Project Series 1999 A (BBB-)
7,000,000	5.50	11/15/2029	7,050,260
Lexington Oaks Community Development District Special Assessment Series 2002 A
2,500,000	6.70	05/01/2033	2,633,600
Live Oak Community Development District No. 001 Special Assessment Series 2003 A
4,445,000	6.30	05/01/2034	4,602,397
Live Oak Community Development District No. 001 Special Assessment Series 2003 B
4,540,000	5.30	05/01/2008	4,555,754
Live Oak Community Development District No. 002 Special Assessment Series 2004 A
6,230,000	5.85	05/01/2035	6,274,544
Live Oak Community Development District No. 002 Special Assessment Series 2004 B
7,220,000	5.00	11/01/2009	7,211,697
Longleaf Community Development District Special Assessment Refunding Series 2005 (AAA)
6,270,000	5.40	05/01/2030	6,162,156
Longleaf Community Development District Special Assessment Series 2001
1,040,000	7.25	05/01/2009	1,059,198
Maple Ridge Community Development District Special Assessment Series 2000 A
1,530,000	7.15	05/01/2031	1,641,277
Marshall Creek Community Development District Special Assessment Series 2002
2,925,000	6.63	05/01/2032	3,059,755
Meadow Pines Community Development District Special Assessment RB Series 2004 A
7,010,000	6.25	05/01/2034	7,173,964
Meadow Pointe II Community Development District RB for Capital Improvement Series 2004 (Baa3)
685,000	3.70	05/01/2011	653,538
710,000	3.88	05/01/2012	675,047
300,000	4.00	05/01/2013	284,097
1,745,000	4.60	05/01/2018	1,694,919
Meadow Pointe III Community Development District RB for Capital Improvement Series 2001 A
2,925,000	6.85	05/01/2033	3,083,213
Meadow Pointe III Community Development District RB for Capital Improvement Series 2003 A
3,925,000	6.40	05/01/2034	4,106,217
Meadow Pointe III Community Development District RB for Capital Improvement Series 2003 B
1,940,000	5.25	11/01/2007	1,949,448

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value
Municipal Debt Obligations – (continued)

Florida – (continued)
Meadow Pointe III Community Development District RB for Capital Improvement Series 2004 A
$1,000,000	6.00%	05/01/2035	$1,014,860
Meadow Pointe IV Community Development District RB for Capital Improvement Series 2003 A
2,755,000	6.30	05/01/2034	2,863,822
Meadow Pointe IV Community Development District Tax Allocation for Capital Improvement Series 2004 A
3,005,000	6.00	05/01/2036	3,045,267
Mediterra North Community Development District RB for Capital Improvement Series 2001 A
4,740,000	6.80	05/01/2031	5,010,559
Mediterra South Community Development District RB for Capital Improvement Series 1999 A
465,000	6.95	05/01/2031	486,311
Mediterra South Community Development District RB for Capital Improvement Series 2001
1,575,000	6.85	05/01/2031	1,662,460
Mediterra South Community Development District RB for Capital Improvement Series 2003 A
4,975,000	6.38	05/01/2034	5,162,408
Mediterra South Community Development District RB for Capital Improvement Series 2003 B
6,245,000	5.50	05/01/2010	6,284,968
Miami Beach Health Facilities Authority Hospital RB for Mount Sinai Medical Center Florida Project Series 1998 (BB+)
7,720,000	5.38	11/15/2028	7,685,337
Miami Beach Health Facilities Authority Hospital RB for Mount Sinai Medical Center Series 2001 A (BB+/Ba2)
5,645,000	6.13	11/15/2011	6,058,327
Miami Beach Health Facilities Authority Hospital RB for Mount Sinai Medical Center Series 2004 (BB+/Ba2)
13,600,000	6.75	11/15/2029	14,905,328
Middle Village Community Development District Special Assessment Series 2004 A
6,000,000	5.80	05/01/2022	6,149,880
15,620,000	6.00	05/01/2035	16,123,120
Middle Village Community Development District Special Assessment Series 2004 B
2,750,000	5.00	05/01/2009	2,756,710
Middle Village Community Development District Special Assessment Series 2004 C
655,000	5.13	05/01/2009	656,598
Mira Lago West Community Development District Special Assessment for Capital Improvement Series 2005
960,000	5.38	05/01/2036	919,008
Monterey/Congress Community Development District Special Assessment Series 2005 A
4,045,000	5.38	05/01/2036	3,977,570
Monterra Community Development District Revenue BANS Series 2005
28,000,000	5.00	06/01/2006	28,053,480
Monterra Community Development District Special Assessment Series 2005 A
22,000,000	5.50	05/01/2036	21,848,200
Monterra Community Development District Special Assessment Series 2005 B
30,000,000	5.00	11/01/2010	29,846,400
Moody River Estates Community Development District Capital Improvement RB Series 2005
7,000,000	5.35	05/01/2036	6,787,760
Narcoossee Community Development District Special Assessment Series 2002 A
4,980,000	6.85	05/01/2033	5,317,295
Narcoossee Community Development District Special Assessment Series 2002 B
70,000	5.75	05/01/2008	70,629
Oak Creek Community Development District Special Assessment Series 2004
1,775,000	5.80	05/01/2035	1,785,828
Oakstead Community Development District RB for Capital Improvement Series 2002 A
4,685,000	6.88	05/01/2033	4,974,908
Oakstead Community Development District RB for Capital Improvement Series 2002 B
1,010,000	5.90	05/01/2007	1,010,768
Oakstead Community Development District RB for Capital Improvement Series 2003
10,000	5.20	11/01/2007	10,000
Old Palm Community Development District Special Assessment for Palm Beach Gardens Series 2004 A
6,815,000	5.90	05/01/2035	6,904,481
Old Palm Community Development District Special Assessment for Palm Beach Gardens Series 2004 B
3,450,000	5.38	05/01/2014	3,437,166
Orange County Health Facilities Authority RB for Orlando Lutheran Healthcare Series 2005
1,100,000	5.38	07/01/2020	1,084,534
1,000,000	5.70	07/01/2026	991,410
Orlando Urban Community Development District Special Assessment for Capital Improvement Series 2004
965,000	6.00	05/01/2020	995,021
4,500,000	6.25	05/01/2034	4,671,630
Orlando Urban Community Development District Special Assessment Series 2001 A
7,855,000	6.95	05/01/2033	8,350,650
Overoaks Community Development District Special Assessment for Capital Improvement Series 2004 A
2,305,000	6.13	05/01/2035	2,377,123
Overoaks Community Development District Special Assessment for Capital Improvement Series 2004 B
6,880,000	5.13	05/01/2009	6,876,491
Palm Beach County Plantation Community Development District Special Assessment RB Series 2004 A
7,165,000	6.25	05/01/2034	7,374,648
Palma Sola Trace Community Development District RB for Capital Improvement Series 2005
4,000,000	5.75	05/01/2035	3,995,320
Panther Trace Community Development District Special Assessment Series 2002 A
1,665,000	7.25	05/01/2033	1,821,277

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Statement of Investments (continued)
October 31, 2005

Principal	Interest	Maturity
Amount	Rate	Date	Value
Municipal Debt Obligations – (continued)

Florida – (continued)
Panther Trace II Community Development District Special Assessment Series 2005 A
$7,000,000	5.60%	05/01/2035	$6,922,580
Park Place Community Development District Special Assessment Series 2003
4,430,000	6.38	05/01/2034	4,605,960
Parklands Lee Community Development District Special Assessment Series 2004 A
4,000,000	5.80	05/01/2035	4,055,520
Parklands Lee Community Development District Special Assessment Series 2004 B
565,000	5.13	05/01/2011	563,717
Parklands West Community Development District Special Assessment Series 2001 A
3,380,000	6.90	05/01/2032	3,560,898
Parklands West Community Development District Special Assessment Series 2001 B
185,000	6.00	05/01/2006	185,488
Parkway Center Community Development District Special Assessment Series 2000 A
485,412	8.25	05/01/2031	484,616
Paseo Community Development District Capital Improvement RB Series 2005 A
10,555,000	5.40	05/01/2036	10,281,837
Pier Park Community Development District RB for Capital Improvement Series 2002 1
10,125,000	7.15	05/01/2034	10,589,029
Pine Island Community Development District Special Assessment Series 2004
5,435,000	5.30	11/01/2010	5,400,216
11,780,000	5.75	05/01/2035	11,914,999
Poinciana Community Development District Special Assessment Series 2000 A
5,770,000	7.13	05/01/2031	5,986,375
Principal One Community Development District Jacksonville Special Assessment Series 2005
1,000,000	5.65	05/01/2035	987,580
Renaissance Community Development District RB for Capital Improvement Series 2002 A
7,250,000	7.00	05/01/2033	7,721,322
Renaissance Community Development District RB for Capital Improvement Series 2002 B
950,000	6.25	05/01/2008	962,426
Reunion East Community Development District Special Assessment Series 2002 A
19,620,000	7.20	05/01/2022	21,274,947
2,450,000	7.38	05/01/2033	2,672,680
Reunion East Community Development District Special Assessment Series 2002 B
2,095,000	5.90	11/01/2007	2,117,689
Reunion East Community Development District Special Assessment Series 2003
4,450,000	5.20	11/01/2007	4,464,996
Reunion East Community Development District Special Assessment Series 2005
12,880,000	5.80	05/01/2036	13,107,203
Reunion West Community Development District Special Assessment Series 2004
25,500,000	6.25	05/01/2036	26,581,965
River Bend Community Development District Capital Improvement RB Series 2005
9,000,000	5.45	05/01/2035	8,878,500
River Hall Community Development District RB for Capital Improvement Series 2005
8,000,000	5.45	05/01/2036	7,999,920
Rivercrest Community Development District Special Assessment Series 2001
5,425,000	7.00	05/01/2032	5,758,854
Riverside Park Community Development District Special Assessment Series 2004
2,000,000	6.13	05/01/2034	2,027,340
Saddlebrook Community Development District Special Assessment Series 2001 A
5,000,000	6.90	05/01/2033	5,282,050
Saddlebrook Community Development District Special Assessment Series 2001 B
65,000	6.25	05/01/2009	66,510
Sampson Creek Community Development District Capital Improvement Special Assessment Series 2000 A
2,255,000	6.95	05/01/2031	2,329,731
Seven Oaks Community Development District I RB Special Assessment Series 2002
800,000	5.60	11/01/2007	800,728
Seven Oaks Community Development District II RB Special Assessment Series 2003 A
4,705,000	6.40	05/01/2034	4,915,784
Seven Oaks Community Development District II RB Special Assessment Series 2003 B
1,925,000	5.30	11/01/2008	1,935,183
Seven Oaks Community Development District II RB Special Assessment Series 2004 A
5,000,000	5.88	05/01/2035	5,008,500
Seven Oaks Community Development District II RB Special Assessment Series 2004 B
2,990,000	5.00	05/01/2009	2,986,591
Shingle Creek BANS Series 2005
27,000,000	5.13	08/01/2006	27,052,920
South Bay Community Development District RB for Capital Improvement Series 2005 A
22,755,000	5.95	05/01/2036	23,110,661
South Bay Community Development District RB for Capital Improvement Series 2005 B-1
5,500,000	5.13	11/01/2009	5,504,290
South Bay Community Development District RB for Capital Improvement Series 2005 B-2
4,000,000	5.38	05/01/2013	3,997,560
South Fork Community Development District RB Special Assessment Series 2004 A-1
515,000	5.90	05/01/2034	515,567
South Fork Community Development District RB Special Assessment Series 2004 A-2
1,825,000	5.90	05/01/2035	1,821,514

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value
Municipal Debt Obligations – (continued)

Florida – (continued)
South Fork Community Development RB Series 2003
$2,490,000	6.15%	05/01/2033	$2,543,909
South Fork East Community Development District Capital Improvement RB Series 2005
9,000,000	5.35	05/01/2036	8,727,120
South Village Community Development District RB for Capital Improvement Series 2005 A
13,500,000	5.70	05/01/2035	13,525,785
South-Dade Venture Community Development District Special Assessment Series 2004
2,745,000	6.00	05/01/2024	2,793,834
Southern Hills Plantation I Community Development District RB for Capital Improvement Series 2004
8,395,000	5.80	05/01/2035	8,429,671
Southern Hills Plantation II Community Development District Capital Improvement Special Assessment Series 2004
3,570,000	5.85	05/01/2034	3,551,222
Spicewood Community Development District Special Assessment Series 2003 A
2,965,000	6.10	05/01/2034	3,029,340
St. Johns Forest Community Development District RB for Capital Improvement Series 2003 A
5,160,000	6.13	05/01/2034	5,431,674
St. Johns Forest Community Development District RB for Capital Improvement Series 2003 B
595,000	5.30	05/01/2010	599,927
Sterling Hill Community Development District RB for Capital Improvement Series 2003 A
4,000,000	6.20	05/01/2035	4,101,520
Sterling Hill Community Development District RB for Capital Improvement Series 2003 B
2,975,000	5.50	11/01/2010	2,994,665
Stonegate Community Development District RB Special Assessment Series 2004
2,250,000	6.13	05/01/2034	2,320,403
Stonelake Ranch Community Development District Special Assessment Series 2004 A
3,570,000	5.90	05/01/2034	3,612,840
Sumter County IDA RB for North Sumter Utility Co. LLC Project Series 2002 (AMT)
6,780,000	6.80	10/01/2032	7,089,100
Sumter County IDA RB for North Sumter Utility Co. LLC Project Series 2003 (AMT)
4,575,000	6.90	10/01/2034	4,799,495
Sumter Landing Community Development District Special Assessment Series 2003
900,000	6.25	05/01/2013	937,800
10,000,000	6.95	05/01/2033	10,552,300
Suncoast Community Development District RB for Capital Improvement Series 2004 A
5,370,000	5.88	05/01/2034	5,387,238
Tern Bay Community Development District Special Assessment for Capital Improvement Series 2005 A
11,280,000	5.38	05/01/2037	11,222,810
Tern Bay Community Development District Special Assessment for Capital Improvement Series 2005 B
7,500,000	5.00	05/01/2015	7,503,750
The Quarry Community Development District BANS Special Assessment Series 2004
50,000,000	5.00	11/01/2005	50,000,000
The Quarry Community Development District Special Assessment Series 2005 A-1
55,350,000	5.50	05/01/2036	54,968,085
The Quarry Community Development District Special Assessment Series 2005 A-2
8,345,000	5.25	05/01/2036	8,286,335
Thousand Oaks Community Development District Special Assessment RB Series 2005 A1
4,455,000	5.35	05/01/2035	4,359,618
Thousand Oaks Community Development District Special Assessment RB Series 2005 A2
1,000,000	5.35	05/01/2036	976,880
Tomoka Community Development District Series 2004 A
8,250,000	6.10	05/01/2035	8,426,220
Town Center at Palm Coast Community Development District Special Assessment for Capital Improvement Series 2005
10,000,000	6.00	05/01/2036	10,188,200
Turnbull Creek Community Development District Special Assessment Series 2005
7,000,000	5.80	05/01/2035	7,015,050
University Place Community Development District Special Assessment Series 2001 A
1,690,000	7.00	05/01/2032	1,803,991
Venetian Community Development District RB for Capital Improvement Series 2002 A
3,900,000	6.75	05/01/2034	4,130,607
Verona Walk Community Development District RB for Capital Improvement Series 2004
7,000,000	5.85	05/01/2035	7,043,680
Village Center Community Development District Recreational RB SubSeries 1998 B
2,050,000	8.25	01/01/2017	2,157,256
Village Center Community Development District Recreational RB SubSeries 1998 C
2,165,000	7.38	01/01/2019	2,289,488
Village Center Community Development District Recreational RB SubSeries 2003
4,005,000	6.35	01/01/2018	4,224,154
Village Center Community Development District Recreational RB SubSeries 2004 B
5,570,000	5.88	01/01/2015	5,730,639
Village Community Development District No. 3 Special Assessment Series 2002
7,500,000	6.50	05/01/2032	7,948,200
Village Community Development District No. 4 Special Assessment Series 2000
3,125,000	7.15	05/01/2018	3,380,719

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Statement of Investments (continued)
October 31, 2005

Principal	Interest	Maturity
Amount	Rate	Date	Value
Municipal Debt Obligations – (continued)

Florida – (continued)
Village Community Development District No. 4 Special Assessment Series 2002
$4,430,000	6.88%	05/01/2022	$4,728,936
6,205,000	6.95	05/01/2032	6,683,654
Village Community Development District No. 4 Special Assessment Series 2003
500,000	6.50	05/01/2033	528,840
Village Community Development District No. 5 Special Assessment Series 2002 A
18,555,000	6.50	05/01/2033	19,737,510
Village Community Development District No. 5 Special Assessment Series 2003 A
4,292,000	6.00	05/01/2022	4,451,877
22,900,000	6.10	05/01/2034	23,780,963
Village Community Development District No. 5 Special Assessment Series 2003 B
4,015,000	5.00	05/01/2008	4,025,439
Village Community Development District No. 6 Special Assessment RB Series 2004
5,710,000	5.63	05/01/2022	5,774,009
44,535,000	5.80	05/01/2035	45,153,146
Villages of Westport Community Development District RB for Capital Improvement Series 2005 A
12,700,000	5.70	05/01/2035	12,591,034
Villagewalk of Bonita Springs Community Development District Special Assessment for Capital Improvements Series 2005
5,505,000	5.60	05/01/2036	5,443,509
Villasol Community Development District Special Assessment RB Series 2003 A
4,115,000	6.60	05/01/2034	4,340,008
Villasol Community Development District Special Assessment RB Series 2003 B
955,000	5.38	05/01/2008	960,587
Vista Lakes Community Development District RB for Capital Improvement Series 2002 A
3,665,000	6.75	05/01/2034	3,865,036
Vizcaya Community Development District Special Assessment Series 2002
815,000	5.90	05/01/2007	819,841
Vizcaya Community Development District Special Assessment Series 2003 B
2,065,000	5.40	11/01/2007	2,072,145
Volusia County Educational Facility Authority RB Refunding for Embry-Riddle Aeronautical Series 2005 (Radian) (AA/Aa3)
8,270,000	5.00	10/15/2035	8,347,242
Walnut Creek Community Development District Special Assessment Series 2000 A
3,890,000	7.30	05/01/2021	4,181,400
Waterchase Community Development District RB for Capital Improvement Series 2001 A
2,865,000	6.70	05/01/2032	3,054,262
Watergrass Community Development District Special Assessment Series 2005 A
6,230,000	5.50	05/01/2036	6,156,174
Watergrass Community Development District Special Assessment Series 2005 B
4,000,000	4.88	11/01/2010	3,985,760
Waterlefe Community Development District RB for Capital Improvement Series 2001 A
950,000	6.95	05/01/2031	1,008,558
Waters Edge Community Development District RB for Capital Improvement Series 2005
2,000,000	5.30	05/01/2036	1,980,040
Westchester Community Development District No. 1 Special Assessment for Community Infrastructure Series 2003
4,500,000	6.00	05/01/2023	4,658,940
24,250,000	6.13	05/01/2035	24,991,080
Westside Community Development District BANS Series 2005
4,000,000	5.00	02/01/2006	4,005,320
World Commerce Community Development District Special Assessment Series 2004 A-1
1,000,000	6.25	05/01/2022	1,016,840
500,000	6.50	05/01/2036	516,280
World Commerce Community Development District Special Assessment Series 2004 A-2
3,000,000	6.13	05/01/2035	3,087,210
Wyndam Park Community Development District Special Assessment Series 2003
2,500,000	6.38	05/01/2034	2,599,300

			$1,719,488,906

Georgia – 0.6%
Atlanta Tax Allocation for Eastside Project Series 2005 A (AMT)
$1,230,000	5.63%	01/01/2016	$1,246,974
Atlanta Tax Allocation for Eastside Project Series 2005 B
1,085,000	5.40	01/01/2020	1,071,622
2,250,000	5.60	01/01/2030	2,227,703
Atlanta Tax Allocation RB for Atlantic Station Project Series 2001
10,000,000	7.75	12/01/2014	10,945,800
Chatham County Hospital Authority RB for Hospital Improvement Memorial Health University Series 2004 A (A-/A3)
3,675,000	5.50	01/01/2034	3,854,340
Dekalb County Development Authority RB for Dekalb Senior Center Project Series 2004
5,845,000	4.85	06/01/2009	5,888,662
Fulton County Residential Care Facilities RB for Canterbury Court Project Series 2004 A
1,750,000	6.13	02/15/2034	1,762,075
Tift County IDA RB for Beverly Enterprises Project Series 2000
725,000	7.50	07/01/2010	728,741

			$27,725,917

Guam – 0.1%
Guam Government GO Bonds Series 1993 A (B)
$5,000,000	5.38%	11/15/2013	$5,014,350

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value
Municipal Debt Obligations – (continued)

Hawaii – 0.2%
Hawaii Airport System RB Series 2001 II-R-59 (AMT) (FGIC) (RITES) (Aaa) (b)
$2,500,000	14.32%	07/01/2015	$3,351,700
Hawaii Department of Transport Special Facilities RB for Continental Airlines Inc. Series 1997 (AMT) (B/Caa2)
7,195,000	5.63	11/15/2027	5,567,131
Hawaii Improvement District RB No. 17 Special Assessment Kaloko Subdivision Series 2001
2,840,000	7.38	08/01/2011	2,930,823

			$11,849,654

Illinois – 1.8%
Chicago Illinois Special Assessment for Lake Shore East Series 2003
$4,000,000	6.75%	12/01/2032	$4,302,320
Chicago Illinois Tax Increment for Allocation Sub-Central Loop Redevelopment Series 2000 A
250,000	6.50	12/01/2005	250,563
Chicago Illinois Tax Increment for Central Loop Redevelopment Series 2000 A
6,550,000	6.50	12/01/2007	6,903,896
Chicago Illinois Tax Increment Junior Lien for Central Loop Redevelopment Project Series 2000 A (ACA) (A)
2,000,000	6.50	12/01/2008	2,129,060
Chicago Illinois Tax Increment RB for Central Loop Redevelopment Series 2000 A (ACA) (A)
250,000	6.50	12/01/2006	257,588
Chicago Single Family Mortgage RB for Collateral Series 2001 A (FHLMC/FNMA/GNMA) (AMT) (AAA/Aaa)
2,650,000	6.25	10/01/2032	2,748,871
Illinois Development Finance Authority PCRB for Amerencips Series 2000 A (BBB+/A2)(a)
6,050,000	5.50	02/28/2014	6,218,734
Illinois Educational Facilities Authority Student Housing RB for Educational Advancement Fund University Center Project Series 2002 (Baa2)
8,000,000	6.25	05/01/2030	8,490,400
7,840,000	6.25	05/01/2034	8,036,157
Illinois Finance Authority RB for Friendship Village Schaumburg Series 2005 A
2,500,000	5.00	02/15/2015	2,503,825
5,000,000	5.38	02/15/2025	4,972,200
4,000,000	5.63	02/15/2037	3,991,040
Illinois Finance Authority Solid Waste Disposal RB for Waste Management Inc. Project Series 2005 A (AMT) (BBB)
4,600,000	5.05	08/01/2029	4,486,058
Illinois Finance Authority Student Housing RB for MJH Educational Assistance IV-SR Series 2004 A (Baa2)
6,905,000	5.00	06/01/2024	6,822,416
5,760,000	5.13	06/01/2035	5,626,829
Illinois Finance Authority Student Housing RB for MJH Educational Assistance IV-Subseries 2004 B (Baa3)
2,075,000	5.00	06/01/2024	2,022,233
4,000,000	5.38	06/01/2035	3,910,040
Illinois Health Facilities Authority RB for Loyola University Health Systems Series 2001 A (Baa1)
2,000,000	6.00	07/01/2021	2,134,940
Lincolnshire Special Service Area No. 1 Special Tax for Sedgebrook Project Series 2004
1,805,000	6.25	03/01/2034	1,875,269
Lombard Public Facilities Corp. RB for Conference Center and Hotel First Tier Series 2005 A-2 (ACA) (A)
1,575,000	5.50	01/01/2036	1,652,396
Lombard Public Facilities Corp. RB for Conference Center and Hotel Second Tier Series 2005 B (AA-)
4,420,000	5.25	01/01/2036	4,574,567
Ottawa Illinois Health Care Facilities RB for Ottawa Community Hospital Series 2004 (Radian) (AA)
1,900,000	5.13	08/15/2019	1,967,108
1,100,000	5.00	08/15/2021	1,117,908

			$86,994,418

Indiana – 0.3%
Indiana Health Facility Financing Authority Hospital RB for Community Foundation Northwest Industry Series 2001 A (BBB-)
$1,500,000	6.38%	08/01/2031	$1,581,930
Indianapolis Airport Authority RB for Special Facilities Federal Express Corp. Project Series 2004 (AMT) (BBB/Baa2)
7,360,000	5.10	01/15/2017	7,517,062
Indianapolis Airport Authority RB for Special Facilities United Air Lines Project Series 1995 A (AMT)(e)
10,000,000	6.50	11/15/2031	1,200,700
Jasper County Industrial Economic Development RB for Georgia Pacific Corp. Project Series 2000 (AMT) (Ba2)
2,500,000	6.70	04/01/2029	2,603,875

			$12,903,567

Iowa – 1.3%
Tobacco Settlement Authority RB for Iowa Asset Backed Bonds Series 2001 B (BBB/Baa3)
$30,820,000	5.60%	06/01/2035	$31,459,515
Tobacco Settlement Authority RB Series 2001 B (BBB/Baa3)
31,645,000	5.30	06/01/2025	32,183,914

			$63,643,429

Kansas – 0.3%
Olathe Senior Living Facilities RB Refunding for Aberdeen Village Inc. Series 2005 A
$3,500,000	5.60%	05/15/2028	$3,505,040
Wyandotte County/Kansas City University Government Special Obligation RB Refunding for Sales Tax 2nd Lien Area B Series 2005 (BBB-)
5,000,000	4.75	12/01/2016	5,047,250
7,000,000	5.00	12/01/2020	7,121,100

			$15,673,390

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Statement of Investments (continued)
October 31, 2005

Principal	Interest	Maturity
Amount	Rate	Date	Value
Municipal Debt Obligations – (continued)

Kentucky – 0.2%
Kentucky Economic Development Finance Authority RB for Appalachian Regional Health Care Series 1997 (BB-)
$500,000	5.70%	10/01/2010	$489,925
Kentucky Economic Development Finance Authority RB for Norton Healthcare Inc. Series 2000 B (MBIA) (AAA/Aaa)(f)
2,000,000	0.00	10/01/2022	892,300
Kentucky Economic Development Finance Authority RB for Norton Healthcare Inc. Series 2000 C (MBIA) (AAA/Aaa)
6,750,000	6.00	10/01/2018	7,608,938

			$8,991,163

Louisiana – 1.8%
Hodge Utility RB Series 2003 (AMT) (B)
$6,750,000	7.45%	03/01/2024	$7,962,165
Louisiana State Gas & Fuels Tax RB Series 2005 A (FGIC) (AAA/Aaa)
25,000,000	5.00	05/01/2035	25,492,250
Louisiana State Offshore Terminal Authority Deepwater Port RB for Loop LLC Project Series 2003 C (A/A3)
5,000,000	5.25	09/01/2015	5,312,600
1,500,000	5.25	09/01/2016	1,588,665
Tobacco Settlement Financing Corp. RB Series 2001 B (BBB/Baa3)
17,225,000	5.50	05/15/2030	17,823,741
28,575,000	5.88	05/15/2039	29,788,294

			$87,967,715

Maryland – 1.0%
Baltimore Maryland Special Obligation RB for Clipper Mill Project Series 2004
$4,627,000	6.25%	09/01/2033	$4,750,819
Baltimore Maryland Special Obligation RB for Harborview Lot No. 2 Series 2003
3,000,000	6.50	07/01/2031	3,129,450
Baltimore Maryland Special Obligation RB for Strathdale Manor Project Series 2003
3,750,000	7.00	07/01/2033	3,985,425
Maryland State Department of Transportation RB Series 2004 PA 1259 (RITES)(b)
5,825,000	9.68	05/01/2014	7,610,712
Maryland State Health & Higher Educational Facilities Authority RB for Medstar Health Series 2004 (BBB/Baa1)
1,000,000	5.75	08/15/2016	1,092,070
4,500,000	5.38	08/15/2024	4,680,045
10,750,000	5.50	08/15/2033	11,027,565
Prince Georges County Special Obligation Bonds for National Harbor Project Series 2004 RMKT 09/21/05
1,890,000	4.70	07/01/2015	1,885,275
4,750,000	5.20	07/01/2034	4,738,125
Prince Georges County Special Tax District for Victoria Falls Project Series 2005
1,500,000	5.25	07/01/2035	1,480,110
Westminster Maryland Economic Development RB for Carroll Lutheran Village Series 2004 A
4,000,000	6.25	05/01/2034	4,122,920

			$48,502,516

Massachusetts – 0.7%
Massachusetts Development Finance Agency RB for Eastern Nazarene College Series 1999 (BB+)
$2,235,000	5.63%	04/01/2019	$2,239,090
2,000,000	5.63	04/01/2029	1,955,380
Massachusetts GO Bonds Series 2001 II-R-101 (FSA) (Aaa)(b)
2,500,000	16.04	12/01/2014	3,251,275
Massachusetts Health and Educational Facilities Authority RB for Civic Investments Series 2002 A
3,000,000	9.00	12/15/2015	3,644,460
Massachusetts Health and Educational Facilities Authority RB for Civic Investments Series 2002 B
2,000,000	9.20	12/15/2031	2,321,420
Massachusetts Health and Educational Facilities Authority RB for Saint Memorial Medical Center Series 1993 A (Ba1)
265,000	5.75	10/01/2006	266,474
5,400,000	6.00	10/01/2023	5,431,968
Massachusetts Health and Educational Facilities Authority RB for UMass Memorial Issue Series 2005 D (BBB/Baa2)
3,700,000	5.00	07/01/2033	3,597,103
Massachusetts State Development Finance Agency RB for First Mortgage Brookhaven Series 2005 A (Radian) (AA)
2,975,000	4.50	03/01/2018	2,933,320
Massachusetts State Development Finance Agency RB for Hampshire College Series 2004 (BBB/Baa2)
1,000,000	5.63	10/01/2024	1,054,750
1,000,000	5.70	10/01/2034	1,045,400
Massachusetts State School Building Authority Sales Tax RB Series 2005 A (FSA) (AAA/Aaa)
5,500,000	5.00	08/15/2030	5,680,125

			$33,420,765

Michigan – 0.7%
Flint Michigan Hospital Building Authority RB for Hurley Medical Center Refunding Series 2003 (BBB-/Baa3)
$3,205,000	5.50%	07/01/2008	$3,255,543
Flint Michigan Hospital Building Authority RB for Hurley Medical Center Series 1998 B (Baa3)
1,250,000	5.38	07/01/2028	1,189,413
Michigan State Hospital Finance Authority RB for Chelsea Community Hospital Obligation Series 2005 (BBB)
415,000	5.00	05/15/2025	408,887
400,000	5.00	05/15/2030	390,600
1,000,000	5.00	05/15/2037	969,140
Michigan State Hospital Finance Authority RB for Marquette General Hospital Obligation Group Series 2005 A (Baa1)
1,530,000	5.00	05/15/2026	1,528,026
2,000,000	5.00	05/15/2034	1,955,360
Michigan State Hospital Finance Authority RB Series 2005 (MBIA) (AAA/Aaa)
3,000,000	5.00	11/15/2036	3,073,110
Midland County Economic Development RB for Obligation-Midland Series 2000 B (BB-/B1)
5,000,000	6.75	07/23/2009	5,207,200
Midland County Economic Development RB for Sub-Ltd. Obligation Series 2000 A (AMT) (BB-/B1)
11,150,000	6.88	07/23/2009	11,611,721

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value
Municipal Debt Obligations – (continued)

Michigan – (continued)
Wayne Charter County Special Airport Facilities RB for Northwest Airlines Inc. Series 1995
$3,250,000	6.75%	12/01/2015	$1,744,080
Wayne Charter County Special Airport Facilities RB for Northwest Airlines Inc. Series 1999 (AMT)
8,235,000	6.00	12/01/2029	4,452,500

			$35,785,580

Minnesota – 0.9%
Becker PCRB for Northern States Power Series 2000 A (A-/A2)
$10,000,000	8.50%	04/01/2030	$12,064,600
Duluth Economic Development Authority Health Care Facilities RB for St. Luke’s Hospital Series 2002 (BB)
7,500,000	7.25	06/15/2032	7,883,175
St. Paul Housing and Redevelopment Authority Hospital RB for Healtheast Project Series 2005 (BB+/Baa3)
5,500,000	6.00	11/15/2030	5,871,140
6,000,000	6.00	11/15/2035	6,361,260
St. Paul Housing and Redevelopment Hospital Authority RB for Healtheast Project Series 1993 A (BB+)
4,175,000	6.63	11/01/2017	4,175,000
St. Paul Port Authority Lease RB for Healtheast Midway Campus Series 2003 A (BB)
2,700,000	5.75	05/01/2025	2,706,966
1,400,000	5.88	05/01/2030	1,407,126
St. Paul Port Authority Lease RB for Healtheast Midway Campus Series 2003 B
2,700,000	6.00	05/01/2030	2,738,151

			$43,207,418

Mississippi – 0.2%
Mississippi Business Finance Corp. PCRB for Systems Energy Resources Inc. Project Series 1998 (BBB-/Ba1)
$7,400,000	5.88%	04/01/2022	$7,499,086

Missouri – 0.8%
Kansas City IDA Health Facilities RB for First Mortgage Bishop Spencer Series 2004 A
$2,150,000	5.50%	01/01/2009	$2,168,748
1,000,000	6.25	01/01/2024	1,022,610
2,500,000	6.50	01/01/2035	2,571,725
Kansas City IDA RB for Air Cargo Series 2002 (AMT) (Baa3)
1,295,000	6.25	01/01/2030	1,309,504
Missouri State Development Finance Board Infrastructure Facilities RB for Branson Landing Project Series 2005 A (BBB+/Baa1)
3,230,000	4.75	06/01/2025	3,102,512
15,960,000	5.00	06/01/2035	15,692,989
Missouri State Environmental Improvement & Energy Resource Authority RB for Kansas City Power & Light Series 1993 (BBB/A2)
5,845,000	4.00	01/02/2012	5,797,480
St. Louis IDA MF Hsg. for Vaughn Elderly Apartments Project Series 2004 (AMT)(a)
2,610,000	4.00	12/20/2006	2,623,964
St. Louis IDA MF Hsg. RB for Bluemeyer Elderly Apartments Project Series 2004 (AMT)(a)
6,500,000	3.13	08/20/2006	6,479,265

			$40,768,797

Montana – 0.2%
Forsyth Montana PCRB Refunding Portland General Series 1998 A-RMKT 5/1/03 (BBB+/Baa1)(a)
$10,500,000	5.20%	05/01/2009	$10,895,955

Nevada – 1.6%
Clark County Improvement District No. 142-LOC Special Assessment Series 2003
$1,460,000	5.80%	08/01/2015	$1,498,894
5,000,000	6.10	08/01/2018	5,089,650
4,000,000	6.38	08/01/2023	4,061,080
Clark County Industrial Development RB for Nevada Power Co. Project Series 1995 A (AMT) (B-)
10,380,000	5.60	10/01/2030	10,116,452
Clark County Industrial Development RB for Nevada Power Co. Project Series 1995 B (AMT) (B-)
13,665,000	5.90	10/01/2030	13,668,826
Clark County Industrial Development RB for Nevada Power Co. Project Series 1995 C (B-)
710,000	5.50	10/01/2030	709,979
Clark County Industrial Development RB for Southwest Gas Corp. Project Series 2003 C (BBB-/Baa2)(a)
4,835,000	5.45	03/01/2013	5,054,219
Clark County School District GO Bonds Series 2003 PA 1220 (MBIA) (RITES) (AAA)(b)
4,475,000	11.68	06/15/2012	6,239,761
Henderson Local Improvement Districts No. T-14 Special Assessment Series 2003
1,945,000	5.55	03/01/2017	1,994,870
Henderson Local Improvement Districts No. T-16 Special Assessment Series 2005
620,000	4.50	03/01/2008	626,932
1,060,000	4.90	03/01/2017	1,049,103
1,555,000	5.00	03/01/2020	1,532,219
820,000	5.10	03/01/2022	812,505
3,600,000	5.13	03/01/2025	3,549,420
Henderson Local Improvement Districts No. T-17 Special Assessment Series 2005
1,400,000	5.00	09/01/2025	1,368,794
Las Vegas Local Improvement Bonds Special Assessment District No. 808 Summerlin Area Series 2001
1,140,000	5.70	06/01/2008	1,175,614
1,980,000	6.75	06/01/2021	2,041,736
Las Vegas Local Improvement Bonds Special Assessment for Special Improvement District No. 607 Series 2004
1,335,000	5.90	06/01/2017	1,375,143
1,375,000	5.90	06/01/2018	1,414,353
500,000	6.00	06/01/2019	515,040
5,000,000	6.25	06/01/2024	5,136,250

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Statement of Investments (continued)
October 31, 2005

Principal	Interest	Maturity
Amount	Rate	Date	Value
Municipal Debt Obligations – (continued)

Nevada – (continued)
North Las Vegas Local Improvement Special Assessment for Special Improvement District No. 60-Aliante Series 2003
$990,000	6.13%	12/01/2017	$1,022,066
1,485,000	6.40	12/01/2022	1,533,367
Washoe County Water Facilities RB for Sierra Pacific Power Co. Series 2001 (AMT) (BB/Ba1)(a)
8,000,000	5.00	07/01/2009	7,988,880

			$79,575,153

New Hampshire – 0.0%
New Hampshire Health & Educational Facilities Authority RB for Speare Memorial Hospital Series 2004
$1,000,000	5.50%	07/01/2025	$1,006,370
1,400,000	5.88	07/01/2034	1,423,758

			$2,430,128

New Jersey – 4.3%
New Jersey Economic Development Authority RB for First Mortgage Lions Gate Project Series 2005 A
$825,000	5.00%	01/01/2015	$816,305
710,000	5.75	01/01/2025	720,806
1,230,000	5.88	01/01/2037	1,242,620
New Jersey Economic Development Authority RB for First Mortgage of The Presbyterian Home Series 2001 A
1,500,000	6.25	11/01/2020	1,541,550
New Jersey Economic Development Authority Retirement RB for Seabrook Village Inc. Series 2000 A
2,500,000	8.00	11/15/2015	2,821,875
New Jersey Economic Development Authority Special Facilities RB for Continental Airlines Inc. Project Series 1998 (AMT) (CCC+/Caa2)
7,480,000	5.50	04/01/2028	4,971,956
New Jersey Economic Development Authority Special Facilities RB for Continental Airlines Inc. Project Series 1999 (AMT) (B/Caa2)
7,000,000	6.63	09/15/2012	6,501,530
5,190,000	6.25	09/15/2019	4,400,549
4,060,000	6.40	09/15/2023	3,406,827
10,635,000	6.25	09/15/2029	8,552,667
New Jersey Health Care Facilities Financing Authority RB for Children’s Specialized Hospital Series 2005 A (Baa3)
1,825,000	5.50	07/01/2030	1,879,951
New Jersey Health Care Facilities Financing Authority RB for Palisades Medical Center of New York Healthcare Series 2002 (BBB-/Baa3)
820,000	6.50	07/01/2021	888,855
500,000	6.63	07/01/2031	538,715
New Jersey Health Care Facilities Financing Authority RB for South Jersey Hospital Series 2002 (Baa1)
2,000,000	6.00	07/01/2032	2,103,880
New Jersey Health Care Facilities Financing Authority RB for St. Peters University Hospital Series 2000 A (BBB+/Baa1)
1,500,000	6.88	07/01/2030	1,642,890
New Jersey State Educational Facilities Authority RB for Fairleigh Dickinson Series 2004 C
1,000,000	5.50	07/01/2023	1,034,730
Tobacco Settlement Financing Corp. RB for New Jersey Asset Backed Bonds Series 2002 (BBB/Baa3)
59,970,000	5.75	06/01/2032	62,217,076
21,055,000	6.00	06/01/2037	22,075,325
21,105,000	6.13	06/01/2042	22,189,375
Tobacco Settlement Financing Corp. RB Series 2003 (BBB/Baa3)
7,630,000	6.75	06/01/2039	8,764,962
5,130,000	7.00	06/01/2041	6,011,026
32,345,000	6.25	06/01/2043	36,123,866
Union County Utilities Authority RB for Ogden Martin Series 1998 A (AMBAC) (AMT) (AAA/Aaa)
6,970,000	5.50	06/01/2009	7,324,564
3,625,000	5.50	06/01/2010	3,834,743

			$211,606,643

New Mexico – 0.1%
Farmington PCRB for Public Service Co. San Juan Series 1996 B (BBB/Baa2)
$2,500,000	6.30%	12/01/2016	$2,629,700
Farmington PCRB for Tucson Electric Power Co. San Juan Series 1997 A (B+/Ba1)
3,000,000	6.95	10/01/2020	3,131,220

			$5,760,920

New York – 2.6%
Erie County Tobacco Asset Securitization Corp. RB for Asset Backed Bonds Series 2005 A (BBB)
$13,875,000	5.00%	06/01/2045	$13,105,076
Metropolitan Transportation Authority RB Series 2002 PA 1027 (RITES) (AMBAC)(b)
5,000,000	7.57	11/15/2015	5,988,700
Monroe County Industrial Development Agency Civic Facilities RB for Highland Hospital of Rochester Series 2005 (BBB+/Baa1)
1,300,000	5.00	08/01/2022	1,318,941
Nassau County IDA Civic Facility RB for North Shore Health System Project Series 2001 A (A3)
400,000	6.25	11/01/2021	429,044
Nassau County IDA Civic Facility RB for North Shore Health System Project Series 2001 B (A3)
1,135,000	5.88	11/01/2011	1,198,254
Nassau County IDA Civic Facility RB for North Shore Health System Project Series 2001 C (A3)
720,000	5.63	11/01/2010	751,154
Nassau County IDA Civic Facility RB for North Shore Health System Project Series 2001 D (A3)
1,000,000	5.63	11/01/2009	1,059,060
New York City IDA Civic Facility RB for Polytechnical University Project Series 2000 (BB+/Ba3)
150,000	5.20	11/01/2007	149,076
2,000,000	6.00	11/01/2020	1,987,180

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value
Municipal Debt Obligations – (continued)

New York – (continued)
New York City IDA Civic Facility RB for Staten Island University Hospital Series 2000 (B2)
$1,010,000	6.38%	07/01/2031	$1,022,393
New York City IDA Special Facilities RB for British Airways PLC Project Series 1998 (AMT) (BB-/Ba2)
4,135,000	5.25	12/01/2032	3,535,218
New York City IDA Special Facilities RB for Continental Airlines Inc. Series 2003 (AMT) (CCC+)
2,265,000	7.25	11/01/2008	2,235,759
4,055,000	8.00	11/01/2012	3,894,909
2,685,000	8.38 (a)	11/01/2012	2,571,639
New York City Industrial Development Agency Civic Facilities RB for Staten Island University Hospital Series 2002 PJ-C (B2)
1,485,000	6.45	07/01/2032	1,508,210
New York City Transitional Finance Authority RB Series 2002 R PA 1043 (RITES) (AAA)(b)
8,000,000	7.57	11/01/2026	9,365,600
New York Convention Center Operating Corp. COPS for Yale Building Acquisition Project Series 2003
4,000,000	5.25	06/01/2008	4,038,160
New York GO Bonds Series 2003 A (A+/A1)
4,000,000	5.00	08/01/2012	4,239,040
New York GO Bonds Series 2003 D (A+/A1)
6,520,000	5.25	10/15/2018	6,924,175
New York GO Bonds Series 2005 M (A+/A1)
7,980,000	5.00	04/01/2025	8,196,737
New York State Dormitory Authority RB for New York Methodist Hospital Series 2004 (A3)
1,000,000	5.25	07/01/2024	1,036,540
New York State Dormitory Authority RB for North Shore Long Island Jewish Group Series 2003 (A3)
6,620,000	5.00	05/01/2018	6,828,596
New York State Energy Research & Development Authority Gas Facilities RB for Brooklyn Union Gas/Keyspan Series 2005 A (AMT) (FGIC) (AAA/Aaa)
3,725,000	4.70	02/01/2024	3,715,687
New York State Environmental Facilities Corp. PCRB Series 2004 PA 1261 (MBIA) (RITES)(b)
5,465,000	13.71	06/15/2011	8,028,085
New York State Urban Development Corp. RB for Correctional & Youth Facilities Services Series 2003 PA 1218 (RITES)(b)
3,625,000	10.33	01/01/2009	4,333,035
Rockland Tobacco Asset Securitization Corp. Asset Backed RB Subseries 2005 C(f)
135,000,000	0.00	08/15/2060	2,242,350
Saratoga County IDA Civic Facility RB for Saratoga Hospital Project Series 2004 A (BBB+)
975,000	5.00	12/01/2008	1,005,508
1,205,000	5.00	12/01/2012	1,257,454
300,000	5.00	12/01/2014	310,614
Tobacco Settlement Financing Corp. RB for New York Asset Backed Bonds Series A/1 (AA-/A2)
18,160,000	5.50	06/01/2018	19,633,866
Westchester County Healthcare Corp. RB for Senior Lien Series 2000 A (B/Ba2)
4,000,000	5.88	11/01/2025	3,952,880
Yonkers IDA Civic Facility RB for St. Joseph Hospital Yonkers Series 1998 A
500,000	6.15	03/01/2015	453,660
Yonkers IDA Civic Facility RB for St. Joseph Hospital Yonkers Series 1998 C
750,000	6.15	03/01/2015	680,490
800,000	6.20	03/01/2020	703,680

			$127,700,770

North Carolina – 1.2%
Charlotte Special Facilities RB for Charlotte/Douglas International US Airways Airport Series 1998 (AMT)(e)
$6,760,000	5.60%	07/01/2027	$4,487,829
Charlotte Special Facilities RB for Douglas International Airport US Airways Series 2000 (AMT)(e)
3,000,000	7.75	02/01/2028	2,622,360
Gaston County Industrial Facilities & Pollution Control Financing Authority RB for National Gypsum Co. Project Series 2005 (AMT)
11,000,000	5.75	08/01/2035	11,319,110
North Carolina Eastern Municipal Power Agency Power System RB Series 2003 C (BBB/Baa2)
6,495,000	5.38	01/01/2016	6,822,997
4,850,000	5.38	01/01/2017	5,079,842
North Carolina Eastern Municipal Power Agency Power System RB Series 2003 D (BBB/Baa2)
3,400,000	5.13	01/01/2023	3,478,472
North Carolina Medical Care Community Hospital RB for Maria Parham Medical Center Series 2003 (Radian) (AA)
2,505,000	5.50	10/01/2013	2,699,463
1,590,000	5.50	10/01/2017	1,685,018
North Carolina Medical Care Community Retirement Facilities RB 1st Mortgage for Givens Estates Project Series 2003 A
3,000,000	6.50	07/01/2032	3,150,270
North Carolina Medical Care Community Retirement Facilities RB Refunding 1st Mortgage for United Church Project Series 2005 A
2,750,000	5.25	09/01/2021	2,747,113
North Carolina Medical Care Community Retirement Facilities RB Refunding 1st Mortgage for United Church Project Series 2005 B(a)
1,500,000	4.30	09/01/2008	1,494,000
North Carolina Medical Care Community Retirement Facilities RB Refunding 1st Mortgage for United Methodist Church Series 2005 C
1,000,000	5.25	10/01/2024	998,220
1,600,000	5.50	10/01/2032	1,608,192
North Carolina Municipal Power Agency No. 1 Catawba Electric RB Series 1998 A (MBIA) (AAA/Aaa)
1,000,000	5.50	01/01/2014	1,104,980

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Statement of Investments (continued)
October 31, 2005

Principal	Interest	Maturity
Amount	Rate	Date	Value
Municipal Debt Obligations – (continued)

North Carolina – (continued)
North Carolina Municipal Power Agency No. 1 Catawba Electric RB Series 1999 B (BBB+/A3)
$1,750,000	6.38%	01/01/2013	$1,921,885
5,000,000	6.50	01/01/2020	5,520,900
North Carolina Municipal Power Agency No. 1 Catawba Electric RB Series 2003 A (BBB+/A3)
2,550,000	5.50	01/01/2013	2,749,767

			$59,490,418

Ohio – 1.4%
Cleveland Airport Special RB for Continental Airlines Inc. Series 1998 (AMT) (B-/Caa2)
$24,965,000	5.38%	09/15/2027	$17,921,125
Cleveland Airport Special RB for Continental Airlines Inc. Series 1999 (AMT) (B-/Caa2)
3,925,000	5.50	12/01/2008	3,809,330
19,140,000	5.70	12/01/2019	15,397,939
Coshocton County Environmental RB Refunding for Smurfit Stone Container Series 2005 (B)
2,000,000	5.13	08/01/2013	1,924,840
Cuyahoga County Health Care Facilities RB Refunding for Benjamin Rose Institute Project Series 1998 (BBB-)(c)
5,600,000	5.50	12/01/2008	5,982,262
Cuyahoga County Port Authority RB for Columbia National Series 2005 D (AMT)
820,000	5.00	05/15/2020	794,465
Ohio Water Development Authority PCRB for Cleveland Electric Series 1998 A (BBB-/Baa2)(a)
16,255,000	3.75	10/01/2008	16,214,688
Ohio Water Development Authority PCRB RMKT Refunding for Economic Development Series 2005 (BBB+/Baa1)(a)
5,000,000	3.35	06/01/2006	4,983,500
Pinnacle Community Infrastructure Financing Authority RB for Ohio Facilities Series 2004 A
2,500,000	6.25	12/01/2036	2,609,625

			$69,637,774

Oklahoma – 2.0%
Langston Economic Development Authority RB Series 2005 (ACA)(a)
$1,150,000	4.50%	05/01/2020	$1,113,096
Oklahoma Development Finance Authority RB for Hillcrest Healthcare Systems Series 1999 A (AAA/Aaa)(c)
18,240,000	5.63	08/15/2009	19,774,714
Tulsa Municipal Airport Trust RB for American Airlines Series 2000 B (AMT) (B-/Caa2)(a)
16,100,000	6.00	12/01/2008	15,302,406
Tulsa Municipal Airport Trust RB for American Airlines Series 2001 A (AMT) (B-/Caa2)(a)
2,850,000	5.38	12/01/2006	2,781,372
Tulsa Municipal Airport Trust RB for American Airlines Series 2001 B (AMT) (B-/Caa2)(a)
27,675,000	5.65	12/01/2008	26,043,559
Tulsa Municipal Airport Trust RB for American Airlines-AMR Corp. Series 1992 (B-/Caa2)
290,000	7.35	12/01/2011	281,529
Tulsa Municipal Airport Trust RB VRDN Refunding Series 2000 A RMKT 12/1/04 (AMT) (B-/Caa2)(a)
35,500,000	7.75	12/01/2014	35,499,290

			$100,795,966

Oregon – 0.1%
Oregon State Economic Development RB for Georgia Pacific Corp. Series 1995 CLVII (AMT) (BB+/Ba2)
$195,000	6.35%	08/01/2025	$195,261
Oregon State Facilities Authority RB for Linfield College Project Series 2005 A (Baa1)
1,000,000	5.00	10/01/2025	1,012,440
Portland Multifamily RB for Pacific Tower Series 2001 C (AMT)
2,635,000	7.00	12/01/2034	2,638,900

			$3,846,601

Pennsylvania – 4.3%
Allegheny County Airport RB for Pittsburgh International Airport Series 1997 A-1 (MBIA) (AMT) (AAA/Aaa)
$2,000,000	5.75%	01/01/2009	$2,111,360
Allegheny County Hospital Development Authority RB for Health Systems Series 2000 B (B/B1)
210,000	9.25	11/15/2015	250,366
16,460,000	9.25	11/15/2022	19,543,123
14,540,000	9.25	11/15/2030	17,198,057
Allegheny County Hospital Development Authority RB for Ohio Valley General Hospital Project Series 2005 A (Baa2)
2,300,000	5.00	04/01/2025	2,271,756
3,000,000	5.13	04/01/2035	2,979,570
Allegheny County Redevelopment Authority for Pittsburgh Mills Project Series 2004
1,000,000	5.10	07/01/2014	1,022,050
2,000,000	5.60	07/01/2023	2,076,300
Bristol Borough School District GO Series 2005 (FSA) (AAA)
1,100,000	5.25	03/01/2025	1,183,886
Chester County Health & Education RB for Jenners Pond Inc. Project Series 2002
3,000,000	7.63	07/01/2034	3,337,410
Chester Economic Development Authority RB GTD Series 2004
8,640,000	7.00	03/01/2019	9,431,856
Cumberland County IDA RB for Beverly Enterprises Inc. Series 1998
1,290,000	5.50	10/01/2008	1,290,774
Cumberland County Municipal Authority Retirement Community RB for Wesley Affiliated Services Series 2002 A
5,000,000	7.25	01/01/2035	5,334,650
Delaware County IDA RB Refunding for Residential Recovery Facilities Series 1997 A (BB+/Ba2)
18,445,000	6.10	07/01/2013	19,259,347

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value
Municipal Debt Obligations – (continued)

Pennsylvania – (continued)
Gettysburg Area IDA RB for Beverly Enterprises Project Series 2000
$2,000,000	7.50%	07/01/2011	$2,010,360
Lehigh County General Purpose Authority RB for Saint Lukes Bethlehem Hospital Series 2003 (BBB/Baa2)
11,500,000	5.38	08/15/2033	11,700,100
Montgomery County Higher Education & Health Authority RB for Catholic Health Systems East Series 2004 C (A/A1)
1,550,000	5.38	11/15/2034	1,614,682
Montgomery County IDA RB for Whitemarsh Continued Care Project Series 2005
1,720,000	5.13	02/01/2012	1,737,097
1,775,000	5.30	02/01/2013	1,798,146
2,000,000	6.13	02/01/2028	2,058,840
New Morgan IDA Solid Waste Disposal RB for New Morgan Landfill Co. Inc. Project Series 1994 (AMT) (BB-/Caa1)
8,115,000	6.50	04/01/2019	8,153,546
Pennsylvania Economic Development Financing Authority Exempt Facilities RB for Amtrak Project Series 2001 A (AMT) (BBB/A3)
9,500,000	6.38	11/01/2041	10,136,690
Pennsylvania Economic Development Financing Authority Exempt Facilities RB for Reliant Energy Series 2002 A (AMT) (B1)
5,500,000	6.75	12/01/2036	5,880,930
Pennsylvania Economic Development Financing Authority Exempt Facilities RB for Reliant Energy Series 2002 B Converted 12/22/04 (AMT) (B1)
36,500,000	6.75	12/01/2036	39,027,990
Pennsylvania Economic Development Financing Authority Exempt Facilities RB for Reliant Energy Series 2003 A (AMT) (B1)
2,000,000	6.75	12/01/2036	2,138,520
Pennsylvania Economic Development Financing Authority Exempt Facilities RB for Reliant Energy Seward Series 2001 A (AMT) (B1)
7,500,000	6.75	12/01/2036	8,019,450
Pennsylvania Economic Development Financing Authority Exempt Facilities RB RMKT for Shippingport Project Series 2002 A (AMT) (BBB-/Baa3)(a)
5,000,000	4.35	06/01/2010	4,892,750
Pennsylvania State Higher Educational Facilities Authority RB for Philadelphia University Series 2004 A (BBB/Baa2)
3,000,000	5.13	06/01/2025	3,023,700
1,950,000	5.25	06/01/2032	1,968,681
Pennsylvania State Public School Building Authority RB for Montgomery County Community College Project Series 2005 (AMBAC) (Aaa)
1,410,000	5.00	05/01/2024	1,473,958
675,000	5.00	05/01/2025	704,025
Philadelphia Gas Works RB Eighteenth Series 2004 (CIFG) (AAA/Aaa)
3,195,000	5.00	08/01/2014	3,397,084
3,350,000	5.00	08/01/2015	3,541,720
Scranton Lackawanna Health & Welfare Authority RB for Moses Taylor Hospital Project Series 1997 (B-)
500,000	6.15	07/01/2014	452,640
4,825,000	6.20	07/01/2017	4,238,183
6,155,000	6.25	07/01/2020	5,341,186
St. Mary Hospital Authority RB Refunding for Catholic Health East Series 2004 B (A/A1)
2,275,000	5.38	11/15/2034	2,364,862

			$212,965,645

Puerto Rico – 1.8%
Children’s Trust Fund RB Refunding for Tobacco Settlement Asset Backed Bonds Series 2005 B (BB)(f)
$56,000,000	0.00%	05/15/2055	$1,840,720
Children’s Trust Fund RB Refunding Tobacco Settlement Series 2005 (BBB-)(f)
77,700,000	0.00	05/15/2050	4,794,867
Childrens Trust Fund RB for Tobacco Settlement Series 2000 II-R-39 (RITES) (Aa3)(b)(c)
3,115,000	8.64	07/01/2010	3,482,446
Puerto Rico Commonwealth GO Bonds Series 2003 PA 1138R (MBIA) (RITES) (AAA)(b)
7,500,000	6.61	07/01/2008	8,179,050
Puerto Rico Commonwealth Infrastructure Financing Authority RB Series 2005 B (BBB+/Baa2)
13,000,000	5.00	07/01/2041	13,088,270
Puerto Rico Electric Power Authority RB Series 2005 RR (FGIC) (AAA/Aaa)
48,925,000	5.00	07/01/2035	50,782,682
Puerto Rico Industrial Medical & Environmental PCRB Financing Authority Special Facilities for American Airlines Series 1985 A (CCC/Caa2)
5,400,000	6.45	12/01/2025	3,770,982
Puerto Rico Public Finance Corp. RB for Residential Certificates Series 2001 520 (MBIA) (Aaa)(b)
3,225,000	10.68	08/01/2016	4,212,914

			$90,151,931

Rhode Island – 0.9%
Providence Redevelopment Agency RB Refunding for Public Safety Building Project Series 2005 A (AMBAC) (AAA/Aaa)
$1,825,000	5.00%	04/01/2025	$1,884,404
3,605,000	5.00	04/01/2026	3,716,791
2,785,000	5.00	04/01/2027	2,869,218
Rhode Island State Health & Educational Building Corp. RB for Hospital Financing Series 2003 A (BBB/Baa2)
2,840,000	6.00	09/15/2033	2,907,933
Tobacco Settlement Financing Corp. RB for Rhode Island Asset Backed Bonds Series 2002 A (BBB/Baa3)
4,955,000	6.00	06/01/2023	5,203,592
7,500,000	6.13	06/01/2032	7,906,725
20,340,000	6.25	06/01/2042	21,525,212

			$46,013,875

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Statement of Investments (continued)
October 31, 2005

Principal	Interest	Maturity
Amount	Rate	Date	Value
Municipal Debt Obligations – (continued)

South Carolina – 1.7%
Connector 2000 Association, Inc. Toll Road RB for Capital Appreciation Series 1998 B (B-)(f)
$15,000,000	0.00%	01/01/2033	$1,391,550
Greenville County Airport RB for Donaldson Industrial Air Park Project Series 2001 (AMT) (Baa3)
4,300,000	6.13	10/01/2017	4,499,563
Lancaster County Assessment RB for Edgewater Improvement Direct Series 2003 A
980,000	6.88	11/01/2035	1,004,294
Lancaster County Assessment RB for Edgewater Improvement Direct Series 2003 B
1,376,000	6.13	11/01/2014	1,386,279
Medical University Hospital Authority RB Series 2002 A (AAA)(c)
3,000,000	6.50	08/15/2012	3,482,070
South Carolina Jobs Economic Development Authority RB for Palmetto Health Alliance Series 2000 A(c)
8,750,000	7.13	12/15/2010	10,284,400
South Carolina Jobs Economic Development Authority RB for Palmetto Health Alliance Series 2000 A (BBB+/Baa1)
10,000,000	6.25	08/01/2031	10,773,600
Tobacco Settlement Management Authority RB Series 2001 B (BBB/Baa3)
2,225,000	6.00	05/15/2022	2,332,245
35,695,000	6.38	05/15/2028	37,912,730
York County Industrial RB Exempt Facility Hoechst Celanese Series 1994 (AMT) (B-/B2)
11,430,000	5.70	01/01/2024	11,061,040

			$84,127,771

Tennessee – 0.8%
Chattanooga Health, Educational & Housing Facilities Board RB for CDFI Phase I LLC Project Series 2005 A
$5,000,000	5.00%	10/01/2025	$4,845,900
9,750,000	5.13	10/01/2035	9,423,960
Elizabethton Health and Educational Facilities Board RB Series 2001 PA 813 (RITES)(b)
6,000,000	12.23	07/01/2033	8,148,120
Johnson City Health and Educational Board Retirement Facilities RB for Appalachian Christian Village Project Series 2004 A
1,000,000	6.25	02/15/2032	1,005,280
Shelby County Health Educational & Housing Facilities Board Hospital RB for Methodist Healthcare Prerefunded Series 2002 (A3)(c)
935,000	6.00	09/01/2012	1,061,234
Shelby County Health Educational & Housing Facilities Board Hospital RB for Methodist Healthcare Refunded Balance Series 2002 (A3)(c)
1,565,000	6.00	09/01/2012	1,776,291
Shelby County Health Educational & Housing Facilities Board RB PA 1277 A (RITES) (AA)(a)(b)
9,190,000	9.78	10/01/2008	10,496,083
Shelby County Health Educational & Housing Facilities Board RB PA 1277 B (RITES) (AA)(b)
1,310,000	9.78	09/01/2008	1,491,042

			$38,247,910

Texas – 7.2%
Alliance Airport Authority Inc. Special Facilities RB for American Airlines Inc. Project Series 1991 (AMT) (CCC/Caa2)
$13,990,000	7.00%	12/01/2011	$12,041,473
44,895,000	7.50	12/01/2029	33,691,453
Bexar County Health Facilities Development Corp. RB for Army Retirement Residence Project Series 2002 (BBB-)
1,200,000	6.13	07/01/2022	1,260,108
1,000,000	6.30	07/01/2032	1,056,480
Brazos River Authority PCRB for Texas Utility Co. Series 1999 A (AMT) (BBB-/Baa2)
10,500,000	7.70	04/01/2033	12,422,865
Brazos River Authority PCRB for TXU Electric Co. Project Series 1999 C (AMT) (BBB-/Baa2)
6,800,000	7.70	03/01/2032	8,057,456
Brazos River Authority PCRB for TXU Electric Co. Project Series 2001 C (AMT) (BBB-/Baa2)(a)
21,940,000	5.75	11/01/2011	23,171,492
Brazos River Authority PCRB for TXU Energy Co. LLC Project Series 2003 C (AMT) (BBB-/Baa2)
1,435,000	6.75	10/01/2038	1,574,826
Brazos River Authority PCRB for TXU Energy Co. LLC Project Series 2003 D (BBB-/Baa2)(a)
3,025,000	5.40	10/01/2014	3,176,764
Brazos River Authority RB for Reliant Energy Inc. Project Series 1999 A (BBB-/Ba1)
6,250,000	5.38	04/01/2019	6,358,813
Brazos River Authority RB for Reliant Energy Inc. Project Series 1999 B (BBB-)
10,000,000	7.75	12/01/2018	11,007,900
Dallas County Flood Control District GO Bonds Series 2002(d)
6,000,000	7.25	04/01/2032	6,358,020
Dallas Fort Worth International Airport Facility Improvement Corp. RB for American Airlines Inc. Series 1992 (AMT) (CCC/Caa2)
1,885,000	7.25	11/01/2030	1,367,436
Dallas Fort Worth International Airport Facility Improvement Corp. RB for American Airlines Inc. Series 1995 (CCC/Caa2)
37,950,000	6.00	11/01/2014	29,079,567
Dallas Fort Worth International Airport Facility Improvement Corp. RB for American Airlines Inc. Series 1995 (AMT) (CCC/Caa2)
37,550,000	6.38	05/01/2035	24,461,947
Dallas Fort Worth International Airport Facility Improvement Corp. RB Refunding for American Airlines Inc. Series 2000 B (AMT) (CCC/Caa2)(a)
13,170,000	6.05	11/01/2005	13,170,000

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value
Municipal Debt Obligations – (continued)

Texas – (continued)
Dallas Fort Worth International Airport Facility Improvement Corp. RB Refunding for American Airlines Inc. Series 2000 C (AMT) (CCC/Caa2)(a)
$15,860,000	6.15%	11/01/2007	$14,980,087
Dallas Fort Worth International Airport RB Series 2003 A (AMBAC) (AMT) (AAA/Aaa)
1,725,000	5.00	11/01/2032	1,731,762
Dallas-Fort Worth International Airport Facilities Improvement Corp. RB RMKT Refunding Series 2000 Subseries A-1 (AMT) (CCC/Caa2)(a)
5,620,000	8.50	05/01/2008	5,540,084
Dallas-Fort Worth International Airport Facilities Improvement Corp. RB RMKT Refunding Series 2000 Subseries A-2 (AMT) (CCC/Caa2)(a)
4,000,000	9.00	05/01/2015	3,745,800
Dallas-Fort Worth International Airport Facilities Improvement Corp. RB RMKT Refunding Series 2000 Subseries A-3 (AMT) (CCC/Caa2)
20,000,000	9.13	05/01/2029	18,276,200
Georgetown Health Facilities Development Corp. RB for Georgetown Hospital Healthcare System Series 1999 (BB)
3,000,000	6.25	08/15/2029	3,031,290
Gulf Coast Waste Disposal Authority Texwaste Disposal RB for Valero Energy Corp. Project Series 2001 (AMT) (BBB-/Baa3)
1,500,000	6.65	04/01/2032	1,623,720
Harris County Health Facilities Development Corp. Hospital RB for Memorial Hermann Healthcare System Series 2004 A (A/A2)
2,595,000	5.00	12/01/2020	2,669,295
435,000	5.00	12/01/2021	445,505
1,000,000	5.13	12/01/2022	1,028,840
1,000,000	5.13	12/01/2023	1,025,870
Houston Airport System Special Facilities RB for Continental Airlines Series 1998 B (AMT) (B-/Caa2)
1,000,000	5.70	07/15/2029	741,190
Houston Airport System Special Facilities RB for Continental Airlines Series 2001 E (AMT) (B-/Caa2)
3,400,000	6.75	07/01/2021	2,990,470
21,440,000	6.75	07/01/2029	18,375,795
Houston Health Facilities Development Corp. Retirement Facility RB for Buckingham Senior Living Community Series 2004 A
1,500,000	7.13	02/15/2034	1,623,345
Houston Texas GO Bonds Rols RR II Series 2003 R 242 (MBIA) (AAA)(b)
6,455,000	11.40	03/01/2010	7,975,282
Matagorda County Navigation District No. 1 RB for Reliant Energy Project Series 1999 B (AMT) (BBB-/Ba1)
11,000,000	5.95	05/01/2030	11,285,120
Metropolitan Health Facilities Development Corp. RB for Wilson N. Jones Memorial Hospital Project Series 2001 (B1)
4,200,000	7.20	01/01/2021	4,270,182
5,000,000	7.25	01/01/2031	5,066,050
Port Corpus Christi Authority RB for Celanese Project Series 2002 B (AMT) (B-/B2)
8,500,000	6.70	11/01/2030	9,089,220
Red River Authority PCRB for Celanese Project Series 2002 B (AMT) (B-/B2)
4,500,000	6.70	11/01/2030	4,811,940
Red River Authority PCRB for Hoechst Celanese Corp. Project Series 1994 (B-/B2)
3,000,000	5.20	05/01/2007	3,000,030
Sabine River Authority PCRB for TXU Energy Co. LLC Project Series 2003 B (BBB-/Baa2)
3,000,000	6.15	08/01/2022	3,264,270
Sabine River Authority PCRB VRDN for TXU Electric Co. Project Series 2001 A (BBB-/Baa2)(a)
16,000,000	5.50	11/01/2011	16,844,000
Tom Green County Health Facilities Development Corp. Hospital RB for Shannon Health Systems Project Series 2001 (Baa3)
2,000,000	6.75	05/15/2021	2,156,320
Tomball Hospital Authority RB Refunding Series 2005 (Baa3)
8,650,000	5.00	07/01/2020	8,627,769
9,250,000	5.00	07/01/2023	9,161,940
Travis County Health Facilities Development Corp. Retirement Facilities RB for Querencia Barton Creek Project Series 2005
1,600,000	5.65	11/15/2035	1,548,016
Weslaco Health Facilities RB for Knapp Medical Center Project Series 2002 (BBB+)
4,395,000	6.00	06/01/2017	4,714,868

			$357,900,860

U.S. Virgin Islands – 0.2%
Virgin Islands Public Finance Authority RB for Senior Lien Matching Fund Loan Note Series 2004 A (BBB)
$2,225,000	5.00%	10/01/2010	$2,329,308
1,045,000	5.00	10/01/2012	1,099,779
1,000,000	5.00	10/01/2014	1,055,120
1,250,000	5.25	10/01/2016	1,325,687
1,000,000	5.25	10/01/2018	1,053,770
1,000,000	5.25	10/01/2019	1,053,020
1,720,000	5.25	10/01/2020	1,804,762
1,000,000	5.25	10/01/2021	1,046,290
500,000	5.25	10/01/2022	521,660
500,000	5.25	10/01/2023	520,180

			$11,809,576

Utah – 0.1%
Tooele County Hazardous Waste Treatment RB for Union Pacific Project Series 1992 A (AMT) (BBB/Baa2)
$6,350,000	5.70%	11/01/2026	$6,586,157

Virginia – 0.9%
Amelia County IDA Solid Waste Disposal VRDN RB Refunding for Waste Management Project Series 2002 (AMT) (BBB)(a)
$3,000,000	4.05%	04/01/2008	$3,003,330

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Statement of Investments (continued)
October 31, 2005

Principal	Interest	Maturity
Amount	Rate	Date	Value
Municipal Debt Obligations – (continued)

Virginia – (continued)
Bedford County IDA RB for Nekoosa Packaging Corp. Project Series 1998 (AMT) (Ba2)
$320,000	5.60%	12/01/2025	$319,779
Celebrate North Community Development Authority Special Assessment Project Series 2003 B
5,000,000	6.75	03/01/2034	5,129,100
Chesapeake IDA PCRB for Virginia Project Series 1985 (BBB+/A3)
3,250,000	5.25	02/01/2008	3,281,850
Goochland County IDA RB for Nekoosa Packaging Corp. Series 1998 (AMT) (Ba2)
560,000	5.65	12/01/2025	559,132
Henrico County IDA RB for Solid Waste Browning Ferris Project Series 1995 (AMT) (BB-/Caa1)(a)
3,500,000	5.30	12/01/2005	3,501,715
Henrico County IDA RB for Solid Waste Browning Series 1997 A (AMT) (BB-/Caa1)
3,750,000	5.88	03/01/2017	3,690,938
James City County Economic Development Authority Residential Care Facilities RB for Williamsburg Landing Series 2005 A
750,000	5.35	09/01/2026	741,555
750,000	5.50	09/01/2034	740,573
Loudoun County IDA Hospital RB for Loudoun Hospital Center Series 2002 A(c)
1,000,000	6.10	06/01/2012	1,141,150
Loudoun County IDA Residential Care Facility RB for Falcons Landing Series 2004 A
2,750,000	6.00	08/01/2024	2,833,435
Norfolk Redevelopment & Housing Authority RB for First Mortgage Retirement Community Series 2004 A
500,000	6.00	01/01/2025	501,850
1,100,000	6.13	01/01/2035	1,099,043
Pocahontas Parkway Association Toll Road RB Senior Series 1998 A (BB-/Ba3)
10,505,000	5.50	08/15/2028	10,791,576
Virginia Beach Development Authority Residential Care Facilities Mortgage RB Refunding for Westminster-Canterbury Series 2005
1,000,000	5.00	11/01/2022	988,690
1,000,000	5.25	11/01/2026	1,005,000
1,000,000	5.38	11/01/2032	1,003,950
Winchester IDA Residential Care Facilities RB for Westminster Canterbury Series 2005 A
1,000,000	5.20	01/01/2027	998,800
1,000,000	5.30	01/01/2035	995,070

			$42,326,536

Washington – 1.1%
King County GO Bonds for Sewer Improvements Series 2005 (FGIC) (AAA/Aaa)
$31,110,000	5.00%	01/01/2035	$31,959,614
Skagit County Public Hospital District No. 1 RB for Skagit Valley Hospital Series 2005 (Baa3)
600,000	5.50	12/01/2015	634,680
1,175,000	5.38	12/01/2022	1,208,440
1,500,000	5.50	12/01/2030	1,543,005
Tobacco Settlement Authority RB for Asset Backed Bonds Series 2002 (BBB/Baa3)
9,805,000	6.50	06/01/2026	10,614,109
Washington Health Care Facilities Authority RB for Overlake Hospital Medical Center Series 2005 A (AAA/Aa1)
3,035,000	5.00	07/01/2015	3,238,436
3,410,000	5.00	07/01/2016	3,588,616

			$52,786,900

West Virginia – 0.6%
Monongalia County Building Community Hospital RB for Monongalia General Hospital Series 2005 A (A-)
$10,000,000	5.25%	07/01/2020	$10,320,500
10,000,000	5.25	07/01/2025	10,166,000
10,000,000	5.25	07/01/2035	9,999,300

			$30,485,800

Wisconsin – 0.7%
Badger Tobacco Asset Securitization Corp. RB Asset Backed Bonds Series 2002 (BBB/Baa3)
$2,185,000	6.13%	06/01/2027	$2,305,983
16,250,000	6.38	06/01/2032	17,262,538
Wisconsin Health & Educational Facilities Authority RB for Aurora Health Care Series 1999 B (BBB+)
1,500,000	5.63	02/15/2020	1,525,800
Wisconsin Health & Educational Facilities Authority RB for Beaver Dam Community Hospitals Inc. Series 2004 A
2,500,000	6.75	08/15/2034	2,623,500
Wisconsin Health & Educational Facilities Authority RB for Fort Healthcare Inc. Project Series 2004 (BBB+)
3,000,000	5.75	05/01/2029	3,105,900
2,750,000	6.10	05/01/2034	2,927,925
Wisconsin Health & Educational Facilities Authority RB for Vernon Memorial Healthcare, Inc. Project Series 2005 (BBB-)
3,000,000	5.10	03/01/2025	2,927,760
2,800,000	5.25	03/01/2035	2,734,284

			$35,413,690

Wyoming – 0.1%
Converse County RB for Memorial Hospital Project Series 2000(c)
$3,605,000	9.00%	12/01/2010	$4,513,784

TOTAL MUNICIPAL DEBT OBLIGATIONS
(Cost $4,555,111,220)			$4,725,508,646

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value
Other Municipals – 2.3%

Charter Mac Equity Issuer Trust Series 2004 A-4-1 (A3)(a)(d)
$9,000,000	5.75%	04/30/2015	$9,477,990
GMAC Municipal Mortgage Trust (A3)(a)(d)
7,500,000	4.80	04/30/2015	7,387,725
GMAC Municipal Mortgage Trust (Baa1)(a)(d)
5,000,000	5.50	04/30/2025	4,941,100
GMAC Municipal Mortgage Trust (Baa2)(a)(d)
9,500,000	5.70	04/30/2025	9,444,710
GMAC Municipal Mortgage Trust Series A (A3)(a)(d)
6,475,000	4.15	10/31/2009	6,411,610
GMAC Municipal Mortgage Trust Series A-1 (A3)(a)(d)
9,625,000	4.90	10/31/2014	9,611,140
GMAC Municipal Mortgage Trust Series A-2 (A3)(a)(d)
16,650,000	5.30	10/31/2019	16,764,552
GMAC Municipal Mortgage Trust Series B (Baa1)(a)(d)
17,150,000	5.60	10/31/2019	17,433,146
Municipal Mortgage & Equity LLC Tax-Exempt Special Purpose Entity Series A-2 (A3)(a)(d)
6,000,000	4.90	09/30/2014	5,948,520
Municipal Mortgage & Equity LLC Tax-Exempt Special Purpose Entity Series B-2 (Baa2)(a)(d)
4,000,000	5.20	09/30/2014	3,982,920
Municipal Mortgage & Equity LLC Tax-Exempt Special Purpose Entity Series C (Baa2)(a)(d)
5,000,000	4.70	09/30/2009	4,947,150
Municipal Mortgage & Equity LLC Tax-Exempt Special Purpose Entity Series C-1 (Baa2)(a)(d)
3,000,000	5.40	09/30/2014	3,016,680
Municipal Mortgage & Equity LLC Tax-Exempt Special Purpose Entity Series C-2 (Baa2)(a)(d)
3,000,000	5.80	09/30/2019	2,963,220
Tax Exempt Municipal Infrastructure Improvement Trust Certificates RB Series 2005 A Class A (A1)(d)
8,750,000	4.05	05/04/2010	8,717,712

TOTAL OTHER MUNICIPALS
(Cost $111,059,074)			$111,048,175

Short Term Investments – 0.1%

Texas – 0.1%
Gulf Coast Waste Disposal Authority Environmental Facilities RB VRDN for Exxonmobil Project Series 2003 (AMT) (A-1+)(g)
$2,200,000	2.81%	11/01/2005	$2,200,000
Lower Neches Valley Authority Industrial Development Corp. Exempt Facilities RB VRDN for Mobil Oil Refining Corp. Project Series 1999 (AMT) (A-1+/P-1) (g)
4,100,000	2.81	11/01/2005	4,100,000

			$6,300,000

TOTAL SHORT TERM INVESTMENTS
(Cost $6,300,000)			$6,300,000

TOTAL INVESTMENTS – 98.0%
(Cost $4,672,470,294)			$4,842,856,821

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Securities with “Put” features with resetting interest rates. Maturity dates disclosed are the next interest reset dates.

(b)	Inverse variable rate security. Coupon rate disclosed is that which is in effect at October 31, 2005.

(c)	Prerefunded security. Maturity date disclosed is prerefunding date.

(d)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $121,374,955, which represents approximately 2.5% of net assets as of October 31, 2005.

(e)	Security is currently in default.

(f)	Security issued with a zero coupon. Income is recognized through the accretion of discount.

(g)	Variable rate security. Interest rate disclosed is that which is in effect at October 31, 2005.

Security ratings disclosed, if any, are issued by Standard & Poor’s/Moody’s Investors Service/Fitch and are unaudited. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Statement of Investments (continued)
October 31, 2005

Investment Abbreviations:
ACA	—	Insured by American Capital Access
AMBAC	—	Insured by American Municipal Bond Assurance Corp.
AMT	—	Alternative Minimum Tax
BANS	—	Bond Anticipation Notes
BMA	—	Bond Market Association
COPS	—	Certificates of Participation
CRA	—	Community Reinvestment Act
FGIC	—	Insured by Financial Guaranty Insurance Co.
FHLMC	—	Insured by Federal Home Loan Mortgage Corp.
FNMA	—	Insured by Federal National Mortgage Association
FSA	—	Insured by Financial Security Assurance Co.
GNMA	—	Insured by Government National Mortgage Association
GO	—	General Obligation
GTD	—	Guaranteed
IDA	—	Industrial Development Authority
LIBOR	—	London Inter-bank Offered Rate
MBIA	—	Insured by Municipal Bond Investors Assurance
MF Hsg.	—	Multi-Family Housing
PCRB	—	Pollution Control Revenue Bond
Radian	—	Insured by Radian Asset Assurance
RB	—	Revenue Bond
RMKT	—	Remarketed
RITES	—	Residual Interest Tax Exempt Securities
VRDN	—	Variable Rate Demand Notes
XLCA	—	Insured by XL Capital Assurance, Inc.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

ADDITIONAL INVESTMENT INFORMATION

SWAP CONTRACTS — At October 31, 2005, the Fund had outstanding swap contracts with the following terms:

				Rate Type

		Notional		Payments	Payments
	Swap	Amount	Termination	Made by	Received by	Unrealized
Swap Type(a)	Counterparty	(000s)	Date	the Fund	the Fund	Gain (Loss)

Interest Rate	JP Morgan	$140,000	12/01/2015	3.59%	BMA Municipal Swap Index	$3,285,866
Interest Rate	Merrill Lynch	139,000	11/16/2015	3.66%	BMA Municipal Swap Index	2,468,576
Interest Rate	Salomon Smith Barney	144,000	12/02/2015	3.53%	BMA Municipal Swap Index	4,110,332

TOTAL						$9,864,774

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows are December 1, 2005, November 16, 2005 and December 2, 2005, respectively.

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Statements of Assets and Liabilities

October 31, 2005

	Short Duration	Municipal	High Yield
	Tax-Free Fund	Income Fund	Municipal Fund

Assets:

Investment in securities, at value (identified cost $472,625,107, $372,217,904, and $4,672,470,294, respectively)	$467,940,133	$390,945,125	$4,842,856,821
Cash(a)	827,780	161,361	2,913,518
Receivables:
Interest, net of allowances	6,633,465	6,566,986	104,383,364
Fund shares sold	4,066,463	614,075	21,232,912
Swap contracts, at value	352,057	601,324	9,864,774
Investment securities sold	—	1,604,380	4,665,469
Reimbursement from adviser	48,020	50,760	172,105
Other assets	336	1,233	9,333

Total assets	479,868,254	400,545,244	4,986,098,296

Liabilities:

Payables:
Investment securities purchased	5,412,180	8,353,537	31,838,512
Fund shares repurchased	6,144,998	912,063	4,685,519
Income distribution	210,684	499,775	4,519,063
Amounts owed to affiliates	214,472	275,638	3,124,275
Accrued expenses and other liabilities	99,198	98,234	247,008

Total liabilities	12,081,532	10,139,247	44,414,377

Net Assets:

Paid-in capital	479,953,509	377,480,265	4,786,540,187
Accumulated undistributed (distributions in excess of) net investment income	(117,994)	(193,802)	2,670,374
Accumulated net realized loss on investment transactions	(7,715,876)	(6,209,011)	(27,777,943)
Net unrealized gain (loss) on investments	(4,332,917)	19,328,545	180,251,301

NET ASSETS	$467,786,722	$390,405,997	$4,941,683,919

Net assets:
Class A	$147,425,130	$240,123,442	$2,264,579,510
Class B	2,611,940	13,783,052	49,298,948
Class C	9,439,674	7,873,431	87,466,171
Institutional	308,255,211	128,310,850	2,540,339,290
Service	54,767	315,222	—

Shares outstanding:
Class A	14,460,003	15,402,865	203,897,234
Class B	256,401	883,969	4,438,493
Class C	925,876	504,817	7,875,765
Institutional	30,249,650	8,231,496	228,674,302
Service	5,376	20,103	—

Total shares outstanding, $0.001 par value (unlimited number of shares authorized)	45,897,306	25,043,250	444,885,794

Net asset value, offering and redemption price per share:(b)
Class A	$10.20	$15.59	$11.11
Class B	10.19	15.59	11.11
Class C	10.20	15.60	11.11
Institutional	10.19	15.59	11.11
Service	10.19	15.68	—

(a)	Includes restricted cash of $1,003,238 on deposit with the swap counterparty as collateral for the High Yield Municipal Fund.
(b)	Maximum public offering price per share for Class A Shares of Short Duration Tax-Free Fund (NAV per share multiplied by 1.0204) and for Class A Shares of Municipal Income and High Yield Municipal Funds (NAV per share multiplied by 1.0471) is $10.41, $16.32 and $11.63, respectively. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Statements of Operations

For the Year Ended October 31, 2005

	Short Duration	Municipal	High Yield
	Tax-Free Fund	Income Fund	Municipal Fund

Investment income:

Interest, net of allowances	$16,980,702	$17,988,007	$230,089,684

Total income	16,980,702	17,988,007	230,089,684

Expenses:

Management fees	2,152,090	2,010,197	22,035,116
Distribution and Service fees(a)	601,034	771,249	5,830,626
Transfer Agent fees(a)	483,552	488,148	4,339,870
Custody and accounting fees	192,752	169,520	555,569
Registration fees	79,581	79,113	179,796
Printing fees	50,428	50,240	71,331
Professional fees	50,205	50,205	50,205
Trustee fees	11,643	11,643	11,643
Service Share fees	273	1,658	—
Other	45,276	40,772	129,926

Total expenses	3,666,834	3,672,745	33,204,082

Less — expense reductions	(692,360)	(576,591)	(1,387,782)

Net expenses	2,974,474	3,096,154	31,816,300

NET INVESTMENT INCOME	14,006,228	14,891,853	198,273,384

Realized and unrealized gain (loss) on investment and swap transactions:

Net realized gain (loss) from:
Investment transactions	(2,873,107)	707,378	20,444,782
Swap contracts	(238,871)	(241,371)	(10,837,271)
Net change in unrealized gain (loss) on:
Investments	(7,587,747)	(3,626,744)	36,718,612
Swap contracts	352,057	601,324	13,969,091

Net realized and unrealized gain (loss) on investment and swap transactions	(10,347,668)	(2,559,413)	60,295,214

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,658,560	$12,332,440	$258,568,598

(a)	Class specific Distribution and Service and Transfer Agent fees were as follows:

	Distribution and Service Fees			Transfer Agent Fees

Fund	Class A	Class B	Class C	Class A	Class B	Class C	Institutional	Service

Short Duration Tax-Free Fund	$433,600	$35,930	$131,504	$313,973	$6,516	$23,927	$139,114	$22
Municipal Income Fund	559,881	142,198	69,170	402,042	25,586	12,359	48,028	133
High Yield Municipal Fund	4,633,552	488,661	708,413	3,311,904	87,884	126,780	813,302	—

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Statements of Changes in Net Assets

	Short Duration Tax-Free Fund

	For the	For the
	Year Ended	Year Ended
	October 31, 2005	October 31, 2004

From operations:

Net investment income	$14,006,228	$13,563,951
Net realized gain (loss) from investment and swap transactions	(3,111,978)	(2,573,578)
Net change in unrealized gain (loss) on investment and swap transactions	(7,235,690)	(1,976,948)

Net increase in net assets resulting from operations	3,658,560	9,013,425

Distributions to shareholders:

From net investment income
Class A Shares	(4,148,187)	(3,525,305)
Class B Shares	(64,159)	(66,644)
Class C Shares	(213,391)	(253,162)
Institutional Shares	(9,692,673)	(9,811,734)
Service Shares	(1,251)	(1,008)

Total distributions to shareholders	(14,119,661)	(13,657,853)

From share transactions:

Proceeds from sales of shares	178,419,279	400,943,541
Proceeds received in connection with merger	—	—
Reinvestment of dividends and distributions	11,564,706	11,221,016
Cost of shares repurchased(a)	(332,407,892)	(467,237,648)

Net increase (decrease) in net assets resulting from share transactions	(142,423,907)	(55,073,091)

NET INCREASE (DECREASE)	(152,885,008)	(59,717,519)

Net assets:

Beginning of year	620,671,730	680,389,249

End of year	$467,786,722	$620,671,730

Accumulated undistributed (distributions in excess of) net investment income	$(117,994)	$(4,268)

(a)	Net of $20,934 and $2,607 in redemption fees remitted to the Municipal Income Fund for the years ended October 31, 2005 and October 31, 2004, respectively.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Municipal Income Fund		High Yield Municipal Fund

For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended
October 31, 2005	October 31, 2004	October 31, 2005	October 31, 2004

$14,891,853	$10,496,431	$198,273,384	$133,824,220
466,007	(870,272)	9,607,511	(23,734,821)
(3,025,420)	4,844,703	50,687,703	76,026,983

12,332,440	14,470,862	258,568,598	186,116,382

(9,136,905)	(7,059,611)	(89,601,188)	(60,929,553)
(472,770)	(503,363)	(2,010,115)	(1,953,931)
(229,418)	(184,775)	(2,901,299)	(2,184,666)
(5,327,223)	(2,688,075)	(105,930,956)	(66,279,416)
(13,073)	(12,672)	—	—

(15,179,389)	(10,448,496)	(200,443,558)	(131,347,566)

314,381,656	111,920,683	2,422,682,360	1,703,304,968
59,489,535	—	—	—
9,483,272	7,074,276	155,081,432	99,515,255
(250,122,559)	(101,589,530)	(823,023,189)	(645,107,399)

133,231,904	17,405,429	1,754,740,603	1,157,712,824

130,384,955	21,427,795	1,812,865,643	1,212,481,640

260,021,042	238,593,247	3,128,818,276	1,916,336,636

$390,405,997	$260,021,042	$4,941,683,919	$3,128,818,276

$(193,802)	$78,498	$2,670,374	$2,620,113

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Notes to Financial Statements

October 31, 2005

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended, (the “Act”) as an open-end management investment company. The Trust includes the Goldman Sachs Short Duration Tax-Free Fund (“Short Duration Tax-Free”), the Goldman Sachs Municipal Income Fund (“Municipal Income”) and the Goldman Sachs High Yield Municipal Fund (“High Yield Municipal”), (collectively, the “Funds” or individually a “Fund”). Short Duration Tax-Free and Municipal Income are diversified portfolios offering five classes of shares — Class A, Class B, Class C, Institutional and Service. High Yield Municipal is a non-diversified portfolio offering four classes of shares — Class A, Class B, Class C and Institutional. Class A shares of Short Duration Tax-Free, Municipal Income and High Yield Municipal are sold with front-end sales charges of up to 2.00%, 4.50% and 4.50%, respectively. Class B shares of Short Duration Tax-Free, Municipal Income and High Yield Municipal are sold with contingent deferred sales charges that decline from 2.00% to zero, 5.00% to zero and 5.00% to zero, respectively, depending upon the period of time the shares are held. Class C shares of the Funds are sold with a contingent deferred sales charge of 1% during the first 12 months. Institutional and Service Class shares of the Funds are not subject to a sales charge. Such sales loads are paid directly to Goldman, Sachs & Co. (“Goldman Sachs”) as distributor of the Funds.
     Since the Funds may invest a large percentage of their total assets in obligations of issuers within the same state, they are subject to possible concentration risks associated with economic, political or legal developments or industrial or regional matters specifically affecting that state.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.

A. Investment Valuation — Portfolio securities for which market quotations are readily available are valued at market value on the basis of quotations furnished by a pricing service or provided by dealers in such securities. Portfolio securities for which market quotations are not readily available are valued at fair value based on yield equivalents, pricing matrices or other sources, under valuation procedures established by the Trust’s Board of Trustees. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value.

B. Security Transactions and Investment Income — Security transactions are reflected as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted. Market discounts, original issue discount and market premiums on debt securities are amortized to interest income over the life of the security with a corresponding adjustment in the cost basis of that security.

     Net investment income (other than class specific expenses) and unrealized and realized gains or losses of the Funds are allocated daily to each class of shares of the respective Fund based upon the relative proportion of net assets of each class.
     Pursuant to applicable law and procedures adopted by the Trust’s Board of Trustees, securities transactions in portfolio securities (including futures transactions) may be effected from time to time through Goldman Sachs or an affiliate. In order for Goldman Sachs or an affiliate, acting as agent, to effect securities or futures transactions for a Fund, the commissions, fees or other remuneration received by Goldman Sachs or an affiliate must be reasonable and fair compared to the commissions, fees or other remuneration received by other brokers in connection with comparable transactions involving similar securities or futures contracts.

C. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds on a straight-line or pro rata basis depending upon the nature of the expense.

     Class A, Class B and Class C shareholders of the Funds bear all expenses and fees relating to their respective Distribution and Service Plans. Service Shares bear all expenses and fees related to their Service and Shareholder Administration Plans. Each class of shares of the Funds separately bears its respective class-specific Transfer Agency fees.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

D. Federal Taxes — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable and tax-exempt income and capital gains to its shareholders. Accordingly, no federal tax provisions are required. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually for all Funds.

     The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with Federal income tax rules. Therefore, the source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income or net realized gain, or from paid-in capital.

E. Segregation Transactions — As set forth in the prospectus, the Funds may enter into certain derivative transactions to seek to increase total return. Interest rate swaps, futures contracts, written options, when-issued securities and forward commitments represent examples of such transactions. As a result of entering into these transactions, the Funds are required to segregate liquid assets, on the books of their custodian, with a mark-to-market value equal to or greater than the market value of the corresponding transactions.

F. Swap Contracts — The Funds may enter into swap transactions for hedging purposes or to seek to increase total return. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices, rates or indices for a specified amount of an underlying asset or notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

     Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Funds, and/or the termination value at the end of the contract. Therefore, the Funds consider the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index.
     The Funds record unrealized gains or losses on a daily basis representing the value and the current net receivable or payable relating to open swap contracts. Net amounts received or paid on the swap contracts, including terminated swaps, are recorded as realized gains or losses.

G. Inverse Floaters — The Funds may invest in inverse floating rate debt securities (“inverse floaters”). The interest rate on inverse floaters resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.

3. AGREEMENTS

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs, serves as an investment adviser pursuant to an Investment Management Agreement (the “Agreement”) with the Trust on behalf of the Funds. Under this Agreement, GSAM manages the Funds, subject to the general supervision of the Trust’s Board of Trustees.
     As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administering the Funds’ business affairs, including providing facilities, GSAM is entitled to a fee (“Management fee”) computed daily and payable monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

 GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Notes to Financial Statements (continued)
October 31, 2005

3. AGREEMENTS (continued)
     At a meeting held on June 16, 2005, the Board of Trustees of the Trust approved a fee reduction commitment for the Funds which will be effective on a contractual basis in 2006. Effective July 1, 2005, GSAM implemented the fee reduction commitment on a voluntary basis which results in the following annual Management fee rates:

	Management Fee	Average Daily
Fund	Annual Rate	Net Assets

Short Duration Tax-Free	0.40%	First $1 Billion
	0.36	Next $1 Billion
	0.34	Over $2 Billion

Municipal Income	0.55%	First $1 Billion
	0.50	Next $1 Billion
	0.48	Over $2 Billion

High Yield Municipal	0.55%	First $2 Billion
	0.50	Over $2 Billion

     Prior to July 1, 2005, the Funds’ Management fees as an annual percentage rate of average daily net assets were as follows:

Management
Fund	Fee

Short Duration Tax-Free	0.40%

Municipal Income	0.55

High Yield Municipal	0.55

     For the year ended October 31, 2005, GSAM has voluntarily agreed to waive a portion of its Management fee for Short Duration Tax-Free and Municipal Income equal to 0.05% of their respective average daily net assets. GSAM may discontinue or modify these waivers in the future at its discretion.
     Additionally, GSAM has voluntarily agreed to limit certain “Other Expenses” of the Funds (excluding Management fees, Distribution and Service fees, Transfer Agency fees, taxes, Service Share fees, interest, brokerage fees and litigation, indemnification, shareholder meeting and other extraordinary expenses exclusive of any expense offset arrangements) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such expense reimbursements, if any, are computed daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

3. AGREEMENTS (continued)
     For the year ended October 31, 2005, the Other Expense limitations for Short Duration Tax-Free, Municipal Income and High Yield Municipal as an annual percentage rate of average daily net assets were 0.004%.
     The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs and/or Authorized Dealers are entitled to a monthly fee for distribution services equal to, on an annual basis, 0.25%, 0.75% and 0.75% of the Funds’ average daily net assets attributable to Class A, Class B and Class C Shares, respectively. Additionally, Goldman Sachs and/or Authorized Dealers are entitled to receive, under the Plans, a separate fee for personal and account maintenance services equal to, on an annual basis, 0.25% of the Funds’ average daily net assets attributable to Class B and Class C Shares. For the year ended October 31, 2005, Goldman Sachs has voluntarily agreed to waive a portion of the Distribution and Service fees equal to 0.15% of the average daily net assets attributable to the Class B Shares of Short Duration Tax-Free. Goldman Sachs may discontinue or modify this waiver in the future at its discretion.
     Goldman Sachs serves as Distributor of the shares of the Funds pursuant to a Distribution Agreement. Goldman Sachs may receive a portion of the Class A sales load and Class B and Class C contingent deferred sales charges. During the year ended October 31, 2005, Goldman Sachs advised the Funds that it retained the following approximate amounts:

		Contingent Deferred
		Sales Charge
	Sales Load
Fund	Class A	Class B	Class C

Short Duration Tax-Free	$2,500	$—	$—

Municipal Income	96,300	—	—

High Yield Municipal	276,200	—	—

     Municipal Income will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. For this purpose, the Fund uses a first-in first-out (“FIFO”) method so that shares held longest will be treated as being redeemed first and shares held shortest will be treated as being redeemed last. Redemption fees are reimbursed to the Fund as a reduction in share redemptions and are reflected on the Statement of Changes in Net Assets. Redemption fees are credited to Paid-in capital and are allocated to each share class of the Fund on a pro rata basis.
     Goldman Sachs also serves as the Transfer Agent of the Funds for a fee. The fees charged for such Transfer Agency services are calculated daily and payable monthly at an annual rate of 0.04% of the average daily net assets for Institutional and Service Shares. At a meeting held on June 16, 2005, the Board of Trustees approved a contractual reduction in Transfer Agency fees to an annual rate of 0.16% of the average daily net assets for Class A, Class B and Class C Shares, effective July 1, 2005. Prior to July 1, 2005, Class A, Class B and Class C Shares Transfer Agency fees were 0.19%.
     The Trust, on behalf of each Fund, has adopted a Service Plan and Shareholder Administration Plan for Service Shares. These Plans allow for Service Shares to compensate service organizations for providing varying levels of personal and account administration and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan provide for compensation to the service organizations in an amount equal to, on an annual basis, 0.25% and 0.25%, respectively, of the average daily net asset value of the Service Shares.

 GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Notes to Financial Statements (continued)
October 31, 2005

3. AGREEMENTS (continued)
     For the year ended October 31, 2005, GSAM and Goldman Sachs have voluntarily agreed to waive certain fees and reimburse other expenses. In addition, the Funds have entered into certain offset arrangements with the custodian resulting in a reduction of the Funds’ expenses. These expense reductions were as follows (in thousands):

	Fee Waivers

		Class B	Other
		Distribution	Expense	Custody	Total Expense
Fund	Management	and Service	Reimbursement	Fee Reduction	Reductions

Short Duration Tax-Free	$269	$5	$408	$10	$692

Municipal Income	183	—	387	7	577

High Yield Municipal	445	—	838	105	1,388

     At October 31, 2005, the amounts owed to affiliates were as follows (in thousands):

	Management	Distribution and	Transfer
Fund	Fees	Service Fees	Agent Fees	Total

Short Duration Tax-Free	$141	$41	$32	$214

Municipal Income	166	70	40	276

High Yield Municipal	2,141	581	402	3,124

4. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the year ended October 31, 2005, were as follows (in thousands):

Fund	Purchases	Sales and Maturities

Short Duration Tax-Free	$241,785	$374,055

Municipal Income	268,639	134,733

High Yield Municipal	2,771,996	1,108,379

5. LINE OF CREDIT FACILITY

The Funds participate in a $350,000,000 committed, unsecured revolving line of credit facility. Under the most restrictive arrangement, the Funds must own securities having a market value in excess of 300% of the total bank borrowings. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The committed facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. During the year ended October 31, 2005, the Funds did not have any borrowings under this facility.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

6. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended October 31, 2005 was as follows:

	Short Duration	Municipal	High Yield
	Tax-Free	Income	Municipal

Distributions paid from:
Ordinary income	$—	$28,276	$3,790,145
Tax-exempt income	14,119,661	15,151,113	196,653,413

Total distributions	$14,119,661	$15,179,389	$200,443,558

     The tax character of distributions paid during the fiscal year ended October 31, 2004 was as follows:

	Short Duration	Municipal	High Yield
	Tax-Free	Income	Municipal

Distributions paid from:
Ordinary income	$—	$12,743	$327,559
Tax-exempt income	13,657,853	10,435,753	131,020,007

Total distributions	$13,657,853	$10,448,496	$131,347,566

     As of October 31, 2005 the components of accumulated earnings (losses) on a tax basis were as follows:

	Short Duration	Municipal	High Yield
	Tax-Free	Income	Municipal

Undistributed tax-exempt income — net	$106,356	$100,062	$—
Capital loss carryforward:(1)
Expiring 2007	(183,057)	(736,796)	—
Expiring 2008	(1,858,014)	(3,726,522)	—
Expiring 2011	—	(872,080)	(3,914,571)
Expiring 2012	(2,563,121)	(873,613)	(23,410,699)
Expiring 2013	(3,111,684)	—	—

Total capital loss carryforward	$(7,715,876)	$(6,209,011)	$(27,325,270)
Timing differences (dividends payable)	(210,684)	(499,775)	(4,519,063)
Unrealized gains (losses) — net	(4,346,582)	19,534,456	186,988,065

Total accumulated earnings (losses) — net	$(12,166,786)	$12,925,732	$155,143,732

(1) Expiration occurs on October 31 of the year indicated. Utilization on these losses may be limited under the Code. Municipal Income and High Yield Municipal utilized $450,771 and $9,151,677 of capital losses, respectively, in the current fiscal year.

     At October 31, 2005, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes was as follows:

	Short Duration	Municipal	High Yield
	Tax-Free	Income	Municipal

Tax Cost	$472,638,772	$372,011,993	$4,665,733,530

Gross unrealized gain	16,161,402	47,144,158	628,338,874
Gross unrealized loss	(20,860,041)	(28,211,026)	(451,215,583)

Net unrealized security gain (loss)	$(4,698,639)	$18,933,132	$177,123,291

     The difference between book-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, accretion of market discount, amortization of premium and the tax treatment of partnership investments for book accounting purposes.

 GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Notes to Financial Statements (continued)
October 31, 2005

7. CERTAIN RECLASSIFICATIONS

In order to present certain components of the Funds’ capital accounts on a tax basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds. These reclassifications resulted primarily from the difference in tax treatment of certain bonds and taxable overdistributions.

			Accumulated
		Accumulated	Undistributed
	Paid-in-	Net Realized	(Distributions in excess of)
Fund	Capital	Gain (Loss)	Net Investment Income

Short Duration Tax-Free	$—	$293	$(293)

Municipal Income	—	(15,236)	15,236

High Yield Municipal	(1,775,157)	(445,278)	2,220,435

8. OTHER MATTERS

Mergers and Reorganizations — At a meeting held on November 4, 2004, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization (the “Agreement”) providing for the tax-free acquisition of the Expedition Tax-Free Investment Grade Bond Fund by the Goldman Sachs Municipal Income Fund. The acquisition was completed on February 28, 2005 as of the close of business on February 25, 2005.
     Pursuant to the Agreement, the assets and liabilities of the Expedition Tax-Free Investment Grade Bond Fund (“Acquired Fund”) Class A, Class B and Institutional Class were transferred into the Goldman Sachs Municipal Income Fund (“Survivor Fund”) Class A, Class B and Institutional Class, respectively, in a tax-free exchange as follows:

			Acquired Fund’s Shares
	Exchanged Shares of	Value of Exchanged	Outstanding as of
Survivor/ Acquired Fund	Survivor Issued	Shares	February 25, 2005

Goldman Sachs Municipal Income Class A/ Expedition Tax-Free Investment Grade Bond Class A	22,516	$354,853	33,157

Goldman Sachs Municipal Income Class B/ Expedition Tax-Free Investment Grade Bond Class B	13,804	217,561	20,322

Goldman Sachs Municipal Income Institutional Class/Expedition Tax-Free Investment Grade Bond Institutional Class	3,740,766	58,917,121	5,500,562

     The following chart shows the Survivor Fund’s and Acquired Fund’s aggregate net assets (immediately before and after the completion of the acquisition) and the Acquired Fund’s unrealized appreciation.

Survivor Fund’s
	Survivor Fund’s	Acquired Fund’s	Acquired Fund’s	Aggregate Net
	Aggregate Net Assets	Aggregate Net Assets	Unrealized	Assets Immediately
Survivor/ Acquired Fund	Before Acquisition	Before Acquisition	Appreciation	After Acquisition

Goldman Sachs Municipal Income/ Expedition Tax-Free Investment Grade Bond	$380,232,783	$59,489,535	$3,814,099	$439,722,318

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

8. OTHER MATTERS (continued)

Legal Proceedings — Purported class and derivative action lawsuits were filed in April and May 2004 in the United States District Court for the Southern District of New York against Goldman Sachs Group, Inc. (“GSG”), GSAM and certain related parties, including certain Goldman Sachs Funds and the Trustees and Officers of the Trust. In June 2004, these lawsuits were consolidated into one action and in November 2004 a consolidated and amended complaint was filed against GSG, GSAM, Goldman Sachs Asset Management International (“GSAMI”), Goldman Sachs and certain related parties including certain Goldman Sachs Funds and the Trustees and Officers of the Trust. The Funds in this report, along with certain other investment portfolios of the Trust were named as nominal defendants in the amended complaint. The amended complaint alleges violations of the Act and the Investment Advisers Act of 1940. The consolidated and amended complaint also asserts claims involving common law breach of fiduciary duty and unjust enrichment. The consolidated and amended complaint alleges, among other things, that between April 2, 1999 and January 9, 2004 (the “Class Period”), GSAM and other defendants made improper and excessive brokerage commission and other payments to brokers that sold shares of the Goldman Sachs Funds; and omitted statements of fact in registration statements and reports filed pursuant to the Act which were necessary to prevent such registration statements and reports from being materially false and misleading. The consolidated and amended complaint further alleges that the Goldman Sachs Funds paid excessive and improper advisory fees to Goldman Sachs. The consolidated and amended complaint also alleges GSAM and GSAMI used 12b-1 fees for improper purposes and made improper use of soft dollars. The complaint further alleges that the Trust’s Officers and Trustees breached their fiduciary duties in connection with the foregoing.

     Based on currently available information, GSAM and GSAMI believe that the likelihood that the pending purported class action and derivative action lawsuits will have a material adverse financial impact on the Funds is remote, and the pending actions are not likely to materially affect their ability to provide investment management services to their clients, including the Goldman Sachs Funds.

 GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Notes to Financial Statements (continued)

October 31, 2005

9. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Short Duration Tax-Free Fund

	For the Year Ended		For the Year Ended
	October 31, 2005		October 31, 2004

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	9,460,762	$97,337,331	14,508,608	$151,166,293
Shares issued in connection with merger	—	—	—	—
Reinvestment of dividends and distributions	336,460	3,456,711	288,089	2,996,642
Shares converted from Class B(a)	2,479	25,438	—	—
Shares repurchased	(13,479,149)	(138,499,236)	(16,259,173)	(169,276,864)

	(3,679,448)	(37,679,756)	(1,462,476)	(15,113,929)

Class B Shares
Shares sold	11,465	118,530	104,933	1,091,111
Shares issued in connection with merger	—	—	—	—
Reinvestment of dividends and distributions	4,176	42,868	4,334	45,062
Shares converted to Class A(a)	(2,481)	(25,438)	—	—
Shares repurchased	(201,643)	(2,073,419)	(290,441)	(3,022,813)

	(188,483)	(1,937,459)	(181,174)	(1,886,640)

Class C Shares
Shares sold	125,695	1,295,839	431,310	4,487,734
Reinvestment of dividends and distributions	11,746	120,694	10,635	110,634
Shares repurchased	(971,195)	(9,996,909)	(1,558,986)	(16,221,989)

	(833,754)	(8,580,376)	(1,117,041)	(11,623,621)

Institutional Shares
Shares sold	7,764,067	79,667,579	23,370,659	244,198,403
Shares issued in connection with merger	—	—	—	—
Reinvestment of dividends and distributions	773,703	7,943,180	776,004	8,067,671
Shares repurchased	(17,689,673)	(181,838,311)	(26,765,813)	(278,695,977)

	(9,151,903)	(94,227,552)	(2,619,150)	(26,429,903)

Service Shares
Shares sold	—	—	—	—
Reinvestment of dividends and distributions	122	1,253	97	1,007
Shares repurchased	(2)	(17)	(1,913)	(20,005)

	120	1,236	(1,816)	(18,998)

NET INCREASE (DECREASE)	(13,853,468)	$(142,423,907)	(5,381,657)	$(55,073,091)

(a)	Class B Shares automatically convert into Class A Shares at the end of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Municipal Income Fund				High Yield Municipal Fund

For the Year Ended		For the Year Ended		For the Year Ended		For the Year Ended
October 31, 2005		October 31, 2004		October 31, 2005		October 31, 2004

Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

12,169,621	$191,257,618	4,550,850	$70,787,735	103,014,985	$1,144,128,341	85,551,728	$923,498,749
22,516	354,853	—	—	—	—	—	—
500,799	7,873,953	369,876	5,743,839	5,926,748	65,979,887	3,986,170	43,002,989
17,426	273,549	1,048	16,288	6,022	67,289	—	—
(8,739,244)	(136,957,291)	(3,929,735)	(60,985,842)	(43,879,461)	(487,691,984)	(34,753,246)	(377,292,580)

3,971,118	62,802,682	992,039	15,562,020	65,068,294	722,483,533	54,784,652	589,209,158

139,704	2,198,044	105,293	1,635,858	538,020	5,959,362	734,523	7,918,474
13,804	217,561	—	—	—	—	—	—
21,238	333,886	20,680	321,049	110,349	1,227,492	93,211	1,005,845
(17,426)	(273,549)	(1,048)	(16,288)	(6,022)	(67,289)	—	—
(173,761)	(2,732,543)	(207,315)	(3,215,589)	(631,798)	(7,020,979)	(680,251)	(7,299,776)

(16,441)	(256,601)	(82,390)	(1,274,970)	10,549	98,586	147,483	1,624,543

227,183	3,575,890	156,637	2,425,715	2,832,934	31,482,755	2,469,058	26,608,765
10,409	163,741	8,634	134,076	155,556	1,731,277	104,708	1,129,455
(105,023)	(1,651,312)	(92,442)	(1,427,503)	(734,229)	(8,170,264)	(763,976)	(8,223,575)

132,569	2,088,319	72,829	1,132,288	2,254,261	25,043,768	1,809,790	19,514,645

7,497,869	117,349,953	2,378,397	37,024,049	111,740,477	1,241,111,902	68,860,580	745,278,980
3,740,766	58,917,121	—	—	—	—	—	—
70,694	1,111,096	56,324	874,928	7,730,710	86,142,776	5,039,666	54,376,966
(6,937,929)	(108,760,950)	(2,319,939)	(35,960,596)	(28,823,876)	(320,139,962)	(23,530,406)	(252,291,468)

4,371,400	68,617,220	114,782	1,938,381	90,647,311	1,007,114,716	50,369,840	547,364,478

9	151	3,027	47,326	—	—	—	—
38	596	25	384	—	—	—	—
(1,285)	(20,463)	—	—	—	—	—	—

(1,238)	(19,716)	3,052	47,710	—	—	—	—

8,457,408	$133,231,904	1,100,312	$17,405,429	157,980,415	$1,754,740,603	107,111,765	$1,157,712,824

 GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from				Distributions
		investment operations				to shareholders

	Net asset
	value,	Net		Net realized	Total from	From net
	beginning	investment		and unrealized	investment	investment
Year — Share Class	of year	income(a)		gain (loss)	operations	income

FOR THE YEARS ENDED OCTOBER 31,

2005 - A	$10.39	$0.24		$(0.18)	$0.06	$(0.25)
2005 - B	10.38	0.18		(0.18)	(0.00)	(0.19)
2005 - C	10.39	0.16		(0.18)	(0.02)	(0.17)
2005 - Institutional	10.39	0.28		(0.19)	0.09	(0.29)
2005 - Service	10.38	0.23		(0.18)	0.05	(0.24)

2004 - A	10.45	0.19		(0.06)	0.13	(0.19)
2004 - B	10.44	0.12		(0.05)	0.07	(0.13)
2004 - C	10.45	0.11		(0.06)	0.05	(0.11)
2004 - Institutional	10.44	0.23		(0.05)	0.18	(0.23)
2004 - Service	10.44	0.17		(0.05)	0.12	(0.18)

2003 - A	10.36	0.17		0.10	0.27	(0.18)
2003 - B	10.35	0.11		0.10	0.21	(0.12)
2003 - C	10.36	0.10		0.09	0.19	(0.10)
2003 - Institutional	10.36	0.21		0.09	0.30	(0.22)
2003 - Service	10.34	0.15		0.12	0.27	(0.17)

2002 - A	10.26	0.26	(c)	0.12 (c)	0.38	(0.28)
2002 - B	10.25	0.21	(c)	0.10 (c)	0.31	(0.21)
2002 - C	10.26	0.18	(c)	0.12 (c)	0.30	(0.20)
2002 - Institutional	10.25	0.31	(c)	0.12 (c)	0.43	(0.32)
2002 - Service	10.24	0.26	(c)	0.10 (c)	0.36	(0.26)

2001 - A	9.94	0.38		0.33	0.71	(0.39)
2001 - B	9.94	0.32		0.32	0.64	(0.33)
2001 - C	9.94	0.29		0.34	0.63	(0.31)
2001 - Institutional	9.94	0.42		0.32	0.74	(0.43)
2001 - Service	9.92	0.38		0.32	0.70	(0.38)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on capital gains and other taxable distributions or the redemption of Fund shares.
(c)	As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing all premium and discounts on debt securities. The effect of this change for the year ended October 31, 2002 was an impact of less than $0.01 per share to net investment income and net realized and unrealized gains and losses, and an impact to the ratio of net investment income to average net assets with and without expense reductions by less than 0.01%. Per share amounts, ratios and supplemental data for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

						Ratios assuming no
						expense reductions

				Ratio of			Ratio of
		Net assets	Ratio of	net investment		Ratio of	net investment
Net asset		at end of	net expenses	income		total expenses	income		Portfolio
value, end	Total	year	to average	to average		to average	to average		turnover
of year	return(b)	(in 000s)	net assets	net assets		net assets	net assets		rate

$10.20	0.56%	$147,425	0.78%	2.37%		0.91%	2.24%		46%
10.19	(0.04)	2,612	1.38	1.77		1.66	1.49		46
10.20	(0.19)	9,440	1.53	1.61		1.66	1.48		46
10.19	0.86	308,255	0.39	2.77		0.52	2.64		46
10.19	0.45	55	0.89	2.27		1.02	2.14		46

10.39	1.25	188,487	0.79	1.80		0.90	1.69		37
10.38	0.64	4,619	1.39	1.20		1.65	0.94		37
10.39	0.49	18,283	1.54	1.04		1.65	0.93		37
10.39	1.75	409,228	0.39	2.20		0.50	2.09		37
10.38	1.15	55	0.89	1.70		1.00	1.59		37

10.45	2.62	204,838	0.80	1.66		0.92	1.54		43
10.44	2.01	6,536	1.40	1.09		1.67	0.82		43
10.45	1.86	30,057	1.55	0.94		1.67	0.82		43
10.44	2.93	438,884	0.40	1.99		0.52	1.87		43
10.44	2.62	74	0.90	1.45		1.02	1.33		43

10.36	3.72	118,906	0.79	2.57	(c)	1.02	2.34	(c)	31
10.35	3.10	5,111	1.39	2.01	(c)	1.77	1.63	(c)	31
10.36	2.94	27,937	1.54	1.80	(c)	1.77	1.57	(c)	31
10.36	4.23	103,273	0.39	3.00	(c)	0.62	2.77	(c)	31
10.34	3.62	72	0.89	2.53	(c)	1.12	2.30	(c)	31

10.26	7.27	38,891	0.79	3.73		1.25	3.27		69
10.25	6.53	2,382	1.39	3.22		2.00	2.61		69
10.26	6.48	3,842	1.54	2.94		2.00	2.48		69
10.25	7.60	48,114	0.39	4.19		0.85	3.73		69
10.24	7.18	41	0.89	3.75		1.35	3.29		69

 GOLDMAN SACHS MUNICIPAL INCOME FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from					Distributions
		investment operations					to shareholders

	Net asset
	value,	Net		Net realized		Total from	From net
	beginning	investment		and unrealized		investment	investment
Year — Share Class	of year	income(a)		gain (loss)		operations	income

FOR THE YEARS ENDED OCTOBER 31,

2005 - A	$15.68	$0.63		$(0.08)		$0.55	$(0.64)
2005 - B	15.68	0.51		(0.08)		0.43	(0.52)
2005 - C	15.68	0.52		(0.08)		0.44	(0.52)
2005 - Institutional	15.67	0.70		(0.08)		0.62	(0.70)
2005 - Service	15.76	0.61		(0.07)		0.54	(0.62)

2004 - A	15.41	0.65		0.27		0.92	(0.65)
2004 - B	15.41	0.54		0.26		0.80	(0.53)
2004 - C	15.41	0.54		0.26		0.80	(0.53)
2004 - Institutional	15.40	0.72		0.26		0.98	(0.71)
2004 - Service	15.49	0.65		0.25		0.90	(0.63)

2003 - A	15.29	0.64		0.13		0.77	(0.65)
2003 - B	15.29	0.53		0.12		0.65	(0.53)
2003 - C	15.30	0.53		0.11		0.64	(0.53)
2003 - Institutional	15.29	0.71		0.11		0.82	(0.71)
2003 - Service	15.37	0.63		0.12		0.75	(0.63)

2002 - A	15.32	0.65	(c)	(0.01	)(c)	0.64	(0.67)
2002 - B	15.32	0.54	(c)	(0.01	)(c)	0.53	(0.56)
2002 - C	15.33	0.54	(c)	(0.01	)(c)	0.53	(0.56)
2002 - Institutional	15.32	0.71	(c)	(0.01	)(c)	0.70	(0.73)
2002 - Service	15.39	0.64	(c)	—	(c)(d)	0.64	(0.66)

2001 - A	14.48	0.67		0.82		1.49	(0.65)
2001 - B	14.49	0.56		0.81		1.37	(0.54)
2001 - C	14.50	0.56		0.81		1.37	(0.54)
2001 - Institutional	14.48	0.73		0.82		1.55	(0.71)
2001 - Service	14.53	0.61		0.88		1.49	(0.63)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on capital gains and other taxable distributions or the redemption of Fund shares.
(c)	As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing all premium and discounts on debt securities. The effect of this change for the year ended October 31, 2002 was an impact of less than $0.01 per share to net investment income and net realized and unrealized gains and losses, and an impact to the ratio of net investment income to average net assets with and without expense reductions by less than 0.01%. Per share amounts, ratios and supplemental data for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
(d)	Less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME FUND

						Ratios assuming no
						expense reductions

				Ratio of			Ratio of
		Net assets	Ratio of	net investment		Ratio of	net investment
Net asset		at end of	net expenses	income		total expenses	income		Portfolio
value, end	Total	year	to average	to average		to average	to average		turnover
of year	return(b)	(in 000s)	net assets	net assets		net assets	net assets		rate

$15.59	3.55%	$240,123	0.93%	3.99%		1.09%	3.83%		38%
15.59	2.78	13,783	1.68	3.25		1.84	3.09		38
15.60	2.85	7,873	1.68	3.24		1.84	3.08		38
15.59	4.02	128,311	0.54	4.37		0.70	4.21		38
15.68	3.49	315	1.04	3.88		1.20	3.72		38

15.68	6.09	179,223	0.94	4.21		1.12	4.03		32
15.68	5.30	14,117	1.69	3.46		1.87	3.28		32
15.68	5.30	5,838	1.69	3.46		1.87	3.28		32
15.67	6.52	60,506	0.54	4.61		0.72	4.43		32
15.76	5.95	337	1.04	4.11		1.22	3.93		32

15.41	5.10	160,856	0.95	4.17		1.13	3.99		54
15.41	4.32	15,143	1.70	3.44		1.88	3.26		54
15.41	4.25	4,615	1.70	3.45		1.88	3.27		54
15.40	5.45	57,696	0.55	4.58		0.73	4.40		54
15.49	4.97	283	1.05	4.11		1.23	3.93		54

15.29	4.30	119,161	0.94	4.27	(c)	1.11	4.10	(c)	39
15.29	3.52	16,903	1.69	3.53	(c)	1.86	3.36	(c)	39
15.30	3.52	6,155	1.69	3.54	(c)	1.86	3.37	(c)	39
15.29	4.71	76,733	0.54	4.69	(c)	0.71	4.52	(c)	39
15.37	4.24	270	1.04	4.21	(c)	1.21	4.04	(c)	39

15.32	10.48	80,735	0.94	4.47		1.18	4.23		22
15.32	9.57	11,902	1.69	3.72		1.93	3.48		22
15.33	9.64	5,300	1.69	3.72		1.93	3.48		22
15.32	10.91	100,970	0.54	4.86		0.78	4.62		22
15.39	10.48	67	1.04	4.30		1.28	4.06		22

 GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from					Distributions to
		investment operations					shareholders

	Net asset
	value,	Net		Net realized		Total from	From net	From net
	beginning	investment		and unrealized		investment	investment	realized	Total
Year — Share Class	of year	income(a)		gain (loss)		operations	income	gains	distributions

FOR THE YEARS ENDED OCTOBER 31,

2005 - A	$10.90	$0.54		$0.21		$0.75	$(0.54)	—	$(0.54)
2005 - B	10.90	0.45		0.22		0.67	(0.46)	—	(0.46)
2005 - C	10.90	0.45		0.22		0.67	(0.46)	—	(0.46)
2005 - Institutional	10.91	0.59		0.19		0.78	(0.58)	—	(0.58)

2004 - A	10.66	0.54		0.23		0.77	(0.53)	—	(0.53)
2004 - B	10.66	0.46		0.23		0.69	(0.45)	—	(0.45)
2004 - C	10.66	0.46		0.23		0.69	(0.45)	—	(0.45)
2004 - Institutional	10.66	0.59		0.23		0.82	(0.57)	—	(0.57)

2003 - A	10.34	0.54		0.33		0.87	(0.55)	—	(0.55)
2003 - B	10.34	0.47		0.32		0.79	(0.47)	—	(0.47)
2003 - C	10.34	0.47		0.32		0.79	(0.47)	—	(0.47)
2003 - Institutional	10.34	0.59		0.32		0.91	(0.59)	—	(0.59)

2002 - A	10.57	0.57	(c)	(0.19	)(c)	0.38	(0.58)	(0.03)	(0.61)
2002 - B	10.57	0.49	(c)	(0.19	)(c)	0.30	(0.50)	(0.03)	(0.53)
2002 - C	10.57	0.49	(c)	(0.19	)(c)	0.30	(0.50)	(0.03)	(0.53)
2002 - Institutional	10.57	0.61	(c)	(0.19	)(c)	0.42	(0.62)	(0.03)	(0.65)

2001 - A	10.18	0.59		0.41		1.00	(0.61)	—	(0.61)
2001 - B	10.18	0.51		0.41		0.92	(0.53)	—	(0.53)
2001 - C	10.18	0.52		0.40		0.92	(0.53)	—	(0.53)
2001 - Institutional	10.18	0.64		0.40		1.04	(0.65)	—	(0.65)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on capital gains and other taxable distributions or the redemption of Fund shares.
(c)	As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing all premiums and discounts on debt securities. The effect of this change for the year ended October 31, 2002 was an impact of less than $0.01 per share to net investment income and net realized and unrealized gains and losses, and a decrease to the ratio of net investment income to average net assets with and without expense reductions by 0.04%. Per share amounts, ratios and supplemental data for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

					Ratios assuming no
					expense reductions

				Ratio of		Ratio of
		Net assets	Ratio of	net investment	Ratio of	net investment
Net asset		at end of	net expenses	income	total expenses	income	Portfolio
value, end	Total	year	to average	to average	to average	to average	turnover
of year	return(b)	(in 000s)	net assets	net assets	net assets	net assets	rate

$11.11	6.99%	$2,264,580	0.97%	4.78%	0.99%	4.76%	28%
11.11	6.20	49,299	1.72	4.05	1.75	4.02	28
11.11	6.20	87,466	1.72	4.03	1.74	4.01	28
11.11	7.31	2,540,339	0.58	5.16	0.60	5.14	28

10.90	7.40	1,513,843	0.99	5.03	1.01	5.01	41
10.90	6.60	48,286	1.74	4.29	1.76	4.27	41
10.90	6.60	61,299	1.74	4.28	1.76	4.26	41
10.91	7.93	1,505,390	0.59	5.44	0.61	5.42	41

10.66	8.59	895,711	1.00	5.21	1.03	5.18	54
10.66	7.78	45,620	1.75	4.50	1.78	4.47	54
10.66	7.78	40,624	1.75	4.48	1.78	4.45	54
10.66	9.02	934,382	0.60	5.64	0.63	5.61	54

10.34	3.66	585,882	0.99	5.41 (c)	1.04	5.36 (c)	52
10.34	2.88	40,428	1.74	4.70 (c)	1.79	4.65 (c)	52
10.34	2.88	30,696	1.74	4.68 (c)	1.79	4.63 (c)	52
10.34	4.07	470,905	0.59	5.84 (c)	0.64	5.79 (c)	52

10.57	10.05	303,622	0.99	5.68	1.08	5.59	61
10.57	9.23	32,403	1.74	4.91	1.83	4.82	61
10.57	9.23	20,359	1.74	4.94	1.83	4.85	61
10.57	10.48	277,301	0.59	6.09	0.68	6.00	61

Report of Independent Registered

Public Accounting Firm

To the Shareholders and Board of Trustees
Goldman Sachs Trust

We have audited the accompanying statements of assets and liabilities, including the statements of investments, of Goldman Sachs Short Duration Tax-Free Fund, Goldman Sachs Municipal Income Fund and Goldman Sachs High Yield Municipal Fund (three of the funds comprising the Goldman Sachs Trust) (the “Funds”), as of October 31, 2005, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2005, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Goldman Sachs Short Duration Tax-Free Fund, Goldman Sachs Municipal Income Fund and Goldman Sachs High Yield Municipal Fund at October 31, 2005, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 16, 2005

        GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Fund Expenses (Unaudited) — Six Month Period Ended October 31, 2005

          As a shareholder of Class A, Class B, Class C, Institutional or Service Shares of the Funds you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (with respect to Class A Shares), or contingent deferred sales charges (loads) on redemptions (with respect to Class B and Class C Shares), and redemption fees (with respect to Municipal Income Fund only); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class B and Class C Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class B, Class C, Institutional and Service Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

          The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2005 through October 31, 2005.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

          Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Short Duration Tax-Free Fund				Municipal Income Fund				High Yield Municipal Fund

				Expenses				Expenses				Expenses
	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the
	Account	Account		6 months	Account	Account		6 months	Account	Account		6 months
	Value	Value		ended	Value	Value		ended	Value	Value		ended
Share Class	5/1/05	10/31/05		10/31/05*	5/1/05	10/31/05		10/31/05*	5/1/05	10/31/05		10/31/05*

Class A
Actual	$1,000	$1,006.00		$3.90	$1,000	$1,009.60		$4.67	$1,000	$1,020.90		$4.84
Hypothetical 5% return	1,000	1,021.31	+	3.93	1,000	1,020.56	+	4.70	1,000	1,020.42	+	4.84

Class B
Actual	1,000	1,002.90		6.93	1,000	1,005.80		8.46	1,000	1,017.00		8.65
Hypothetical 5% return	1,000	1,018.28	+	6.99	1,000	1,016.77	+	8.51	1,000	1,016.63	+	8.65

Class C
Actual	1,000	1,002.20		7.69	1,000	1,006.50		8.46	1,000	1,017.00		8.64
Hypothetical 5% return	1,000	1,017.53	+	7.75	1,000	1,016.77	+	8.50	1,000	1,016.64	+	8.64

Institutional
Actual	1,000	1,007.90		1.98	1,000	1,011.50		2.76	1,000	1,022.80		2.91
Hypothetical 5% return	1,000	1,023.23	+	2.00	1,000	1,022.47	+	2.77	1,000	1,022.33	+	2.91

Service
Actual	1,000	1,005.30		4.51	1,000	1,009.00		5.28	N/A	N/A		N/A
Hypothetical 5% return	1,000	1,020.70	+	4.55	1,000	1,019.95	+	5.31	N/A	N/A		N/A

*	Expenses for each share class are calculated using the fund’s expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 10/31/05. Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized expense ratios for the period were as follows:

Fund	Class A	Class B	Class C	Institutional	Service

Short Duration Tax-Free	0.77%	1.37%	1.52%	0.39%	0.89%
Municipal Income	0.92	1.67	1.67	0.54	1.04
High Yield Municipal	0.95	1.70	1.70	0.57	N/A

+	Hypothetical expenses are based on each Fund’s actual annualized expense ratios and an assumed rate of return of 5% per year before expenses.

 GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited)

     The Trustees oversee the management of Goldman Sachs Trust (the “Trust”), and review the investment performance and expenses of the investment funds covered by this Report (the “Funds”) at regularly scheduled meetings held during the Funds’ fiscal year. In addition, the Trustees determine annually whether to approve and continue the Trust’s investment management agreements (the “Management Agreements”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) for the Funds.

     The Management Agreements were most recently approved by the Trustees, including all of the Trustees who are not parties to the Management Agreements or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), on June 16, 2005 (the “Annual Contract Meeting”).
     To assist the Trustees in their deliberations at the Annual Contract Meeting, and in addition to the reviews of the Funds’ investment performance, expenses and other matters at other regularly scheduled meetings, the Trustees have a Contract Review Committee (the “Committee”) whose members include all of the Independent Trustees. The Committee held meetings on November 3, 2004, February 9, 2005 and May 11, 2005. At these Committee meetings, the Independent Trustees considered matters relating to the Management Agreements including: (a) the Funds’ management fee arrangements; (b) the Investment Adviser’s voluntary undertaking to reimburse certain expenses of the Funds that exceed specified levels; (c) the Investment Adviser’s potential economies of scale and a proposal to implement breakpoints for the fees payable by the Funds under the Management Agreements; (d) the relative expense levels of the Funds; (e) the Investment Adviser’s profitability with respect to the Trust and the Funds; (f) the quality of the services provided to the Funds; (g) the statutory and regulatory requirements applicable to the approval and continuation of mutual fund investment management agreements; and (h) industry practices relating to such approvals.
     At the Annual Contract Meeting the Trustees reviewed the matters that were considered at the Committee meetings and also considered additional matters including: (a) the Funds’ investment performance; (b) the quality of the Investment Adviser’s services; (c) the structure, staff and capabilities of the Investment Adviser and its portfolio management team; (d) the groups within the Investment Adviser that support the portfolio management team, including the legal and compliance departments, the valuation oversight group, the business planning team and the technology group; (e) the Investment Adviser’s business continuity and disaster recovery planning; (f) the Investment Adviser’s financial resources and its ability to hire and retain talented personnel; (g) the fees received by the Investment Adviser’s affiliates from the Funds for transfer agency, distribution and other services; (h) the terms of the Management Agreements; (i) the administrative services provided under the Management Agreements, including the oversight by the Investment Adviser of the Funds’ other service providers; and (j) the Investment Adviser’s trade aggregation and allocation policies and employee trading practices. At the Annual Contract Meeting, the Trustees also considered at further length the fees and expenses paid by the Funds, the Funds’ expense trends over time, and the proposed breakpoints in the contractual fee rates under the Management Agreements.
     In connection with the Committee meetings and the Annual Contract Meeting, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities under applicable law. In addition, information was provided to the Trustees relating to revenue sharing by the Investment Adviser, portfolio manager compensation and other matters. During the course of their deliberations, the Independent Trustees met in executive sessions without employees of the Investment Adviser present.
     In evaluating the Management Agreements at the Annual Contract Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser, its services and the Funds. At those meetings the Trustees received materials relating to the Investment Adviser’s investment management and other services under the Management Agreements, including: (a) information on the investment performance of the Funds in comparison to other mutual funds and benchmark performance indices; (b) general investment outlooks in the markets in which the Funds invest; (c) compliance reports; and (d) expenses borne by the Funds.
     In connection with their approval of the Management Agreements, the Trustees gave weight to various factors, but did not identify any particular factor as controlling their decision. As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services, and the other non-advisory services, that are provided to the Funds by the Investment Adviser and its affiliates. These services include services as the Funds’ transfer agent and distributor. In addition, affiliates of the Investment Adviser may receive compensation in connection with the execution of Funds’ portfolio securities transactions and sales loads on the sale of certain classes of shares offered by the Funds. The Trustees concluded that the Investment Adviser was both able to commit substantial financial and other resources to the operations of the Funds and had, in fact, committed those resources in multiple areas including portfolio management, trading, technology, human resources, tax, treasury, legal, compliance and risk management. The Trustees

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

also believed that the Investment Adviser had made significant commitments to address new regulatory compliance requirements applicable to the Funds and the Investment Adviser, including education and training initiatives.

     The Trustees also considered the investment performance of the Funds and the Investment Adviser. In this regard, the Trustees compared the investment performance of the Funds to the performance of other SEC-registered funds and to rankings and ratings issued by a third-party consultant. The Trustees also reviewed the Funds’ investment performance relative to their respective performance benchmarks. For Funds that had been in existence for the applicable periods, this information on the Funds’ investment performance was provided for one, three and five year periods. In addition, the Trustees considered the investment performance trends of the Funds over time, and reviewed the investment performance of the Funds in light of their respective investment objectives, policies and credit and duration parameters, as well as in light of periodic analyses of their respective risk profiles. The Trustees believed that the Funds had been providing competitive performance for long-term investors.
     The Board of Trustees also considered the contractual fee rates payable by the Funds under the Management Agreements. In this regard, information on the services rendered by the Investment Adviser to the Funds, the fees paid by the Funds and the Funds’ total operating expense ratios (before and after expense reimbursements) were compared to similar information for mutual funds advised by other, unaffiliated investment management firms. Most of the comparisons of the Funds’ fee rates and total operating expense ratios were prepared by a third-party consultant. These comparisons assisted the Trustees in evaluating the reasonableness of the management fees paid by the Funds.
     More particularly, the Trustees reviewed analyses prepared by a third party consultant of the expense rankings of the Funds. The analyses provided a comparison of the Funds’ management fees to relevant peer groups and category universes; an expense analysis which compared each Fund’s expenses to a peer group and a category universe; and a five-year (or, if shorter, life of Fund) history comparing each Fund’s expenses to a category average. The analyses also compared the Funds’ transfer agency fees, custody and accounting fees and other expenses to peer groups and medians. In addition, the Trustees noted the Investment Adviser’s voluntary undertaking to limit the Funds’ total expense ratios (excluding certain expenses) to specified levels, as well as the Investment Adviser’s voluntary waiver of a portion of its management fees with respect to the Short Duration Tax-Free Fund and Municipal Income Fund.
     The Board of Trustees also considered the breakpoints in the contractual fee rates under the Management Agreements for each of the Funds that were proposed for approval at the Annual Contract Meeting. At the Annual Contract Meeting the Board of Trustees approved the implementation of breakpoints in the Funds’ contractual management fee rates at the following annual percentages of the average daily net assets of the respective Funds:

	Short	Municipal
	Duration	Income
	Tax-Free Fund	Fund

Up to $1 billion	0.40%	0.55%

Next $1 billion	0.36	0.50

Over $2 billion	0.34	0.48

High Yield
Municipal Fund

Up to $2 billion	0.55%

Over $2 billion	0.50

The new breakpoints were implemented initially on a voluntary basis effective July 1, 2005, and will ultimately be implemented on a contractual basis within twelve months.

     In approving these new fee breakpoints, the Trustees reviewed information regarding the Investment Adviser’s potential economies of scale, and whether the Funds and their shareholders were participating in the benefits of these economies. In this regard, the Trustees considered the amount of assets in the Funds; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and the profits realized by them; and information comparing fee rates charged by the Investment Adviser with fee rates charged by other, unaffiliated investment managers to other mutual funds. The Trustees agreed that the fee breakpoints were a way to ensure that benefits of scalability would be passed along to shareholders at the specified asset levels.

 GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

     The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from the Funds as stated above, including the fees received by them for transfer agency, distribution and brokerage services. In this connection, the Trustees considered the reduction in transfer agency fees for Class A, Class B and Class C shares of the Funds that was approved at the Annual Contract Meeting. In addition, the Trustees reviewed the Investment Adviser’s pre-tax revenues and pre-tax margins with respect to the Trust and the Funds. In this regard the Trustees reviewed, among other things, profitability analyses and summaries, revenue and expense schedules and expense allocation methodologies.

     After deliberation, the Trustees concluded that the management fees paid by Funds were reasonable in light of the services provided by the Investment Adviser, its costs and the Funds’ current and reasonably foreseeable asset levels, and that the Management Agreements should be approved and continued.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Trustees and Officers (Unaudited)

Independent Trustees

				Number of
		Term of		Portfolios in
	Position(s)	Office and		Fund Complex	Other
Name,	Held with	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	the Trust[2]	Time Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]

Ashok N. Bakhru Age: 63	Chairman & Trustee	Since 1991	President, ABN Associates (July 1994-March 1996 and November 1998-Present); Executive Vice President—Finance and Administration and Chief Financial Officer, Coty Inc. (manufacturer of fragrances and cosmetics) (April 1996-November 1998); Director of Arkwright Mutual Insurance Company (1984-1999); Trustee of International House of Philadelphia (program center and residential community for students and professional trainees from the United States and foreign countries) (1989-Present); Member of Cornell University Council (1992-2004); Trustee of the Walnut Street Theater (1992-2004); Trustee, Scholarship America (1998-Present); Trustee, Institute for Higher Education Policy (2003- Present); Director, Private Equity Investors—III and IV (November 1998-Present), and Equity-Limited Investors II (April 2002-Present); and Chairman, Lenders Service Inc. (provider of mortgage lending services) (2000-2003).

			Chairman of the Board and Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).	72	None

John P. Coblentz, Jr. Age: 64	Trustee	Since 2003	Partner, Deloitte & Touche LLP (June 1975-May 2003). Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).	72	None

Patrick T. Harker Age: 47	Trustee	Since 2000	Dean and Reliance Professor of Operations and Information Management, The Wharton School, University of Pennsylvania (February 2000-Present); Interim and Deputy Dean, The Wharton School, University of Pennsylvania (July 1999-Present); and Professor and Chairman of Department of Operations and Information Management, The Wharton School, University of Pennsylvania (July 1997-August 2000). Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).	72	None

Mary P. McPherson Age: 70	Trustee	Since 1997	Vice President, The Andrew W. Mellon Foundation (provider of grants for conservation, environmental and educational purposes) (October 1997-Present); Director, Smith College (1998-Present); Director, Josiah Macy, Jr. Foundation (health educational programs) (1977-Present); Director, Philadelphia Contributionship (insurance) (1985-Present); Director Emeritus, Amherst College (1986-1998); Director, The Spencer Foundation (educational research) (1993-February 2003); member of PNC Advisory Board (banking) (1993-1998); Director, American School of Classical Studies in Athens (1997-Present); and Trustee Emeriti, Retirement Health Solutions (post-retirement medical insurance program for non-profit institutions) (since 2005).

			Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).	72	None

Wilma J. Smelcer Age: 56	Trustee	Since 2001	Chairman, Bank of America, Illinois (banking) (1998-January 2001); and Governor, Board of Governors, Chicago Stock Exchange (national securities exchange) (April 2001-April 2004). Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies)	72	Lawson Products Inc. (distributor of industrial products).

 GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Trustees and Officers (Unaudited)
Independent Trustees (continued)

Number of
		Term of		Portfolios in
	Position(s)	Office and		Fund Complex	Other
Name,	Held with	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	the Trust[2]	Time Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]

Richard P. Strubel Age: 66	Trustee	Since 1987	Vice Chairman and Director, Unext, Inc. (provider of educational services via the internet) (2003-Present); President, COO and Director, Unext, Inc. (1999-2003); Director, Cantilever Technologies, Inc. (a private software company) (1999-Present); Trustee, The University of Chicago (1987-Present); and Managing Director, Tandem Partners, Inc. (management services firm) (1990-1999). Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).	72	Gildan Activewear Inc. (an activewear clothing marketing and manufacturing company); Unext, Inc. (provider of educational services via the internet); Northern Mutual Fund Complex (53 Portfolios).

Interested Trustees

				Number of
		Term of		Portfolios in
	Position(s)	Office and		Fund Complex	Other
Name,	Held with	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	the Trust[2]	Time Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]

*Alan A. Shuch Age: 56	Trustee	Since 1990	Advisory Director—GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).	72	None

*Kaysie P. Uniacke Age: 44	Trustee &	Since 2001	Managing Director, GSAM (1997-Present).	72	None
President	Since 2002	Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).

President—Goldman Sachs Mutual Fund Complex (2002- Present) (registered investment companies).

			Assistant Secretary—Goldman Sachs Mutual Fund Complex (1997-2002) (registered investment companies).

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, One New York Plaza, 37th Floor, New York, New York, 10004, Attn: Howard B. Surloff.
[2]	The Trust is a successor to a Massachusetts business trust that was combined with the Trust on April 30, 1997.
[3]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the date the Trustee attains the age of 72 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.
[4]	The Goldman Sachs Mutual Fund Complex consists of the Trust and Goldman Sachs Variable Insurance Trust. As of October 31, 2005, the Trust consisted of 61 portfolios, including the Funds described in this Annual Report, and Goldman Sachs Variable Insurance Trust consisted of 11 portfolios.
[5]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Term of
Office and
	Position(s) Held	Length of
Name, Age And Address	With the Trust	Time Served[1]	Principal Occupation(s) During Past 5 Years

Kaysie P. Uniacke 32 Old Slip New York, NY 10005 Age: 44	President & Trustee	Since 2002 Since 2001	Managing Director, GSAM (1997-Present).

Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).

President—Goldman Sachs Mutual Fund Complex (registered investment companies).

Assistant Secretary—Goldman Sachs Mutual Fund Complex (1997-2002) (registered investment companies).

James A. Fitzpatrick 71 South Wacker Drive Suite 500 Chicago, IL 60606 Age: 45	Vice President	Since 1997	Managing Director, Goldman Sachs (October 1999-Present); and Vice President of GSAM (April 1997-December 1999). Vice President—Goldman Sachs Mutual Fund Complex (registered investment companies).

James A. McNamara 32 Old Slip New York, NY 10005 Age: 43	Vice President	Since 2001	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

Vice President—Goldman Sachs Mutual Fund Complex (registered investment companies).

Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies) (December 2002-May 2004)

John M. Perlowski 32 Old Slip New York, NY 10005 Age: 41	Treasurer	Since 1997	Managing Director, Goldman Sachs (November 2003-Present) and Vice President, Goldman Sachs (July 1995-November 2003). Treasurer—Goldman Sachs Mutual Fund Complex (registered investment companies).

Howard B. Surloff One New York Plaza 37th Floor New York, NY 10004 Age: 40	Secretary	Since 2001	Managing Director, Goldman Sachs (November 2002-Present); Associate General Counsel, Goldman Sachs and General Counsel to the U.S. Funds Group (December 1997-Present).

Secretary—Goldman Sachs Mutual Fund Complex (registered investment companies) (2001-Present) and Assistant Secretary prior thereto.

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

Goldman Sachs Trust — Municipal Fixed Income Funds Tax Information (Unaudited)

During the year ended October 31, 2005, 100%, 99.81%, and 98.11% of the distributions from net investment income paid by the Goldman Sachs Short Duration Tax-Free Fund, the Goldman Sachs Municipal Income Fund and the Goldman Sachs High Yield Municipal Fund, respectively, were exempt-interest dividends and as such, are not subject to U.S. Federal income tax.

FUNDS PROFILE Goldman Sachs Funds THE GOLDMAN SACHS ADVANTAGE Our goal is to deliver: Strong, Consistent Investment Results Global Resources and Global Research Team Approach Disciplined Processes Innovative, Value-Added Investment Products Thoughtful Solutions Risk Management Outstanding Client Service Dedicated Service Teams Excellence and Integrity Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets. Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With portfolio management teams located around the world — and $501.9 billion in assets under management as of September 30, 2005 — our investment professionals bring firsthand knowledge of local markets to every investment decision, making us one of the few truly global asse t managers. GOLDMAN SACHS FUNDS In building a globally diversified portfolio, you can select from more than 50 Goldman Sachs Funds and gain access to investment opportunities across borders, investment styles, asset classes and security capitalizations. Specialty Funds Tollkeeper FundSM CORESM Tax-Managed Equity Fund2 U.S. Equity Dividend and Premium Fund Real Estate Securities Fund Domestic Equity Funds Small Cap Value Fund Fixed Income Funds CORESM Small Cap Equity Fund2 Emerging Markets Debt Fund Small/Mid Cap Growth Fund High Yield Fund Mid Cap Value Fund High Yield Municipal Fund International Equity Funds Concentrated Growth Fund Global Income Fund Asia Growth Fund2 Growth Opportunities Fund Investment Grade Credit Fund Emerging Markets Equity Fund Research Select FundSM Core Fixed Income Fund International Growth Strategic Growth Fund Government Income Fund Opportunities Fund2 Capital Growth Fund U.S. Mortgages Fund Japanese Equity Fund Large Cap Value Fund Municipal Income Fund European Equity Fund Growth and Income Fund California Intermediate AMT-Free Fund3 International Equity Fund CORESM Large Cap Growth Fund2 New York Intermediate AMT-Free Fund3 CORESM International Equity Fund2 CORESM Large Cap Value Fund2 Short Duration Tax-Free Fund CORESM U.S. Equity Fund2 Short Duration Government Fund Ultra-Short Duration Government Fund Asset Allocation Funds Enhanced Income Fund Balanced Fund Asset Allocation Portfolios Money Market Funds1 1 An investment in a money market fund is nei ther insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds. 2 Effective December 31, 2005, the Asia Growth Fund will be renamed the Asia Equity Fund and the International Growth Opportunities Fund will be renamed the International Small Cap Fund. The CORE International Equity, CORE Small Cap Equity, CORE Large Cap Growth, CO RE Large Cap Value, CORE U.S. Equity and CORE Tax-Managed Funds will be renamed, respectively, the Structured International Equity, Structured Small Cap Equity, Structured Large Cap Growth, Structured Large Cap Value, Structured U.S. Equity and Structured Tax-Managed Equity Funds. 3 The Fund commenced operations on November 1, 2005. The Goldman Sachs Research Select FundSM, Tollkeeper FundSM and CORESM are service marks of Goldman, Sachs & Co.

GOLDMAN SACHS ASSET MANAGEMENT, L.P. 32 OLD SLIP, 32ND FLOOR, NEW YORK, NEW YORK 10005 TRUSTEES OFFICERS Ashok N. Bakhru, Chairman Kaysie P. Uniacke, President John P. Coblentz, Jr. James A. Fitzpatrick, Vice President Patrick T. Harker James A. McNamara, Vice President Mary Patterson McPherson John M. Perlowski, Treasurer Alan A. Shuch Howard B. Surloff, Secretary Wilma J. Smelcer Richard P. Strubel Kaysie P. Uniacke GOLDMAN, SACHS & CO. GOLDMAN SACHS ASS ET MANAGEMENT, L.P. Distributor and Transfer Agent Investment Adviser Visit our Web site at www.gs.com/funds to obtain the most recent month-end returns. The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management's predictions and expectations concerning certain future events and their expected impact on the Funds, such as perfor mance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed. A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission Web site at http://www.sec.gov. The Funds fi le their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. Beginning the fiscal quarter ended January 31, 2005 and every first and third fiscal quarter thereafter, the Funds' Form N-Q will become available on the SEC's website at http://www.sec.gov within 60 days after the Funds' first and third fiscal quarters. When available, the Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. When available, Form N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders). Holdings and allocations shown may not be representative of c urrent or future investments. Holdings and allocations may not include the Fund's entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Please consider a Fund's objectives, risks, and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Funds. Copyright 2005 Goldman, Sachs & Co. All rights reserved. Date of first use: December 30, 2005 / 05-2005 MFIAR / 22.5K /12-05

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

     Item 4 – Principal Accountant Fees and Services for the Goldman Sachs Trust: The accountant fees below reflect the aggregate fees billed to all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

Table 1 – Items 4(a) – 4(d)

	2005	2004	Description of Services Rendered
Audit Fees:
•PricewaterhouseCoopers LLP	$762,000	$701,500	Financial statement audits
(“PwC”)
•Ernst & Young LLP (“E&Y”)	$427,000	$447,000	Financial statement audits
Audit-Related Fees:
•PwC	$227,400	$198,800	Other attest services
•E&Y	$0	$0
Tax Fees:
•PwC	$176,800	$175,900	Tax compliance services provided
			in connection with the
			preparation and review of the
			registrant’s tax returns
•E&Y	$84,850	$84,850	Tax compliance services provided
			in connection with the
			preparation and review of the
			registrant's tax returns
All Other Fees:
•E&Y	$0	$10,000	Research and discussion on
			amortization methodologies

Items 4(b)(c) & (d) Table 2. Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Goldman Sachs Trust’s Audit Committee pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2005	2004	Description of Services Rendered
Audit-Related Fees:
•PwC	$683,000	$683,000	Internal control review
			performed in accordance with
			Statement on Auditing Standards
			No. 70.
•E&Y	$18,325	$0	Audit related time borne by the funds’ adviser
Tax Fees:
•PwC	$0	$0
•E&Y	$0	$0
All Other Fees:
•PwC	$0	$16,000	Review of form N-14 for
			purposes of consent issuance
•E&Y	$0	$18,000	Review of Form N-14 for
			purposes of consent issuance.

*	These include the adviser (excluding sub-advisers) and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) – Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of the Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the Goldman Sachs Trust’s service affiliates listed in Table 2 were approved by the Trust’s audit committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PwC for the 12 months ended October 31, 2005 and October 31, 2004 were approximately $404,200 and $374,700, respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PwC for non-audit services for the twelve months ended November 28, 2004 and November 29, 2003 were approximately $3.9 million and $4.2 million, respectively.

The aggregate non-audit fees billed to GST by E&Y for the 12 months ended October 31, 2005 and October 31, 2004 were approximately $84,850 and $94,850, respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by E&Y for non-audit services for the twelve months ended December 31, 2004 and December 31, 2003 were approximately $34.5 million and $30.9 million, respectively.

Item 4(h) – GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	Schedule of Investments is included as part of the Report to Shareholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	During the filing period of this report, the Registrant enhanced its security processing and reconciliation controls over certain complex instruments. Fund management has disclosed these matters with the Registrant’s Audit Committee and auditors.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 11(a)(1) of the registrant’s Form N-CSR filed on March 8, 2004 for its Real Estate Securities Fund (Accession Number 0000950123-04-0002984).

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

/s/ Kaysie Uniacke

By: Kaysie Uniacke
Chief Executive Officer of
Goldman Sachs Trust

Date: December 29, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Kaysie Uniacke
By: Kaysie Uniacke
Chief Executive Officer of
Goldman Sachs Trust

Date: December 29, 2005

/s/ John M. Perlowski
By: John M. Perlowski
Chief Financial Officer of
Goldman Sachs Trust

Date: December 29, 2005